                                                                  EXECUTION COPY

                                U.S. $249,150,000

                          LETTER OF CREDIT ISSUANCE AND
                             REIMBURSEMENT AGREEMENT

                           Dated as of October 2, 2002

                                      Among

                               PECOM ENERGIA S.A.,

                              JPMORGAN CHASE BANK,

                    as Letter of Credit Administrative Agent,

                        DEUTSCHE BANK AG NEW YORK BRANCH,

                                 CITIBANK N.A.,

                                  BNP PARIBAS,

                                   WESTLB AG,

                            CREDIT AGRICOLE INDOSUEZ,

                           MIZUHO CORPORATE BANK, LTD.

                                       and

                       BAYERISCHE HYPO-UND VEREINSBANK AG,

                                as Issuing Banks

                                       and

                            THE LENDERS NAMED HEREIN

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS AND ACCOUNTING TERMS.......................................................................    1

           SECTION 1.01. Certain Defined Terms...................................................................    1

           SECTION 1.02. Computation of Time Periods.............................................................    1

           SECTION 1.03. Accounting Terms........................................................................    1

ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT...........................................    2

           SECTION 2.01. The Letters of Credit...................................................................    2

           SECTION 2.02. Drawings and Reimbursement Under Letters of Credit......................................    4

           SECTION 2.03. Fees ...................................................................................    7

           SECTION 2.04. Prepayments of Letter of Credit Advances, Reduction of Available
                         Amounts of Letters of Credit and Other Actions..........................................    8

           SECTION 2.05. Repayment...............................................................................   20

           SECTION 2.06. Interest................................................................................   24

           SECTION 2.07. Interest Rate Determination.............................................................   25

           SECTION 2.08. Conversion of Advances..................................................................   27

           SECTION 2.09. Increased Costs.........................................................................   28

           SECTION 2.10. Illegality..............................................................................   30

           SECTION 2.11. Payments and Computations...............................................................   30

           SECTION 2.12. Taxes ..................................................................................   32

           SECTION 2.13. Notes ..................................................................................   32

           SECTION 2.14. Event of Sovereign Risk.................................................................   33

ARTICLE III CONDITIONS TO EFFECTIVENESS AND LENDING..............................................................   33

           SECTION 3.01. Conditions Precedent to Effectiveness of Section 2.01...................................   33

           SECTION 3.02. Determinations Under Section 3.01.......................................................   36
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
ARTICLE IV REPRESENTATIONS AND WARRANTIES........................................................................   36

           SECTION 4.01. Representations and Warranties of the Company...........................................   36

ARTICLE V COVENANTS OF THE COMPANY...............................................................................   36

           SECTION 5.01. Covenants...............................................................................   36

ARTICLE VI EVENTS OF DEFAULT.....................................................................................   37

           SECTION 6.01. Events of Default.......................................................................   37

           SECTION 6.02. Actions in Respect of the Letters of Credit upon Default................................   37

ARTICLE VII THE LETTER OF CREDIT ADMINISTRATIVE AGENT............................................................   38

           SECTION 7.01. Authorization and Action................................................................   38

           SECTION 7.02. Letter of Credit Administrative Agent's Reliance, Etc...................................   38

           SECTION 7.03. JPMorgan Chase Bank and Affiliates......................................................   39

           SECTION 7.04. Lender Credit Decision..................................................................   39

           SECTION 7.05. Indemnification.........................................................................   39

           SECTION 7.06. Successor Letter of Credit Administrative Agent.........................................   40

ARTICLE VIII MISCELLANEOUS.......................................................................................   41

           SECTION 8.01. Amendments, Etc.........................................................................   41

           SECTION 8.02. Notices, Etc............................................................................   41

           SECTION 8.03. No Waiver; Remedies.....................................................................   42

           SECTION 8.04. Costs and Expenses......................................................................   42

           SECTION 8.05. Binding Effect..........................................................................   43

           SECTION 8.06. Assignments and Participations..........................................................   43

           SECTION 8.07. GOVERNING LAW...........................................................................   46

           SECTION 8.08. Execution in Counterparts...............................................................   46

           SECTION 8.09. Jurisdiction; Waiver of Immunities......................................................   47

           SECTION 8.10. Judgment Currency.......................................................................   48
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
           SECTION 8.11. Waiver of Jury Trial....................................................................   48

           SECTION 8.12. Representations and Acknowledgments of Lenders..........................................   48

           SECTION 8.13. No Liability of Lenders.................................................................   50

           SECTION 8.14. Right of Set-Off........................................................................   51
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                                       iii

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Schedules

Schedule I - List of Issuing Banks, Aggregate Face Amounts of Letters of Credit Required to be Issued and Lending Offices

Schedule II - List of L/C Funding Lenders, Lending Offices and Aggregate Principal Amount of Letter of Credit Advances Required to be Purchased from Each Issuing Bank

Schedule III - Up-Front Fees

Schedule 5.01 - Underlying Transactions Secured by Letters of Credit Issued Under Short Term L/C Series C Facility, Long Term L/C Series C Facility and Long Term L/C Series D Facility

Schedule 8.12(b) - Surviving Provisions Under OCP Letter of Credit Agreement and Related Participation Agreements

Schedule 8.12(c) - Surviving Provisions Under CAI Letter dated July 24, 2002

Schedule 8.12(d) - Surviving Provisions Under West LB Letter of Credit Agreement

Schedule 8.12(e) - Surviving Provisions Under Mizuho Letter of Credit Agreement

Schedule 8.12(f) - Surviving Provisions Under HVB Letter of Credit Agreement

Exhibits

Exhibit A - Form of Short Term Series A Letter of Credit Issued By Deutsche Bank

Exhibit B - Form of Short Term Series B Letter of Credit Issued By Deutsche Bank

Exhibit C-1 - Form of Short Term Series C Letter of Credit Issued By CAI

Exhibit C-2 - Form of Short Term Series C Letter of Credit Issued By Mizuho

Exhibit C-3 - Form of Short Term Series C Letter of Credit Issued By West LB

Exhibit D-1 - Form of Long Term Series A Letter of Credit Issued By Deutsche
Bank

Exhibit D-2 - Form of Long Term Series A Letter of Credit Issued By Citibank

Exhibit D-3 - Form of Long Term Series A Letter of Credit Issued By BNP PARIBAS

Exhibit E-1 - Form of Long Term Series B Letter of Credit Issued by Deutsche
Bank

Exhibit E-2 - Form of Long Term Series B Letter of Credit Issued by BNP PARIBAS

Exhibit F-1 - Form of Long Term Series C Letter of Credit Issued by CAI

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Exhibit F-2 - Form of Long Term Series C Letter of Credit Issued by West LB

Exhibit G - Form of Long Term Series D Letter of Credit Issued by HVB

Exhibit H-1 - Form of MT Note Supplemental Indenture for Converted Short Term Letter of Credit Advances

Exhibit H-2 - Form of MT Note Supplemental Indenture for Converted Long Term Letter of Credit Advances

Exhibit I - Form of Note Purchase Agreement for MT Notes

Exhibit J - Form of Settlement Agreement Executed Upon a Conversion of Letter of Credit Advances to MT Notes

Exhibit K - Form of Letter of Credit Advance Note

Exhibit L - Form of Assignment and Acceptance

Annexes

Annex A -  Index of Defined Terms

Annex B -  Representations and Warranties

Annex C -  Covenants

Annex D -  Events of Default

                          LETTER OF CREDIT ISSUANCE AND
                             REIMBURSEMENT AGREEMENT

                           Dated as of October 2, 2002

                  PECOM ENERGIA S.A., a sociedad anonima organized under the laws of Argentina (the "Company"), and JPMORGAN CHASE BANK, as administrative agent (the "Letter of Credit Administrative Agent") for the Lenders (as hereinafter defined), DEUTSCHE BANK AG NEW YORK BRANCH ("Deutsche Bank"), as Short Term L/C Series A Issuing Bank (the "Short Term L/C Series A Issuing Bank"), DEUTSCHE BANK, as Short Term L/C Series B Issuing Bank (the "Short Term L/C Series B Issuing Bank"), CREDIT AGRICOLE INDOSUEZ ("CAI"), MIZUHO CORPORATE BANK, LTD. ("Mizuho"), and WESTLB AG ("West LB"), as Short Term L/C Series C Issuing Banks (the "Short Term L/C Series C Issuing Banks"), DEUTSCHE BANK, BNP PARIBAS and CITIBANK N.A. ("Citibank"), as Long Term L/C Series A Issuing Banks (the "Long Term L/C Series A Issuing Banks"), DEUTSCHE BANK and BNP PARIBAS, as Long Term L/C Series B Issuing Banks (the "Long Term L/C Series B Issuing Banks"), CAI and WEST LB, as Long Term L/C Series C Issuing Banks (the "Long Term L/C Series C Issuing Banks"), BAYERISCHE HYPO-UND VEREINSBANK AG ("HVB"), as Long Term L/C Series D Issuing Bank (the "Long Term L/C Series D Issuing Bank" and, together with the Short Term L/C Series A Issuing Bank, the Short Term L/C Series B Issuing Bank, the Short Term L/C Series C Issuing Banks, the Long Term L/C Series A Issuing Banks, the Long Term L/C Series B Issuing Banks and the Long Term L/C Series C Issuing Banks, the "Issuing Banks") and the L/C Funding Lenders, agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. Capitalized terms used in this Agreement shall have the meanings set forth in Annex A hereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with Argentine GAAP.

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                                   ARTICLE II

           AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT

                  SECTION 2.01. The Letters of Credit. (a) (i) The Short Term L/C Series A Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue on the Effective Date a standby letter of credit, substantially in the form attached hereto as Exhibit A or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $4,500,000 (such standby letter of credit, the "Short Term Series A Letter of Credit").

                  (ii) The Short Term L/C Series B Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue on the Effective Date a standby letter of credit, substantially in the form attached hereto as Exhibit B or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $1,500,000 (such standby letter of credit, the "Short Term Series B Letter of Credit").

                  (iii) Each Short Term L/C Series C Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue on the Effective Date
(i) in the case of CAI, a standby letter of credit, substantially in the form attached hereto as Exhibit C-1 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $6,000,000, (ii) in the case of Mizuho, a standby letter of credit, substantially in the form attached hereto as Exhibit C-2 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $10,000,000, and (iii) in the case of West LB, a standby letter of credit, substantially in the form attached hereto as Exhibit C-3 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $6,000,000 (all such standby letters of credit, the "Short Term Series C Letters of Credit"). Each Short Term Series C Letter of Credit shall be issued for the purpose of serving as collateral pursuant to the Master Commodity Swap Agreement dated as of September 26, 1991 between the Company and J. Aron & Company, as in effect from time to time.

                  (iv) Each Long Term L/C Series A Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue on the Effective Date
(i) in the case of Deutsche Bank, a standby letter of credit, substantially in the form attached hereto as Exhibit D-1 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $54,450,000, (ii) in the case of Citibank, a standby letter of credit, substantially in the form attached hereto as Exhibit D-2 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $80,000,000 and (iii) in the case of BNP PARIBAS, a standby letter of credit, substantially in the form attached hereto as Exhibit D-3 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $19,000,000 (all such standby letters of credit, the "Long Term Series A Letters of Credit").

                  (v) Each Long Term L/C Series B Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue on the Effective Date
(i) in the case of Deutsche Bank, a standby letter of credit, substantially in the form attached hereto as Exhibit E-1 or otherwise in

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form and substance satisfactory to such Issuing Bank, for the account of the
Company in the aggregate face amount of $28,700,000 and (ii) in the case of BNP PARIBAS, a standby letter of credit, substantially in the form attached hereto as Exhibit E-2 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $11,000,000 (all such standby letters of credit, the "Long Term Series B Letters of Credit").

                  (vi) Each Long Term L/C Series C Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue on the Effective Date
(i) in the case of CAI, a standby letter of credit, substantially in the form attached hereto as Exhibit F-1 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $4,000,000 and (ii) in the case of West LB, a standby letter of credit, substantially in the form attached hereto as Exhibit F-2 or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $14,000,000 (all such standby letters of credit, the "Long Term Series C Letters of Credit"). Each Long Term Series C Letter of Credit shall be issued for the purpose of serving as collateral pursuant to the Master Commodity Swap Agreement dated as of September 26, 1991 between the Company and J. Aron & Company, as in effect from time to time.

                  (vii) The Long Term L/C Series D Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue on the Effective Date a standby letter of credit, substantially in the form of Exhibit G or otherwise in form and substance satisfactory to such Issuing Bank, for the account of the Company in the aggregate face amount of $10,000,000 (the "Long Term Series D Letter of Credit"). The Long Term Series D Letter of Credit shall be issued for the purpose of serving as collateral pursuant to the Master Commodity Swap Agreement dated as of September 26, 1991 between the Company and J. Aron & Company, as in effect from time to time.

                  (b) No Letter of Credit may be issued hereunder after the date that is the fourth anniversary of the Effective Date. The maximum tenor for any Letter of Credit issued hereunder shall be one (1) year from the date of original issuance, but the expiration date of each Long Term Letter of Credit shall be automatically extended (i) in the case of each Long Term Series A Letter of Credit and each Long Term Series B Letter of Credit, for up to four additional one-year terms after the original expiration date and (ii) in the case of each of the Long Term Series C Letter of Credit and the Long Term Series D Letter of Credit, for up to two additional one-year terms after the original expiration date, and for a final term from the last day of the last such extended term to December 31, 2005; provided that each Issuing Bank may elect, in its sole discretion, not to extend the expiration date of any Letter of Credit in accordance with the terms specified in such Letter of Credit. Each Issuing Bank shall notify the Letter of Credit Administrative Agent promptly upon its issuance of any Letter of Credit and upon any change or amendment to any outstanding Letter of Credit issued by such Issuing Bank. Notwithstanding the foregoing, each Letter of Credit shall terminate no later than (i) in the case of any Short Term Letter of Credit (other than the Short Term Series C Letter of Credit), October 4, 2003, (ii) in the case of any Long Term Letter of Credit (other than the Long Term Series C Letter of Credit and the Long Term Series D Letter of Credit), October 4, 2007 and (iii) in the case of each of the Short Term Series C Letters of Credit, the Long Term Series C Letters of Credit and the Long Term Series D Letter of Credit, December 31, 2005, and no Issuing Bank shall have any

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obligation to honor a draw under any Letter of Credit after such date except as otherwise provided in such Letter of Credit.

                  SECTION 2.02. Drawings and Reimbursement Under Letters of Credit. (a) Drawing and Reimbursement. (i) The payment by the Short Term L/C Series A Issuing Bank of a draw under the Short Term Series A Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Short Term Series A Letter of Credit Advance, which shall initially be a Base Rate Advance, in the amount of such payment. Upon written demand by such Issuing Bank to the Letter of Credit Administrative Agent, which shall immediately present such demand to all Short Term L/C Series A Funding Lenders, each Short Term L/C Series A Funding Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Short Term L/C Series A Funding Lender, such Short Term L/C Series A Funding Lender's Pro Rata Share of such outstanding Short Term Series A Letter of Credit Advance (after deducting the amount of principal thereof to be prepaid pursuant to Section 2.04(c)) as of the date of such purchase, by making available for the account of its Lending Office to the Letter of Credit Administrative Agent for the account of such Issuing Bank in accordance with Section 2.02(a)(viii), by deposit to the Agent's Account, in same day funds, an amount equal to such Pro Rata Share of the outstanding principal amount of such Short Term Series A Letter of Credit Advance to be purchased by such Short Term L/C Series A Funding Lender, together with all accrued interest on the principal amount so purchased. Upon receipt thereof, the Letter of Credit Administrative Agent shall transfer such funds to such Issuing Bank.

                  (ii) The payment by the Short Term L/C Series B Issuing Bank of a draw under the Short Term Series B Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Short Term Series B Letter of Credit Advance, which shall initially be a Base Rate Advance, in the amount of such payment. Upon written demand by such Issuing Bank to the Letter of Credit Administrative Agent, which shall immediately present such demand to all Short Term L/C Series B Funding Lenders, each Short Term L/C Series B Funding Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Short Term L/C Series B Funding Lender, such Short Term L/C Series B Funding Lender's Pro Rata Share of such outstanding Short Term Series B Letter of Credit Advance (after deducting the amount of principal thereof to be prepaid pursuant to Section 2.04(c)) as of the date of such purchase, by making available for the account of its Lending Office to the Letter of Credit Administrative Agent for the account of such Issuing Bank in accordance with Section 2.02(a)(viii), by deposit to the Agent's Account, in same day funds, an amount equal to such Pro Rata Share of the outstanding principal amount of such Short Term Series B Letter of Credit Advance to be purchased by such Short Term L/C Series B Funding Lender, together with all accrued interest on the principal amount so purchased. Upon receipt thereof, the Letter of Credit Administrative Agent shall transfer such funds to such Issuing Bank.

                  (iii) The payment by each Short Term L/C Series C Issuing Bank of a draw under the Short Term Series C Letter of Credit issued by it shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Short Term Series C Letter of Credit Advance, which shall initially be a Base Rate Advance, in the amount of such payment. Upon written demand by such Issuing Bank to the Letter of Credit Administrative Agent, which shall immediately present such demand to all Short Term L/C Series C Funding Lenders, each Short Term L/C Series C Funding Lender shall purchase from such Issuing Bank, and such Issuing

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Bank shall sell and assign to each such Short Term L/C Series C Funding Lender, such Short Term L/C Series C Funding Lender's Pro Rata Share of such outstanding Short Term Series C Letter of Credit Advance (after deducting the amount of principal thereof to be prepaid pursuant to Section 2.04(c)) as of the date of such purchase, by making available for the account of its Lending Office to the Letter of Credit Administrative Agent for the account of such Issuing Bank in accordance with Section 2.02(a)(viii), by deposit to the Agent's Account, in same day funds, an amount equal to such Pro Rata Share of the outstanding principal amount of such Short Term Series C Letter of Credit Advance to be purchased by such Short Term L/C Series C Funding Lender, together with all accrued interest on the principal amount so purchased. Upon receipt thereof, the Letter of Credit Administrative Agent shall transfer such funds to such Issuing Bank.

                  (iv) The payment by each Long Term L/C Series A Issuing Bank of a draw under the Long Term Series A Letter of Credit issued by it shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Long Term Series A Letter of Credit Advance, which shall initially be a Base Rate Advance, in the amount of such payment. In the case of any Long Term Series A Letter of Credit Advance made by Deutsche Bank, upon written demand by such Issuing Bank to the Letter of Credit Administrative Agent, which shall immediately present such demand to all Long Term L/C Series A Funding Lenders, each Long Term L/C Series A Funding Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Long Term L/C Series A Funding Lender, such Long Term L/C Series A Funding Lender's Pro Rata Share of such outstanding Long Term Series A Letter of Credit Advance (after deducting the amount of principal thereof to be prepaid pursuant to Section 2.04(c)) as of the date of such purchase, by making available for the account of its Lending Office to the Letter of Credit Administrative Agent for the account of such Issuing Bank in accordance with Section 2.02(a)(viii), by deposit to the Agent's Account, in same day funds, an amount equal to such Pro Rata Share of the outstanding principal amount of such Long Term Series A Letter of Credit Advance to be purchased by such Long Term L/C Series A Funding Lender, together with all accrued interest on the principal amount so purchased. Upon receipt thereof, the Letter of Credit Administrative Agent shall transfer such funds to such Issuing Bank.

                  (v) The payment by each Long Term L/C Series B Issuing Bank of a draw under the Long Term Series B Letter of Credit issued by it shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Long Term Series B Letter of Credit Advance, which shall initially be a Base Rate Advance, in the amount of such payment. In the case of any Long Term Series B Letter of Credit Advance made by Deutsche Bank, upon written demand by such Issuing Bank, addressed to all Short Term L/C Series B Funding Lenders to the Letter of Credit Administrative Agent, which shall immediately present such demand to all Long Term L/C Series B Funding Lenders, each Long Term L/C Series B Funding Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Long Term L/C Series B Funding Lender, such Long Term L/C Series B Funding Lender's Pro Rata Share of such outstanding Long Term Series B Letter of Credit Advance (after deducting the amount of principal thereof to be prepaid pursuant to Section 2.04(c)) as of the date of such purchase, by making available for the account of its Lending Office to the Letter of Credit Administrative Agent for the account of such Issuing Bank within in accordance with Section 2.02(a)(viii), by deposit to the Agent's Account, in same day funds, an amount equal to such Pro Rata Share of the outstanding principal amount of such Long Term Series B Letter of Credit Advance to be purchased by such Long Term L/C Series B Funding Lender, together with all accrued interest

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on the principal amount so purchased. Upon receipt thereof, the Letter of Credit
Administrative Agent shall transfer such funds to such Issuing Bank.

                  (vi) The payment by each Long Term L/C Series C Issuing Bank of a draw under the Long Term Series C Letter of Credit issued by it shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Long Term Series C Letter of Credit Advance, which shall initially be a Base Rate Advance, in the amount of such payment. Upon written demand by such Issuing Bank to the Letter of Credit Administrative Agent, which shall immediately present such demand to all Long Term L/C Funding Lenders, each Long Term L/C Series C Funding Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Long Term L/C Series C Funding Lender, such Long Term L/C Series C Funding Lender's Pro Rata Share of such outstanding Long Term Series C Letter of Credit Advance (after deducting the amount of principal thereof to be prepaid pursuant to Section 2.04(c)) as of the date of such purchase, by making available for the account of its Lending Office to the Letter of Credit Administrative Agent for the account of such Issuing Bank in accordance with Section 2.02(a)(viii), by deposit to the Agent's Account, in same day funds, an amount equal to such Pro Rata Share of the outstanding principal amount of such Long Term Series C Letter of Credit Advance to be purchased by such Long Term L/C Series C Funding Lender, together with all accrued interest on the principal amount so purchased. Upon receipt thereof, the Letter of Credit Administrative Agent shall transfer such funds to such Issuing Bank.

                  (vii) The payment by the Long Term L/C Series D Issuing Bank of a draw under the Long Term Series D Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Long Term Series D Letter of Credit Advance, which shall initially be a Base Rate Advance, in the amount of such payment.

                  (viii) The Company hereby agrees to each sale and assignment made pursuant to this Section 2.02(a). Each L/C Funding Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance hereunder on (i) the Business Day on which demand therefor is made by the Issuing Bank which made such Letter of Credit Advance, provided that notice of such demand shall have been given in accordance with the terms hereof and shall have been received not later than 11:00 A.M. (local time in the place where such L/C Funding Lender's Lending Office is located) on such Business Day, or (ii) the first Business Day next succeeding the date of such demand if notice of such demand is given after such time. Upon each assignment by an Issuing Bank to any L/C Funding Lender of a portion of a Letter of Credit Advance, such Issuing Bank shall be deemed to represent and warrant to such other Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but shall not be deemed to make any other representation or warranty and shall not assume any responsibility with respect to such Letter of Credit Advance, the Loan Documents or the Company. In the event that, as of the fourth Business Day after the date of any Letter of Credit Advance made by any Issuing Bank, the prepayment required to be made pursuant to
Section 2.04(c) has failed to occur for any reason, each L/C Funding Lender required to purchase a Pro Rata Share of such Letter of Credit Advance shall, upon notice of such failure given by the Issuing Bank and the Letter of Credit Administrative Agent as provided for in Sections 2.02(a)(i) through (vi), immediately purchase its Pro Rata Share of the amount of such Letter of Credit Advance previously disregarded pursuant to this Section 2.02(a) in respect of the prepayment amount anticipated to be paid pursuant to Section 2.04(c).

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                  (b)      Failure to Make Letter of Credit Advances. (i) If and
to the extent that any L/C Funding Lender shall not have made a required amount of a Letter of Credit Advance available to the Letter of Credit Administrative Agent pursuant to the terms of Section 2.02(a), such L/C Funding Lender agrees to pay to the Letter of Credit Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank from whom such L/C Funding Lender was required to purchase all or a portion of such Letter of Credit Advance until the date such amount is paid to the Letter of Credit Administrative Agent (A) during the first three (3) Business Days after such payment was due, at the Federal Funds Rate and (B) thereafter, at the Federal Funds Rate plus 2% per annum, for its account or the account of such Issuing Bank, as applicable. For so long as amounts are due from an L/C Funding Lender pursuant to this Section 2.02(b), the Issuing Bank to whom such amounts are owed shall have the right without notice to such L/C Funding Lender, to the extent permitted by applicable law, to set-off and appropriate and apply against such amount any and all deposits, in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, at any time held or owing by such Issuing Bank or any branch or agency thereof to or for the credit or the account of such Issuing Bank. If such Lender shall pay to the Letter of Credit Administrative Agent such amount for the account of such Issuing Bank such Lender's Pro Rata Share of the outstanding principal amount of the Letter of Credit Advance so purchased shall constitute a Letter of Credit Advance made by such Lender on the date such payment is made or, if such day is not a Business Day, on the next succeeding Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.

                  (ii) The failure of any Lender to make a Letter of Credit Advance to be made by it on the date specified in Section 2.02(a) shall not relieve any other Lender of its obligation hereunder to make any Letter of Credit Advance on such date or any other date, but no L/C Funding Lender shall be responsible for any amount greater than its Pro Rata Share with respect to any Letter of Credit Advance solely as a result of the failure of any other Lender required to purchase its Pro Rata Share of such Letter of Credit Advance to make such purchase pursuant to Section 2.02(a).

                  SECTION 2.03. Fees. (a) Letter of Credit Fees. (i) The Company shall pay to the Letter of Credit Administrative Agent, for the ratable account of the Lenders with respect to each Letter of Credit (based on the proportional obligation, as of the date of such payment, of each L/C Funding Lender to purchase, and of the Issuing Bank to retain for its own account, any Letter of Credit Advances made upon a draw under such Letter of Credit) a fee, payable quarterly in arrears on the last day of each March, June, September and December and on the Expiration Date with respect to such Letter of Credit (each, a "Facility Fee Payment Date"), commencing on December 31, 2002, in an amount equal to (A) the L/C Accrual Rate with respect to such Letter of Credit on the difference between (I) the average daily Available Amount outstanding from time to time with respect to such Letter of Credit during the period beginning on the most recent Facility Fee Payment Date (or, if no Facility Fee Payment Date has occurred, the Effective Date) to, but not including, such Facility Fee Payment Date and (II) the average daily amount of that portion of the L/C Collateral Account with respect to such Letter of Credit Facility allocable to such Letter of Credit (based, on any day, on the Available Amount of such Letter of Credit compared to the aggregate Available Amounts of all Letters of Credit under such Letter of Credit Facility) from time to time during such period plus (B) 0.375% per annum on the amount in (A)(II). No fees under this Section 2.03(a)(i) shall accrue in respect of any Letter of Credit under any circumstances after the Expiration Date with respect to such Letter of Credit.

                  (ii) Upon the occurrence and during the continuance of a Default or Event of Default, the amount of any fee payable pursuant to any clause of this Section 2.03(a)(ii) shall be determined by reference to a rate per annum that is 2% per annum above the rate per annum referred to in such clause.

                  (b) Fronting Fees. The Company shall pay such fronting fees to each Issuing Bank as may from time to time be agreed between the Company and such Issuing Bank.

                  (c) Up-Front Fees. On the Effective Date, the Company shall pay to each Lender an up-front fee in the amount set forth opposite such Lender's name on Schedule III hereto.

                  (d) Other Fees. The Company shall pay to each Issuing Bank, for its own account, the reasonable costs and expenses of such Issuing Bank in connection with the issuance and administration of each Letter of Credit issued by such Issuing Bank, in an aggregate amount per annum per Letter of Credit not to exceed $1,200.

                  (e) Administrative Agent's Fees. The Company shall pay to the Letter of Credit Administrative Agent for its own account such fees as may from time to time be agreed between the Company and the Letter of Credit Administrative Agent.

                  SECTION 2.04. Prepayments of Letter of Credit Advances, Reduction of Available Amounts of Letters of Credit and Other Actions. (a) Reduction of Available Amounts of Letters of Credit. (i)The Company shall reduce the Available Amount of any Letter of Credit issued under the Short Term L/C Series A Facility, the Short Term L/C Series B Facility, the Long Term L/C Series A Facility or the Long Term L/C Series B Facility, without premium or penalty, at any time when such reduction is permitted to be made under any agreement or instrument relating to such Letter of Credit. Any such reductions shall be effected ratably (by Available Amounts under each outstanding Letter of Credit under (A) the Short Term L/C Series A Facility and the Long Term L/C Series A Facility or (B) the Short Term L/C Series B Facility and the Long Term L/C Series B Facility, as the case may be) by means of a Reduction Certificate, as delivered from time to time by the beneficiary under such Letter of Credit to its Issuing Bank, such reductions to be effected on the date such Reduction Certificate is delivered to such Issuing Bank or otherwise as provided for in such Letter of Credit.

                  (ii) The Company shall reduce the full then-outstanding Available Amount of all Letters of Credit issued under the Short Term L/C Series C Facility, the Long Term L/C Series C Facility and the Long Term L/C Series D Facility, without premium or penalty, at any time when such full then-outstanding Available Amounts are no longer needed under any agreement or instrument relating to such Letters of Credit. Upon the reduction of such Available Amount of each Letter of Credit, the Company shall deliver to the Letter of Credit Administrative Agent a consent, in form and substance satisfactory to the Letter of Credit

Administrative Agent and the Issuing Bank that issued such Letter of Credit, in which the beneficiary of such Letter of Credit consents to the termination of such Available Amount of such Letter of Credit.

                  (b) Optional Prepayment of Letter of Credit Advances. The Company may, upon at least three Eurodollar Business Days' irrevocable notice to the Letter of Credit Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Company shall, prepay the outstanding principal amount of all outstanding Letter of Credit Advances in whole or ratably in part together with, in accordance with
Section 2.04(k), all interest and any other amounts accrued or otherwise due in respect of such Letter of Credit Advances through the date of such prepayment (including, without limitation, all LIBOR Funding Costs incurred by the Lenders in connection with such prepayment and payable by the Company pursuant to
Section 8.04(c)).

                  (c) Mandatory Prepayment of Letter of Credit Advances. The Company shall, no later than the fourth Business Day after any date on which Letter of Credit Advances are made by any Issuing Banks under any Letter of Credit Facility pursuant to Section 2.02(a), ratably prepay such Letter of Credit Advances, from cash credited to the L/C Collateral Account with respect to such Letter of Credit Facility, in an amount equal to the lesser of (i) the amount then allocated to such L/C Collateral Account and (ii) the aggregate principal amount of all such Letter of Credit Advances. Notwithstanding the provisions of Section 8.04(c), the Company shall not be required to pay any LIBOR Funding Costs incurred by any Lender in connection with any timely prepayment made pursuant to this Section 2.04(c). All accrued interest on any principal amount prepaid pursuant to this Section 2.04(c) shall be paid in accordance with Section 2.04(k) but no amounts in any L/C Collateral Account shall be used to pay any such accrued interest. The Company irrevocably authorizes and instructs the Letter of Credit Administrative Agent to apply all amounts credited to such L/C Collateral Account to the prepayment required under this Section 2.04(c).

                  (d) Actions Required On Repayment of Long Term Notes. On the date of any scheduled repayment of principal of Long Term Trade Series Notes or Long Term Working Capital Series Notes, the Company shall, with respect to each Long Term L/C Facility:

                  (i) first, prepay the outstanding principal amounts of any Letter of Credit Advances in respect of such Long Term L/C Facility and outstanding principal amounts of any MT Notes issued upon the conversion of any Letter of Credit Advances made under such Long Term L/C Facility (ratably, in accordance with the respective principal amounts thereof then outstanding), and

                  (ii) second, to the extent necessary, cause a reduction in the Available Amount of all Letters of Credit outstanding under such Long Term L/C Facility, ratably in accordance with the respective Available Amounts thereof, and/or deposit cash into the L/C Collateral Account with respect to such Long Term L/C Facility, so that, after giving effect to the above transactions, the fraction, expressed as a percentage,

                  (A)      the numerator of which is equal to:

                           (I) the aggregate principal amount of such Letter of Credit Advances and MT Notes so prepaid on such date, plus

                           (II) the aggregate scheduled repayment of the principal amount of such Letter of Credit Advances and MT Notes made on such date, plus

                           (III) the aggregate reductions of such Available Amounts on such date, plus

                           (IV) the amount of cash so deposited into such L/C Collateral Account on such date, and

                  (B)      the denominator of which is equal to:

                           (I) the aggregate principal amount of such Letter of Credit Advances and MT Notes outstanding immediately prior to any prepayment pursuant to this subsection, plus

                           (II) the aggregate Available Amount of any such Letters of Credit immediately prior to any reduction pursuant to this subsection, minus

                           (III) the aggregate amount of cash and investments thereof credited to such L/C Collateral Account immediately prior to any deposit pursuant to this subsection,

is equal to the percentage of the aggregate outstanding principal amount of the Long Term Trade Series Notes and Long Term Working Capital Series Notes required to be repaid on such date.

                  (e) Actions Required on Receipt of Excess Cash. On the first Payment Date that occurs at least 120 days after the end of each fiscal year of the Company, the Company shall, with respect to each Letter of Credit
Facility:

                  (i) first, prepay the outstanding principal amounts of any Letter of Credit Advances in respect of such Letter of Credit Facility and outstanding principal amounts of any MT Notes issued upon the conversion of any Letter of Credit Advances made under such Letter of Credit Facility (ratably, in accordance with the respective principal amounts thereof then outstanding), and

                  (ii) second, to the extent necessary, cause a reduction in the Available Amounts of all Letters of Credit outstanding under such Letter of Credit Facility, ratably in accordance with the respective Available Amounts thereof, and/or deposit cash into the L/C Collateral Account with respect to such Letter of Credit Facility, so that, after giving effect to the above transactions, the amount equal to:

                  (A) the aggregate principal amount of such Letter of Credit Advances and MT Notes so prepaid on such date, plus

                  (B) the aggregate amount of such reduction in such Available Amounts on such date, plus

                  (C) the aggregate amount of cash so deposited in such L/C Collateral Account on such date,

is equal to:

                           (I) 50% of the Excess Cash of the Company for such fiscal year, multiplied by

                           (II)     a fraction:

                                    (1)      the numerator of which is equal to:

                                             (x)      the aggregate principal
                                    amount of such Letter of Credit Advances and MT Notes outstanding immediately prior to any prepayment pursuant to this subsection, plus

                                             (y)      the aggregate Available
                                    Amount of any such Letters of Credit
                                    immediately prior to any reduction pursuant to this subsection, minus

                                             (z)      the aggregate amount of
                                    cash and investments thereof credited to such L/C Collateral Account immediately prior to any deposit pursuant to this subsection, and

                                    (2)      the denominator of which is equal
                           to:

                                             (x)      the aggregate principal
                                    amount of all Letter of Credit Advances
                                    outstanding under all Letter of Credit
                                    Facilities, all MT Notes issued upon the conversion of any Letter of Credit Advances, all Trade Series Notes and all Working Capital Series Notes, in each case outstanding immediately prior to any prepayment thereof from such Excess Cash, plus

                                             (y)      the aggregate Available
                                    Amount of all Letters of Credit outstanding under all Letter of Credit Facilities immediately prior to any reduction in respect of such Excess Cash, minus

                                             (z)      the aggregate amount of
                                    cash and investments thereof credited to the L/C Collateral Accounts in respect of all Letter of Credit Facilities immediately prior to any deposit in respect of such Excess Cash.

                  (f) Actions Required in Respect of Net Cash Proceeds from Asset Sales. On the first Payment Date that occurs at least 180 days after the date of any Asset Sale by the

Company or any of its Subsidiaries (excluding Asset Sales in the ordinary course of business), the Company shall, with respect to each Letter of Credit Facility:

                  (i) first, prepay the outstanding principal amounts of any Letter of Credit Advances in respect of such Letter of Credit Facility and outstanding principal amounts of any outstanding MT Notes issued upon the conversion of any Letter of Credit Advances made under such Letter of Credit Facility (ratably, in accordance with the respective principal amounts thereof then outstanding), and

                  (ii) second, to the extent necessary, reduce the Available Amounts of any Letters of Credit outstanding under such Letter of Credit Facility and/or deposit cash into the L/C Collateral Account with respect to such Letter of Credit Facility, so that, after giving effect to the above transactions, the amount equal to:

                  (A) the aggregate principal amount of such Letter of Credit Advances and MT Notes so prepaid on such date, plus

                  (B) the aggregate amount of such reduction in such Available Amounts on such date, plus

                  (C) the aggregate amount of cash so deposited in such L/C Collateral Account on such date,

is equal to:

                           (I) 100% of the Net Cash Proceeds from such Asset Sale less the sum of the proceeds of such Asset Sale that shall have been used for Capital Expenditures prior to such Payment Date as permitted by subsection (e) of the Negative Covenants in Annex C and, if such Asset Sale consists of a Sale of Ecuadorian Assets, the amount of Net Cash Proceeds of such Asset Sale required to be applied in accordance with Section 2.04(j), multiplied by

                           (II)     a fraction:

                                    (1)      the numerator of which is equal to:

                                    (x)      the aggregate principal amount of
                           such Letter of Credit Advances and MT Notes outstanding immediately prior to any prepayment pursuant to this subsection, plus

                                    (y)      the aggregate Available Amount of
                           any such Letters of Credit immediately prior to any reduction pursuant to this subsection, minus

                                    (z)      the aggregate amount of cash and
                           investments thereof credited to such L/C Collateral Account immediately prior to any deposit pursuant to this subsection, and

                                    (2)     the denominator of which is equal
                           to:

                                    (x)      the aggregate principal amount of
                           all Letter of Credit Advances outstanding under all Letter of Credit Facilities, all MT Notes issued upon the conversion of any Letter of Credit Advances, all Trade Series Notes and all Working Capital Series Notes, in each case outstanding immediately prior to any prepayment thereof from such Net Cash Proceeds, plus

                                    (y)      the aggregate Available Amount of
                           all Letters of Credit outstanding under all Letter of Credit Facilities immediately prior to any reduction in respect of such Net Cash Proceeds, minus

                                    (z)      the aggregate amount of cash and
                           investments thereof credited to the L/C Collateral Accounts in respect of all Letter of Credit Facilities immediately prior to any deposit in respect of such Net Cash Proceeds.

                  (g) Actions Required Regarding Changes in Debt. On the first Business Day that occurs at least 50 days after the end of each fiscal quarter of the Company, the Company shall, with respect to each Letter of Credit
Facility:

                  (i) first, prepay the outstanding principal amounts of any Letter of Credit Advances in respect of such Letter of Credit Facility and outstanding principal amounts of any MT Notes issued upon the conversion of any Letter of Credit Advances made under such Letter of Credit Facility (ratably, in accordance with the respective principal amounts thereof then outstanding), and

                  (ii) second, to the extent necessary, cause a reduction in the Available Amounts of all Letters of Credit outstanding under such Letter of Credit Facility, ratably in accordance with the respective Available Amounts thereof, and/or deposit cash into the L/C Collateral Account with respect to such Letter of Credit Facility, so that, after giving effect to the above transactions, the amount equal to:

                  (A) the aggregate principal amount of such Letter of Credit Advances and MT Notes so prepaid on such date, plus

                  (B) the aggregate amount of such reduction in such Available Amounts on such date, plus

                  (C) the aggregate amount of cash so deposited in such L/C Collateral Account on such date,

is equal to:

                           (I) 50% of the New Debt Amount with respect to such fiscal quarter multiplied by

                           (II)     a fraction:

                  (A)      the numerator of which is equal to:

                                    (1)      the aggregate principal amount of
                           such Letter of Credit Advances and MT Notes outstanding immediately prior to any prepayment pursuant to this subsection, plus

                                    (2)     the aggregate Available Amount of
                           any such Letters of Credit immediately prior to any reduction pursuant to this subsection, minus

                                    (3)      the aggregate amount of cash and
                           investments thereof credited to such L/C Collateral Account immediately prior to any deposit pursuant to this subsection, and

                           (B)      the denominator of which is equal to:

                                    (1)      the aggregate principal amount of
                           all Letter of Credit Advances outstanding under all Letter of Credit Facilities, all MT Notes issued upon the conversion of any Letter of Credit Advances, all Trade Series Notes and all Working Capital Series Notes, in each case outstanding immediately prior to any prepayment thereof in respect of such New Debt Amount, plus

                                    (2)      the aggregate Available Amount of
                           all Letters of Credit outstanding under all Letter of Credit Facilities immediately prior to any reduction in respect of such New Debt Amount, minus

                                    (3)      the aggregate amount of cash and
                           investments thereof credited to the L/C Collateral Accounts in respect of all Letter of Credit Facilities immediately prior to any deposit in respect of such New Debt Amount.

                  (h) Actions Required upon the Optional Prepayment of Trade Series Notes, Working Capital Series Notes, MT Notes, Letter of Credit Advances or Long Term Debt or the Occurrence of Certain Other Events. (x) With respect to each Letter of Credit Facility, on any date on which the Company shall at its option (i) prepay, redeem, repurchase or in any manner defease or discharge any principal amount outstanding under Long Term Working Capital Series Notes, Long Term Trade Series Notes, Long Term Letter of Credit Advances made under any other Letter of Credit Facility, MT Notes issued upon the conversion of Long Term Letter of Credit Advances made under any other Letter of Credit Facility or Long Term Debt or (ii) (A) make any deposit to an L/C Collateral Account pledged in favor of the Lenders under any other

Letter of Credit Facility or (B) reduce the Available Amount of any Letter of Credit issued under any other Letter of Credit Facility by either (I) causing a new letter of credit for which the Company or one or more of its Subsidiaries is the account party to be issued other than under this Agreement or (II) having the Company or one or more of its Subsidiaries create, assume, incur or suffer to exist a Lien on cash or financial assets for the benefit of, or contribute cash or financial assets to, the beneficiary thereof, at a time when no such deposit or reduction would otherwise be required pursuant to this Agreement, the Company shall:

                  (i) first, prepay the outstanding principal amounts of any Letter of Credit Advances in respect of such Letter of Credit Facility and outstanding principal amounts of any MT Notes issued upon the conversion of any Letter of Credit Advances made under such Letter of Credit Facility (ratably, in accordance with the respective principal amounts thereof then outstanding), and

                  (ii) second, to the extent necessary, cause a reduction in the Available Amount of all Letters of Credit outstanding under such Letter of Credit Facility, ratably in accordance with the respective Available Amounts thereof, and/or deposit cash into the L/C Collateral Account with respect to such Letter of Credit Facility, so that, after giving effect to the above transactions, the fraction, expressed as a percentage,

                  (A)      the numerator of which is equal to:

                           (I) the aggregate principal amount of Letter of Credit Advances and MT Notes in respect of such Letter of Credit Facility so prepaid on such date, plus

                           (II) the aggregate reductions of such Available Amounts so caused in respect of Letters of Credit issued under such Letter of Credit Facility on such date, plus

                           (III) the amount of cash so deposited into the L/C Collateral Account in respect of such Letter of Credit Facility on such date, and

                  (B)      the denominator of which is equal to:

                           (I) the aggregate principal amount of such Letter of Credit Advances and MT Notes outstanding immediately prior to any prepayment pursuant to this subsection, plus

                           (II) the aggregate Available Amount of any such Letters of Credit immediately prior to any reduction pursuant to this subsection date, minus

                           (III) the aggregate amount of cash and investments thereof credited to such L/C Collateral Account immediately prior to any deposit pursuant to this subsection,

is equal to:

                  (x) if action by the Company is required under this subsection as a result of any prepayment of Long Term Working Capital Series Notes, Long Term Trade Series Notes, MT Notes issued upon the conversion of Long Term Letter of Credit Advances made under such other Letter of Credit Facility or Long Term Debt, the percentage of the aggregate then-outstanding principal amount of such Debt so prepaid;

                  (y) if action by the Company is required under this subsection as a result of any prepayment of Long Term Letter of Credit Advances or any optional contribution or reduction by the Company described in the first paragraph of this subsection (h), the percentage that the amount so prepaid or contributed, or the amount of such reduction, as the case may be, represents in respect of:

                           (a) the aggregate outstanding principal amount of all Long Term Letter of Credit Advances under the applicable Letter of Credit Facility, plus

                           (b)      the aggregate principal amount then
                  outstanding of all MT Notes issued upon the conversion of Long Term Letter of Credit Advances made under the applicable Letter of Credit Facility, plus

                           (c) the aggregate Available Amounts of all outstanding Letters of Credit issued under the applicable Letter of Credit Facility, minus

                           (d) the aggregate amount of cash and investments thereof credited to the L/C Collateral Account established with respect to the applicable Letter of Credit Facility;

                  in each case, as calculated immediately prior to such prepayment, deposit or reduction.

In the event that the Company shall, at any time, with respect to any Long Term Letter of Credit Advances, Long Term MT Notes, Long Term New Notes or Long Term Debt, enter into any amendment to, or in any other manner cause any change or rescheduling of, the scheduled payments of principal with respect to such Debt that would result in a shortening of the remaining average life of any such Debt, any payment of principal of such Debt on any date shall be treated as an optional prepayment of such Debt for purposes of this Section 2.04(h)(x). Any actions required by the Company under this Section 2.04(h)(x) shall be without duplication of any actions required to be taken by the Company under Section 2.04(d).

                  (y) The Company shall not on any date prior to the Maturity Date thereof prepay, repurchase or in any manner defease or discharge any principal amount of any Short Term Letter of Credit Advance, Short Term MT Note or Short Term New Note (the "Prepaid Debt") unless otherwise required under this Section 2.04 or under Section 2.4.2 of any Supplemental Indenture pursuant to which Short Term New Notes are issued or unless on the same date it shall have:

                  (i) in the case of Short Term New Notes (other than Short Term MT Notes), other than any of the same constituting Prepaid Debt ("Other Short Term New Notes"), prepaid a principal amount thereof, and

                  (ii) in the case of Short Term L/C Facilities, other than any thereof in respect of the Prepaid Debt ( "Other Short Term L/C Facilities"), at its option:

                           (A) prepaid the principal amount of Short Term Letter of Credit Advances and Short Term MT Notes in respect of such Letter of Credit Facilities,

                           (B) reduced the Available Amount of Letters of Credit issued under such Short Term L/C Facilities and/or

                           (C) deposited cash into L/C Collateral Accounts in respect of such Short Term L/C Facilities,

so that the aggregate amount of such prepayments and, if applicable, reductions and deposits, as a percentage of:

                  (I) in the case of each other series of Other Short Term New Notes, the aggregate principal amount of such series of Other Short Term New Notes then outstanding, and

                  (II) in the case of each Other Short Term L/C Facilities, the total Available Amount of Letters of Credit issued and principal amount of Letter of Credit Advances and Short Term MT Notes outstanding in respect of such Other Short Term L/C Facility, minus the value of cash and investments on deposit in the L/C Collateral Account in respect of such Other Short Term L/C Facility, is the same as the percentage of the prepaid principal amount of Prepaid Debt is of

                  (1) if such Prepaid Debt is Short Term New Notes, the principal amount of such series of Short Term New Notes then outstanding,

                  (2) if such Prepaid Debt is in respect of a Short Term L/C Facility, the total Available Amount of all Letters of Credit issued and the aggregate principal amount of Letter of Credit Advances and MT Notes in respect of such Short Term L/C Facility, minus the value of cash and investments on deposit in the L/C Collateral Account in respect of the Short Term L/C Facility.

In the event that the Company shall, at any time, with respect to any Short Term Letter of Credit Advances, Short Term MT Notes or Short Term New Notes, enter into any amendment to, or in any other manner cause any change or rescheduling of, the scheduled payments of principal with respect to such Debt that would result in a shortening of the remaining average life of any such Debt, any payment of principal of such Debt on any date shall be treated as an optional prepayment of such Debt for purposes of this Section 2.04(h)(y). Any actions required by the

Company under this Section 2.04(h)(y) shall be without duplication of any actions required to be taken by the Company under Section 2.04(d).

                  (i) Actions Required on Prepayments of MT Notes. On the date on which the Company shall at its option prepay any MT Notes issued upon the conversion of Letter of Advances made under any Letter of Credit Facility, the Company shall, with respect to such Letter of Credit Facility:

                  (i) first, prepay the outstanding principal amounts of any Letter of Credit Advances in respect of such Letter of Credit Facility, and

                  (ii) second, to the extent necessary, cause a reduction in the Available Amount of all Letters of Credit outstanding under such Letter of Credit Facility, ratably in accordance with the respective Available Amounts thereof, and/or deposit cash into the L/C Collateral Account with respect to such Letter of Credit Facility, so that, after giving effect to the above transactions, the fraction, expressed as a percentage,

                  (A)      the numerator of which is equal to:

                           (I) the aggregate principal amount of Letter of Credit Advances so prepaid on such date, plus

                           (II) the aggregate reductions of such Available Amounts in respect of Letters of Credit issued under such Letter of Credit Facility on such date, plus

                           (III) the amount of cash so deposited into the L/C Collateral Account in respect of such Letter of Credit Facility on such date, and

                  (B)      the denominator of which is equal to:

                           (I) the aggregate principal amount of such Letter of Credit Advances outstanding immediately prior to any prepayment pursuant to this subsection, plus

                           (II) the aggregate Available Amount of any such Letters of Credit immediately prior to any reduction pursuant to this subsection date, minus

                           (III) the aggregate amount of cash and investments thereof credited to such L/C Collateral Account immediately prior to any deposit pursuant to this subsection,

is equal to the percentage of the aggregate outstanding principal amount of such MT Notes so prepaid.

                  (j) Actions Required on Sale of Ecuadorian Assets. No later than ten (10) days following the date on which the Company shall complete any Sale of Ecuadorian Assets, the Company shall, with respect to each of the Short Term L/C Series A Facility, the Long Term

L/C Series A Facility, the Short Term L/C Series B Facility and the Long Term L/C Series B Facility only:

                  (i) first, prepay outstanding principal amounts of any Letter of Credit Advances under such Letter of Credit Facility and outstanding principal amounts of any MT Notes issued upon the conversion of any Letter of Credit Advances made under such Letter of Credit Facility (ratably, in accordance with the respective principal amounts thereof then outstanding), and

                  (ii) second, to the extent necessary, reduce the Available Amount of any Letters of Credit outstanding under such Letter of Credit Facility and/or deposit cash into the L/C Collateral Account with respect to such Letter of Credit Facility, so that, after giving effect to the above transactions, the fraction, expressed as a percentage,

                  (A)      the numerator of which is equal to:

                           (I) the aggregate principal amount of Letter of Credit Advances and MT Notes so prepaid on such date, plus

                           (II) the aggregate reductions of such Available Amounts in respect of Letters of Credit issued under such Letter of Credit Facility on such date, plus

                           (III) the amount of cash so deposited into the L/C Collateral Account in respect of such Letter of Credit Facility on such date, and

                  (B)      the denominator of which is equal to:

                           (I) the aggregate principal amount of such Letter of Credit Advances and MT Notes outstanding immediately prior to any prepayment pursuant to this subsection, plus

                           (II) the aggregate Available Amount of any such Letters of Credit immediately prior to any reduction pursuant to this subsection, minus

                           (III) the aggregate amount of cash and investments thereof credited to such L/C Collateral Account immediately prior to any deposit pursuant to this subsection,

is equal to the greater of:

                  (x) the percentage of the Company's ownership of its OCP Shares that was subject to the Sale of Ecuadorian Assets, and

                  (y) the percentage of the Company's participation in Block 31 that was subject to the Sale of Ecuadorian Assets.

                  (k) Mechanics of Prepayments. All prepayments of Letter of Credit Advances shall be made together with accrued interest to the date of such prepayment on the principal amount so prepaid and all amounts that may be owing under Section 8.04(c). Each prepayment of a Letter of Credit Advance shall be applied ratably to the remaining scheduled principal payments in respect of such Letter of Credit Advance. If any prepayment of Eurodollar Rate Advances under a Letter of Credit Facility otherwise would be required to be made under this Section 2.04(k) on a day other than the last day of the applicable Interest Period therefor, the Company may transfer an amount to the Letter of Credit Administrative Agent, for deposit into a separate collateral account established (at the Company's sole expense) for such purpose and administered by the Letter of Credit Administrative Agent, equal to the principal amount required to be so prepaid, together with all interest that would accrue on such principal amount (assuming such principal amount were prepaid on the last day of the applicable Interest Period) and on the last day of such Interest Period, the Letter of Credit Administrative Agent shall release all such amounts deposited from such L/C Collateral Account and shall apply all such amounts to the prepayment of such Eurodollar Rate Advances.

                  SECTION 2.05. Repayment. (a) The Company shall repay, on the date that is one year from the Effective Date, to the Letter of Credit Administrative Agent, for the account of the Short Term L/C Series A Issuing Bank and each Short Term L/C Series A Funding Lender that has made a Short Term Series A Letter of Credit Advance, the aggregate outstanding principal amount of each Short Term Series A Letter of Credit Advance made by each of them prior to or on such date.

                  (b) The Company shall repay, on the date that is one year from the Effective Date, to the Letter of Credit Administrative Agent, for the account of the Short Term L/C Series B Issuing Bank and each Short Term L/C Series B Funding Lender that has made a Short Term Series B Letter of Credit Advance, the aggregate outstanding principal amount of each Short Term Series B Letter of Credit Advance made by each of them prior to or on such date.

                  (c) The Company shall repay, on the date that is one year from the Effective Date, to the Letter of Credit Administrative Agent, for the account of each Short Term L/C Series C Issuing Bank and each Short Term L/C Series C Funding Lender that has made a Short Term Series C Letter of Credit Advance, the aggregate outstanding principal amount of each Short Term Series C Letter of Credit Advance made by each of them prior to or on such date.

                  (d) (i) The Company shall repay to the Letter of Credit Administrative Agent, for the account of each Long Term L/C Series A Issuing Bank and each Long Term L/C Series A Funding Lender that has made a Long Term Series A Letter of Credit Advance prior to the Payment Date on which the first scheduled principal installment is due in respect of the Long Term Trade Series Notes and Long Term Working Capital Series Notes, on such Payment Date, 2.5% of the outstanding principal amount of each such Long Term Series A Letter of Credit Advance on the date such Letter of Credit Advance was made and thereafter, shall repay the remaining outstanding principal amount of each such Long Term Series A Letter of Credit Advance in equal quarterly installments beginning on the next following Payment Date and ending on the Maturity Date with respect to the Long Term Series A Letter of Credit Advances (as such initial repayment amount and such subsequent installments shall be reduced as a result of the application of prepayments in accordance with Section 2.04 or as a result of any optional conversions of any Long Term Series A Letter of Credit Advances into MT Notes pursuant to Section 2.08); provided that the final such installment shall in any event be in an amount sufficient to pay the aggregate principal amount of such Long Term Series A Letter of Credit Advance in full and shall occur no later than the Maturity Date with respect to the Long Term Series A Letter of Credit Advances.

                  (ii) The Company shall repay to the Letter of Credit Administrative Agent, for the account of each Long Term L/C Series A Issuing Bank and each Long Term L/C Series A Funding Lender that has made a Long Term Series A Letter of Credit Advance after the Payment Date on which the first scheduled principal installment is due in respect of the Long Term Trade Series Notes and Long Term Working Capital Series Notes, the outstanding principal amount of each such Long Term Series A Letter of Credit Advance in equal quarterly installments (as such installments shall be reduced as a result of the application of prepayments in accordance with Section 2.04 or as a result of any optional conversions of any Long Term Series A Letter of Credit Advances into MT Notes pursuant to Section 2.08) beginning on the Payment Date that is the first scheduled principal payment date of the Long Term Working Capital Series Notes immediately following the date such Long Term Series A Letter of Credit Advance is made and ending on the Maturity Date with respect to the Long Term Series A Letter of Credit Advances; provided that the final such installment shall in any event be in an amount sufficient to pay the aggregate principal amount of such Long Term Series A Letter of Credit Advance in full and shall occur no later than the Maturity Date with respect to the Long Term Series A Letter of Credit Advances.

         (e) (i) The Company shall repay to the Letter of Credit Administrative Agent, for the account of each Long Term L/C Series B Issuing Bank and each Long Term L/C Series B Funding Lender that has made a Long Term Series B Letter of Credit Advance prior to the Payment Date on which the first scheduled principal installment is due in respect of the Long Term Trade Series Notes and Long Term Working Capital Series Notes, on such Payment Date, 2.5% of the outstanding principal amount of each such Long Term Series B Letter of Credit Advance on the date such Letter of Credit Advance was made and thereafter, shall repay the remaining outstanding principal amount of each such Long Term Series B Letter of Credit Advance in equal quarterly installments beginning on the next following Payment Date and ending on the Maturity Date with respect to the Long Term Series B Letter of Credit Advances (as such initial repayment amount and such subsequent installments shall be reduced as a result of the application of prepayments in accordance with Section 2.04 or as a result of any optional conversions of any Long Term Series B Letter of Credit Advances into MT Notes pursuant to Section 2.08); provided that the final such installment shall in any event be in an amount sufficient to pay the aggregate principal amount of such Long Term Series B Letter of Credit Advance in full and shall occur no later than the Maturity Date with respect to the Long Term Series B Letter of Credit Advances.

                  (ii) The Company shall repay to the Letter of Credit Administrative Agent, for the account of each Long Term L/C Series B Issuing Bank and each Long Term L/C Series B Funding Lender that has made a Long Term Series B Letter of Credit Advance after the Payment Date on which the first scheduled principal installment is due in respect of the Long Term Trade Series Notes and Long Term Working Capital Series Notes, the outstanding principal amount of each such Long Term Series B Letter of Credit Advance in equal quarterly installments (as such installments shall be reduced as a result of the application of prepayments in accordance with Section 2.04 or as a result of any optional conversions of any Long Term Series B Letter of Credit Advances into MT Notes pursuant to Section 2.08) beginning on the Payment Date that is the first scheduled principal payment date of the Long Term Working Capital Series Notes immediately following the date such Long Term Series B Letter of Credit Advance is made and ending on the Maturity Date with respect to the Long Term Series B Letter of Credit Advances; provided that the final such installment shall in any event be in an amount sufficient to pay the aggregate principal amount of such Long Term Series B Letter of Credit Advance in full and shall occur no later than the Maturity Date with respect to the Long Term Series B Letter of Credit Advances.

                  (f) (i) The Company shall repay to the Letter of Credit Administrative Agent, for the account of each Long Term L/C Series C Issuing Bank and each Long Term L/C Series C Funding Lender that has made a Long Term Series C Letter of Credit Advance prior to the Payment Date on which the first scheduled principal installment is due in respect of the Long Term Trade Series Notes and Long Term Working Capital Series Notes, on such Payment Date, 2.5% of the outstanding principal amount of each such Long Term Series C Letter of Credit Advance on the date such Letter of Credit Advance was made and thereafter, shall repay the remaining outstanding principal amount of each such Long Term Series C Letter of Credit Advance in equal quarterly installments beginning on the next following Payment Date and ending on the Maturity Date with respect to the Long Term Series C Letter of Credit Advances (as such initial repayment amount and such subsequent installments shall be reduced as a result of the application of prepayments in accordance with Section 2.04 or as a result of any optional conversions of any Long Term Series C Letter of Credit Advances into MT Notes pursuant to Section 2.08); provided that the final such installment shall in any event be in an amount sufficient to pay the aggregate principal amount of such Long Term Series C Letter of Credit Advance in full and shall occur no later than the Maturity Date with respect to the Long Term Series C Letter of Credit Advances.

                  (ii) The Company shall repay to the Letter of Credit Administrative Agent, for the account of each Long Term L/C Series C Issuing Bank and each Long Term L/C Series C Funding Lender that has made a Long Term Series C Letter of Credit Advance after the Payment Date on which the first scheduled principal installment is due in respect of the Long Term Trade Series Notes and the Long Term Working Capital Series Notes, the outstanding principal amount of each such Long Term Series C Letter of Credit Advance in equal quarterly installments (as such installments shall be reduced as a result of the application of prepayments in accordance with Section 2.04 or as a result of any optional conversions of any Long Term Series C Letter of Credit Advances into MT Notes pursuant to Section 2.08) beginning on the Payment Date that is the first scheduled principal payment date of the Long Term Working Capital Series Notes immediately following the date such Long Term Series C Letter of Credit Advance is made and ending on the Maturity Date with respect to the Long Term Series C Letter of Credit Advances; provided that the final such installment shall in any event be in an amount sufficient to pay the aggregate principal amount of such Long Term Series C Letter of Credit Advance in full and shall occur no later than the Maturity Date with respect to the Long Term Series C Letter of Credit Advances.

                  (g)      (i)      The Company shall repay to the Letter of
Credit Administrative Agent, for the account of the Long Term L/C Series D Issuing Bank that has made a Long Term Series D Letter of Credit Advance prior to the Payment Date on which the first scheduled principal installment is due in respect of the Long Term Trade Series Notes and Long Term Working Capital Series, on such Payment Date, 2.5% of the outstanding principal amount of each such Long Term Series D Letter of Credit Advance on the date such Letter of Credit Advance was made and thereafter, shall repay the remaining outstanding principal amount of each such Long Term Series D Letter of Credit Advance in equal quarterly installments beginning on the next following Payment Date and ending on the Maturity Date with respect to the Long Term Series D Letter of Credit Advances (as such initial repayment amount and such subsequent installments shall be reduced as a result of the application of prepayments in accordance with Section 2.04 or as a result of any optional conversions of any Long Term Series D Letter of Credit Advances into MT Notes pursuant to Section 2.08); provided that the final such installment shall in any event be in an amount sufficient to pay the aggregate principal amount of such Long Term Series D Letter of Credit Advance in full and shall occur no later than the Maturity Date with respect to the Long Term Series D Letter of Credit Advances.

                  (ii) The Company shall repay to the Letter of Credit Administrative Agent, for the account of the Long Term L/C Series D Issuing Bank that has made a Long Term Series D Letter of Credit Advance after the Payment Date on which the first scheduled principal installment is due in respect of the Long Term Trade Series Notes and the Long Term Working Capital Series Notes, the outstanding principal amount of each such Long Term Series D Letter of Credit Advance in equal quarterly installments (as such installments shall be reduced as a result of the application of prepayments in accordance with Section 2.04 or as a result of any optional conversions of any Long Term Series D Letter of Credit Advances into MT Notes pursuant to Section 2.08) beginning on the Payment Date that is the first scheduled principal payment date of the Long Term Working Capital Series Notes immediately following the date such Long Term Series D Letter of Credit Advance is made and ending on the Maturity Date with respect to the Long Term Series D Letter of Credit Advances; provided that the final such installment shall in any event be in an amount sufficient to pay the aggregate principal amount of such Long Term Series D Letter of Credit Advance in full and shall occur no later than the Maturity Date with respect to the Long Term Series D Letter of Credit Advances.

                  (h) The Obligations of the Company under this Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Company is without prejudice to, and does not constitute a waiver of, any rights the Company might have or might acquire as a result of the payment by any Issuing Bank of any draft or the reimbursement by the Company thereof):

                  (i) any lack of validity or enforceability of any Loan Document, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Company in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), any Issuing Bank, any Lender or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                  (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

                  (vi) any exchange, release or non-perfection of any collateral for all or any of the Obligations of the Company in respect of the L/C Related Documents; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company.

                  SECTION 2.06. Interest. (a) Scheduled Interest. The Company shall pay interest on the unpaid principal amount of each Letter of Credit Advance owing to a Lender from the date of such Letter of Credit Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. During such periods as such Letter of Credit Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time with respect to such Letter of Credit Advance, payable in arrears quarterly on each Payment Date during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (ii) Eurodollar Rate Advances. During such periods as such Letter of Credit Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Letter of Credit Advance to the sum of (x) LIBOR for such Interest Period for such Letter of Credit Advance plus (y) the Applicable Margin with respect to such Letter of Credit Advance in effect from time to time, payable in arrears on the last day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon any failure by the Company to make any payment hereunder or under any Letter of Credit Advance Note, the Company shall pay interest on (i) the unpaid principal amount of each Letter of Credit Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Letter of Credit Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder or under any Letter of Credit Advance Note that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in full in arrears on any date any such amount shall be paid and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum then required to be paid, in the case of interest, on the Type of Letter of Credit Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above and, in all other cases, on Eurodollar Rate Advances pursuant to clause (a)(ii) above (such rate of interest, the "Default Rate").

                  SECTION 2.07. Interest Rate Determination. (a) The Letter of Credit Administrative Agent shall promptly determine and shall give prompt notice to the Company and the Lenders of the applicable interest rate determined by the Letter of Credit Administrative Agent for purposes of Section 2.06(a)(i) or (ii).

                  (b) If (i) on or prior to the first day of any Interest Period the Letter of Credit Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining LIBOR for such Interest Period or (ii) on or prior to the first day of any Interest Period the Majority Holders with respect to a Letter of Credit Facility advise the Letter of Credit Administrative Agent that LIBOR for such Interest Period will not adequately and fairly reflect the cost to such Majority Holders of making, funding or maintaining their Eurodollar Rate Advances under such Letter of Credit Facility during such Interest Period, the Letter of Credit Administrative Agent shall forthwith give notice thereof (an "Alternate Rate Notice") in respect of such Interest Period to the Company and the Lenders, whereupon until the Letter of Credit Administrative Agent gives notice (an "Alternate Rate Rescission Notice") to the Company and the Lenders that the circumstances giving rise to such Alternate Rate Notice no longer exist (it being understood that the Letter of Credit Administrative Agent will give such notice reasonably promptly after it has knowledge that such circumstances ceased to exist), the interest rate applicable to the Eurodollar Rate Advances under such Letter of Credit Facility shall be determined pursuant to the provisions set forth in Section 2.07(c) or 2.07(d), as applicable.

                  (c) Upon delivery of an Alternate Rate Notice upon the occurrence of conditions set forth in clause (i) of Section 2.07(b), the alternative basis for computing interest on the relevant Eurodollar Rate Advances, which shall be payable in connection with such Interest Period shall be the greater of (x) the Federal Funds Rate plus 0.5% or (y) the Prime Rate, plus in each case the Applicable Margin with respect to such Eurodollar Rate Advances. The Letter of Credit Administrative Agent shall give prompt written notice to the Company and the Lenders of the rate of interest so determined, and its determination thereof shall be prima facie evidence thereof, absent manifest error.

                  (d) Upon delivery of an Alternate Rate Notice upon the occurrence of conditions set forth in clause (ii) of Section 2.07(b), during the 30 days next succeeding the giving of such Alternate Rate Notice, the Company and the Letter of Credit Administrative

Agent shall negotiate in good faith in order to arrive at a mutually satisfactory alternative basis (having the written approval of the Majority Holders with respect to the relevant Letter of Credit Facility) for computing interest on the Eurodollar Rate Advances outstanding under such Letter of Credit Facility (the "Alternative Basis Interest Rate"), which shall be payable in connection with such Interest Period in order to compensate the Lenders of the relevant Letter of Credit Advances for the inadequate interest rate resulting from the occurrence of the conditions specified in clause (ii) of this Section 2.07(b). If within such 30-day period, the Company and the Letter of Credit Administrative Agent agree in writing upon the Alternative Basis Interest Rate, such Alternative Basis Interest Rate shall be payable to all Lenders under such Letter of Credit Facility from the commencement of, and only for, the duration of such Interest Period. If the Company and the Letter of Credit Administrative Agent fail to agree upon an Alternative Basis Interest Rate within such 30-day period, the Alternative Basis Interest Rate in connection with such Interest Period payable to each Lender under such Letter of Credit Facility for such Interest Period shall be such Alternative Basis Interest Rate as such Lender shall determine (in a certificate delivered by such Lender to the Letter of Credit Administrative Agent setting forth the basis of the computation of such amount, which certificate shall be conclusive and binding for all purposes, absent manifest error) to be necessary to compensate such Lender for its cost of obtaining (in good faith and using commercially reasonable efforts to minimize the interest cost to the Company) as of the commencement of such Interest Period funds for such Interest Period in an amount equal to the principal amount of such Lender's outstanding Eurodollar Rate Advances plus the Applicable Margin with respect to such Eurodollar Rate Advances. The Letter of Credit Administrative Agent shall notify the Company of each such determination as promptly as practicable. As the negotiations described in this Section 2.07(d) and any resulting Alternative Basis Interest Rate are intended for the direct benefit of the Lenders under the relevant Letter of Credit Facility, the Company expressly covenants and acknowledges (i) that as a result of any such negotiations following the delivery of an Alternate Rate Notice, such Lenders shall not receive a lower rate of interest on their Eurodollar Rate Advances than they would have received had there not been such negotiations, and (ii) that such negotiations shall in no event cause, justify or give rise to any delay or reduction in the payment of interest, principal or other amounts payable by the Company under this Agreement or any Letter of Credit Advance Note.

                  (e)      Notwithstanding subsections (a) through (d) above, if
(i) the circumstances in clause (i) of subsection (b) above arise in respect of ascertaining LIBOR for the initial Interest Period occurring after any Conversion hereunder of any Base Rate Advances made under any Letter of Credit Facility to Eurodollar Rate Advances under such Letter of Credit Facility or
(ii) the circumstances in clause (ii) of subsection (b) above arise in respect of the making, funding or maintaining of Eurodollar Rate Advances to be made, funded or maintained upon the Conversion hereunder of any Base Rate Advances made under any Letter of Credit Facility to Eurodollar Rate Advances under such Letter of Credit Facility, in each such case the provisions in subsections (a) through (d) above shall not apply and such Base Rate Advances shall not be converted to Eurodollar Rate Advances until the Letter of Credit Administrative Agent gives notice to the Company that the circumstances in clause (i) or (ii) of subsection (b), respectively, no longer exist (it being understood that the Letter of Credit Administrative Agent will give such notice reasonably promptly after it has knowledge that such circumstances ceased to exist). Three Business Days after the date of such notification, all such Base Rate Advances shall automatically be Converted to Eurodollar Rate Advances.

                  SECTION 2.08. Conversion of Advances. (a) Subject to the provisions in Section 2.10, Base Rate Advances comprising the same Borrowing shall be automatically Converted into Eurodollar Rate Advances four Business Days after the date such Base Rate Advances are made.

                  (b) The Company may on any Business Day, upon notice to the Letter of Credit Administrative Agent given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion, Convert Letter of Credit Advances comprising the same Borrowing (provided that the Company shall not convert any Letter of Credit Advance made by an Issuing Bank pursuant to Section 2.02 upon payment of a draft drawn under any Letter of Credit (i) unless all relevant L/C Funding Lenders have purchased their Pro Rata Shares of such Letter of Credit Advance in accordance with
Section 2.02, (ii) unless any prepayment of such Letter of Credit Advance required under Section 2.04(c) shall have been received by the relevant Lenders and (iii) at any time when payments to be made under such MT Notes would be subject to foreign exchange restrictions, controls or prohibitions under Argentine law) into Debt evidenced by notes (the "MT Notes") issued under the Medium Term Note Program pursuant to a supplemental indenture substantially in the form attached hereto as Exhibit H-1 in the case of any Short Term Letter of Credit Advances so Converted and in the form attached hereto as Exhibit H-2 in the case of any Long Term Letter of Credit Advances so Converted, with respect to which, in the case of MT Notes issued upon a Conversion of Letter of Credit Advances made by any Lender under the Short Term L/C Series A Facility, the Short Term L/C Series B Facility, the Long Term L/C Series A Facility or the Long Term L/C Series B Facility, each of Perez Companc International S.A., Perez Companc Ecuador and EcuadorTLC S.A. shall be a co-obligor with the Company in respect of all Obligations thereunder, and in the case of MT Notes issued upon a Conversion of Letter of Credit Advances made by any Lender under the Long Term L/C Series D Facility, Pecom Energia S.A., Sucursal Bolivia shall be a co-obligor with the Company in respect of all Obligations thereunder, in each case pursuant to documentation in form and substance satisfactory to such Lender. Any such Conversion shall ratably Convert Letter of Credit Advances comprising the same Borrowing; provided that the Letter of Credit Advances of any Lender that, as of the Conversion Date (as defined below), cannot make all of the representations set forth in Section 8.12 hereof shall not be Converted and such Letter of Credit Advances shall remain Letter of Credit Advances hereunder. On the date of the proposed conversion (the "Conversion Date"), the Company shall, pursuant to the terms of a note purchase agreement substantially in the form attached hereto as Exhibit I, deliver or cause to be delivered to each purchasing Lender an MT Note in the aggregate face amount to be purchased by such Lender (or such Lender's assignee), dated the issue date and registered in such Lender's (or assignee's) name, against delivery to the Company of (i) a settlement agreement, in the form of Exhibit J hereto, transferring all of such Lender's rights, title and interest in respect of all amounts owing to such Lender by the Company in respect of the Letter of Credit Advances to be Converted (other than in respect of interest accrued through (and including) the day preceding the Conversion Date and any other amounts other than principal owing or accrued in respect thereof on the Conversion Date) and (ii) the Letter of Credit Advance Note or Letter of Credit Advance Notes, as applicable, held by such Lender representing or evidencing the obligations of the Company with respect to the Letter of Credit Advances to be converted. Upon the issuance of an MT Note to a Lender (or assignee) pursuant to this Section 2.08(b), the Company shall have no further obligations under this Agreement or any instrument or note delivered hereunder with respect to the Letter of Credit Advances of such Lender (or assignee) Converted pursuant to this Section 2.08(b), and the Note Documents with respect to such MT Notes shall supersede and replace the Loan Documents and all instruments and notes delivered under such Loan Documents with respect to the Letter of Credit Advances of such Lender Converted pursuant to this Section 2.08(b) (without any such act causing the novation of the obligations under the Loan Documents); provided that the obligations of the Company under Sections 2.09, 2.12 and 8.04 shall remain in effect to the extent that any claim thereunder relates to an event arising prior to the Conversion Date. Upon any Conversion of Letter of Credit Advances comprising the same Borrowing pursuant to this Section 2.08(b), the remaining scheduled principal payments in respect of such Letter of Credit Advances shall be ratably reduced in an aggregate amount equal to the amount of such Letter of Credit Advances so Converted.

                  SECTION 2.09. Increased Costs. (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, (i) shall subject any Lender (or its Lending Office) to any tax, duty or other charge with respect to one or more of its Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances, or shall change the basis of taxation of payments to any Lender (or its Lending Office) of the principal of or interest on its Eurodollar Rate Advances or any other amounts due under this Agreement or any Letter of Credit Advance Notes (except for the introduction of, or changes in the rate of, tax on the overall net income of such Lender or its Lending Office, or franchise taxes, imposed by the jurisdiction (or any political subdivision or taxing authority thereof) under the laws of which such Lender is organized, or in which such Lender's principal office or Lending Office is located); or (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System and minimum reserve requirements of the European Central Bank but excluding any such requirement included in an applicable Eurodollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or shall impose on any Lender (or its Lending Office) or the London interbank market any other condition affecting the purchasing, owning, holding or maintaining of any one or more Eurodollar Rate Advances by such Lender or the obligation of such Lender to make Eurodollar Rate Advances and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) of purchasing, owning, holding, maintaining, making or being obligated to make any one or more of its Eurodollar Rate Advances, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) under the Agreement and any one or more of its Letter of Credit Advance Notes, by an amount deemed by such Lender to be material (excluding, for purposes of this Section 2.09 any increased costs or any reductions resulting from any Indemnifiable Taxes (as defined in Section 2.12) or Other Taxes (payable by the Company pursuant to
Section 2.12)), then, promptly after demand by such Lender (with a copy to the Letter of Credit Administrative Agent), which demand shall be accompanied by a certificate of such Lender setting forth in reasonable detail the circumstances which give rise to such increase or reduction, the amount of the claim and the calculation thereof (and which certificate shall be conclusive and binding for all purposes, absent manifest error), the Company shall, to the extent that it shall not have done so under any other provision of this Agreement, pay to such Lender such additional amount or amounts as will, without duplication, compensate such Lender for such increased cost or reduction.

                  (b) If, on or after the date hereof, any Lender shall determine that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on capital of any Lender as a consequence of such Lender's purchasing, owning, maintaining or holding any Eurodollar Rate Advances or such Lender's obligation to make Eurodollar Rate Advances hereunder to a level below that which such Lender could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, promptly after demand by such Lender (with a copy to the Letter of Credit Administrative Agent), which demand shall be accompanied by a certificate of such Lender setting forth in reasonable detail the circumstances which give rise to such reduction, the amount of the claim and the calculation thereof (and which certificate shall be conclusive and binding for all purposes, absent manifest error), the Company shall, to the extent that it shall not have already done so under any other provision of this Agreement, pay to such Lender such additional amount or amounts as will, without duplication, compensate such Lender for such reduction.

                  (c) Each Lender will promptly notify the Company and the Letter of Credit Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 2.09. Each Lender will, before requesting compensation for additional amounts pursuant to this Section 2.09, use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize or eliminate the requirement of such compensation by transferring its Letter of Credit Advances, Letter of Credit Advance Notes and its obligations to make Letter of Credit Advances hereunder or to purchase a Pro Rata Share of any Letter of Credit Advances hereunder, as applicable, to a different lending office if such transfer will avoid or reduce the need for compensation for such additional amounts and will not, in the sole judgment of such Lender, be otherwise disadvantageous (economically or otherwise) to such Lender; provided that no Lender shall have any obligation to provide any information as to any possible actions or designations considered and taken or rejected by such Lender or the reasons therefor. A certificate of any Lender claiming compensation under this Section 2.09 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) The Company shall not be required to compensate a Lender as provided by this Section 2.09 if the increased cost or reduction in respect of which such claim for additional amounts arises results solely from a requirement which is applicable to the relevant Lender by reason of its financial condition or assets and which is not of general application to similar persons of a similar type in similar circumstances in the same jurisdiction.

                  SECTION 2.10. Illegality. (a) Notwithstanding any other provision of this Agreement, if on or after the date hereof any Lender shall notify the Letter of Credit Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder (after such Lender has used reasonable efforts to transfer its Eurodollar Rate Advances, its Letter of Credit Advance Notes evidencing Eurodollar Rate Advances and its obligations to fund and maintain Eurodollar Rate Advances to a different lending office if such transfer will avoid illegality and shall not, in the sole judgment of such Lender, be disadvantageous (economically or otherwise) to such Lender), each Eurodollar Rate Advance will automatically, upon demand, Convert into a Base Rate Advance and no Base Rate Advances shall be converted into Eurodollar Rate Advances until the circumstances giving rise to such illegality no longer exist; provided that on the date such circumstances no longer exist and all Lenders are able to make Eurodollar Rate Advances hereunder, all Base Rate Advances shall automatically be Converted into Eurodollar Rate Advances three Business Days after such date and all Base Rate Advances made after such date shall automatically be Converted to Eurodollar Rate Advances pursuant to Section 2.08.

                  (b) If any L/C Funding Lender shall notify the Letter of Credit Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Lending Office to perform its obligations hereunder to make any Advances under any Letter of Credit Facility or to fund or maintain any Advances under any Letter of Credit Facility, to the extent the circumstances in subsection (a) do not apply and after such Lender has used reasonable efforts to transfer its Advances, its Letter of Credit Advance Notes evidencing such Advances and its obligations to fund and maintain Advances to a different lending office if such transfer will avoid illegality and shall not, in the sole judgment of such Lender, be disadvantageous (economically or otherwise) to such Lender, (i) the Company shall immediately prepay in full the then outstanding principal amount of such Advances, together with accrued interest thereon; (ii) the obligation of such L/C Funding Lender to make any Advances shall be suspended until such Lender notifies the Company and the Letter of Credit Administrative Agent that the circumstances giving rise to such suspension no longer exist; and (iii) the Company shall deposit into the L/C Collateral Account with respect to the Letter of Credit Facility under which such Advances were made an amount in cash equal to the aggregate principal amount of advances such L/C Funding Lender would otherwise have been required to make under such Letter of Credit Facility pursuant to Section 2.02 (assuming all Letters of Credit outstanding under such Letter of Credit Facility were fully drawn at the time of such suspension).

                  SECTION 2.11. Payments and Computations. (a) The Company shall make each payment hereunder and under the Letter of Credit Advance Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Letter of Credit Administrative Agent at the Agent's Account in same day funds. With respect to funds paid to the Letter of Credit Administrative Agent, the Letter of Credit Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Company is in respect of principal, interest, fees or any other Obligation then payable hereunder and under the Letter of Credit Advance Notes to more than one Lender, to such Lenders for the account of their respective

Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lenders and (ii) if such payment by the Company is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.06(d), from and after the effective date specified in such Assignment and Acceptance, the Letter of Credit Administrative Agent shall make all payments hereunder and under the Letter of Credit Advance Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) All interest hereunder shall be computed by the Letter of Credit Administrative Agent on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Notwithstanding the foregoing, (i) during each Alternate Rate Period, for each day that an alternative basis interest rate is determined pursuant to Section 2.07(c) and such alternative basis interest rate is based upon the Prime Rate as contemplated therein, interest shall be computed on the basis of a year of 365 or 366 days, as the case may be, and paid for the actual number of days elapsed (including the first day but excluding the last day) and (ii) all computations of interest based on the Base Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and paid for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Letter of Credit Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder or under the Letter of Credit Advance Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (d) Unless the Letter of Credit Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Letter of Credit Administrative Agent may assume that the Company has made such payment in full to the Letter of Credit Administrative Agent on such date and the Letter of Credit Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company shall not have so made such payment in full to the Letter of Credit Administrative Agent, each Lender shall repay to the Letter of Credit Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Letter of Credit Administrative Agent, at the Federal Funds Rate.

                  SECTION 2.12. Taxes. (a) Any and all payments by the Company hereunder or under any Letter of Credit Advance Note shall be made free and clear of, and without withholding or deduction for or on account of, any Taxes, excluding, (i) in the case of each Lender and the Letter of Credit Administrative Agent, Taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by any state or foreign jurisdiction under the laws of which such Lender or the Letter of Credit Administrative Agent, as the case may be, is organized or any political subdivision thereof, and (ii) in the case of each Lender, Taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of its Lending Office or any political subdivision thereof (all such nonexcluded Taxes in respect of payments hereunder or under any Letter of Credit Advance Notes collectively, "Indemnifiable Taxes"). If any Indemnifiable Taxes are required to be withheld or deducted from any such payment, the Company shall pay such additional amounts as may be necessary to ensure that the amounts received by each Lender or the Letter of Credit Administrative Agent, as the case may be, after such withholding or deduction (and after withholding or deduction on amounts payable under this Section 2.12) shall equal the respective amounts that would have been receivable from the Company (any such additional amounts required to be paid by the Company, "Additional Amounts").

                  (b) The Company shall promptly pay when due any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies (including the Personal Property Tax) that arise in any jurisdiction from any payment made hereunder or from the execution, delivery, enforcement or registration of this Agreement or any other document or instrument referred to herein or therein (collectively, "Other Taxes").

                  (c) The Company agrees to indemnify each Lender and the Administrative Agent for the full amount of Indemnifiable Taxes and Other Taxes, and for the full amount of taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by any such Lender or the Letter of Credit Administrative Agent, as the case may be, and any liability (including penalties, additions to tax interest and expenses) arising therefrom or with respect thereto. Amounts payable by the Company under the indemnity set forth in this subsection (c) shall be paid within 30 days from the date on which the applicable Lender or the Administrative Agent, as the case may be, makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes under this Section 2.12, the Company will notify the Letter of Credit Administrative Agent of such payment and, at the request of the Letter of Credit Administrative Agent, furnish the Letter of Credit Administrative Agent at its address referred to in Section 8.02 the original or a certified copy of a receipt evidencing payment thereof. Upon request, the Company shall provide the Letter of Credit Administrative Agent with documentation reasonably satisfactory to the Letter of Credit Administrative Agent evidencing the payment of any Additional Amounts. Copies of such documentation shall be made available by the Letter of Credit Administrative Agent to the Lenders upon request therefor.

                  SECTION 2.13. Notes. (a) As additional evidence of the Company's obligation to pay the principal of and interest on the Letter of Credit Advances as provided in this Agreement and in accordance with Section
3.02 of this Agreement, the Company shall execute and deliver to each Lender on or prior to each Borrowing pursuant to Section 2.02, a duly executed and notarized Letter of Credit Advance Note of the Company, in the form of Exhibit K hereto, made payable to the order of such Lender, dated the date of such Borrowing, in an aggregate principal amount equal to the amount of the Letter of Credit Advance to be made by such Lender on such date. If any Lender exercises any right in any court in Argentina under any Letter of Credit Advance Note delivered pursuant to this Agreement, it shall not be required for such purpose to evidence to the Company or any other Person that such Letter of Credit Advance Note represents obligations of the Company under this Agreement nor that any condition herein has been fulfilled. In addition, the Company hereby agrees and covenants that it will execute and deliver any and all amendments or endorsements to the Letter of Credit Advance Notes, and take all further action that may in the reasonable judgment of the Letter of Credit Administrative Agent, be necessary, or that the Letter of Credit Administrative Agent may reasonably request from time to time, in order to ensure that the Letter of Credit Advance Notes duly reflect the terms of this Agreement.

                  (b) Notwithstanding discharge in full of any Letter of Credit Advance Note, if the amount (including, without limitation, default interest) paid or payable to any of the Lenders under such Letter of Credit Advance Note (whether arising from the enforcement thereof in Argentina or otherwise) is less than the amount due and payable to such Lender in accordance with this Agreement with respect to the Letter of Credit Advance, or portion thereof, evidenced by such Letter of Credit Advance Note, the Company agrees, to the fullest extent it may effectively do so, to pay to such Lender upon demand such difference in accordance with Section 2.11 hereunder and as otherwise specified in this Agreement.

                  SECTION 2.14. Event of Sovereign Risk. The Company agrees that, notwithstanding any foreign exchange restriction or prohibition in Argentina, any and all payments hereunder and under the Letter of Credit Advance Notes shall be made exclusively in Dollars in immediately available funds. In the event any such foreign exchange restriction or prohibition is in effect, the Company shall, during the continuance of such prohibition or restriction and at its own expense, obtain such Dollars including, (i) by purchasing in Argentina (in compliance with any applicable Argentine Central Bank or other Governmental Authority regulation in force at the time of such purchase), any Dollar denominated public or private debt or equity tradable security issued in Argentina and tradable in foreign markets, and transferring and selling the same outside of Argentina for Dollars or (ii) by means of any other legal and appropriate mechanism for the acquisition of Dollars. No form of payment shall be deemed to constitute payment of the applicable Obligation until receipt of the full amount of Dollars due in respect thereof. All costs, expenses and taxes payable in connection with compliance with this Section 2.14 shall be for the account of the Company.

                                   ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

                  SECTION 3.01. Conditions Precedent to Effectiveness of Section
2.01. The obligation of each Issuing Bank to issue the Letters of Credit specified in Section 2.01 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

                  (a) There shall have occurred no change or effect since June 30, 2002 that, individually or in the aggregate, could materially adversely affect the financial condition, business, properties, prospects or results of operations of the Company and its Subsidiaries taken as a whole and which could reasonably be expected to affect materially and adversely the Company's ability to perform its obligations under the Loan Documents.

                  (b) There shall have occurred no change or effect since the date hereof that could be materially adverse to the Argentine, U.S. or international financial bank syndication or capital market conditions or to such regulatory, political or economic environment.

                  (c) All letters of credit specified in Section 8.12(b) through (f) shall have been cancelled and delivered to the corresponding Issuing Banks and all promissory notes and instruments issued in connection with reimbursement obligations in respect of such letters of credit shall have been cancelled and delivered to the Company.

                  (d) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby, if any, shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect.

                  (e) The Company shall have notified each Lender and the Letter of Credit Administrative Agent in writing, at least one day in advance, as to the proposed Effective Date.

                  (f) On the Effective Date, the following statements shall be true and the Letter of Credit Administrative Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Company, dated the Effective Date, stating that:

                           (i) The representations and warranties referred to in Section 4.01 are correct on and as of the Effective Date, and

                           (ii) No event has occurred and is continuing that constitutes a Default.

                  (g) On the Effective Date, the Company shall deposit (i) $8,878,147.33 into the Long Term L/C Series A Account; (ii) $4,798,671.87 into the Long Term L/C Series B Account; (iii) $2,175,720.24 into the Long Term L/C Series C Account; and (iv) $1,208,733.47 into the Long Term L/C Series D Account.

                  (h) The receipt by the Company of all necessary governmental, regulatory and other approvals (including CNV approval), if any, for the consummation of the transactions contemplated herein.

                  (i) Creditors of the Company holding an aggregate principal amount of Debt of at least $673,487,697.39 shall have agreed to purchase, and simultaneously with the issuance of the Letters of Credit hereunder, the Company shall have issued Short Term

         Trade Series Notes in an aggregate principal amount of $75,693,000; Long Term Trade Series Notes in an aggregate principal amount of $286,262,000; Short Term Working Capital Series Notes in an aggregate principal amount of $55,633,000; and Long Term Working Capital Series Notes in an aggregate principal amount of $181,824,000, pursuant to the Note Purchase Agreement and in accordance with the terms of the Indenture.

                  (j) All conditions set forth in Section 14 of the Note Purchase Agreement (other than the condition set forth in clause 14.13 thereof) shall have been satisfied.

                  (k) The Company shall have paid to each Lender the full amount set forth opposite such Lender's name on Schedule III hereto.

                  (l) The Letter of Credit Administrative Agent shall have received, on behalf of the Lenders, on or before the Effective Date the following, each dated the Effective Date (except for the letter referred to in clause (xi) of this Section 3.01(l)), in form and substance satisfactory to the Lenders and the Letter of Credit Administrative Agent and (except for the Letter of Credit Advance Notes) in sufficient copies for each Lender:

                           (i)      Certified copies and English translations of
                  (A) the resolutions of the Board of Directors of the Company approving this Agreement and each other Loan Document to which it is or is to be a party and the transactions contemplated thereby, (B) the Estatutos of the Company as in effect on the date the resolutions specified in clause (A) were adopted and the absence of any change or amendment to such document since such date and (C) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to, this Agreement and each other Loan Document and the transactions contemplated hereby and thereby.

                           (ii) A favorable opinion of Shearman & Sterling, New York counsel to the Company, in form and substance satisfactory to the Lenders.

                           (iii) A favorable opinion of Cleary, Gottlieb, Steen & Hamilton, New York counsel to the Lenders and the Letter of Credit Administrative Agent, in form and substance satisfactory to the Lenders.

                           (iv) A favorable opinion of Hector Daniel Casal, in-house counsel to the Company, in form and substance satisfactory to the Lenders.

                           (v) A favorable opinion of Bruchou Fernandez Madero Lombardi & Mitrani, Argentine counsel to the Company, in form and substance satisfactory to the Lenders.

                           (vi) A favorable opinion of Marval, O'Farrell and Mairal, Argentine counsel to the Lenders and the Letter of Credit Administrative Agent, in form and substance satisfactory to the Letter of Credit Administrative Agent and the Lenders.

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

                           (vii) A favorable opinion of Walkers S.P.V., counsel to Perez Companc Ecuador, in form and substance satisfactory to the Lenders.

                           (viii) A favorable opinion of Moreno Baldivieso, counsel to Perez Companc International, S.A., in form and substance satisfactory to the Lenders.

                           (ix) A favorable opinion of Gonzalez, Pena Herrera & Asociados, counsel to EcuadorTLC S.A., in form and substance satisfactory to the Lenders.

                           (x) An excess payments and intercreditor agreement dated as of the date hereof shall have been executed and delivered by each Lender and New Note Holder.

                           (xi) A letter from the Process Agent dated on or before the date hereof, in form and substance satisfactory to the Lenders, pursuant to which the Process Agent agrees to act as Process Agent on behalf of the Company, the Co-Obligors and Pecom Energia S.A., Sucursal Bolivia with respect to the Loan Documents.

                  SECTION 3.02. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Letter of Credit Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Company, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth in Annex B hereto.

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

                  SECTION 5.01. Covenants. The Company shall perform and observe each covenant set forth in Annex C hereto under the terms and conditions set forth therein. In addition, the Company shall notify the Lenders under any Letter of Credit Facility of any event, when it becomes aware, that would entitle a beneficiary to draw under any Letter of Credit issued under such Letter of Credit Facility. The Company agrees, for so long as any Applicable Debt under the Short Term L/C Series C Facility, the Long Term L/C Series C Facility or the Long Term L/C Series D Facility remains unpaid or outstanding, that it shall not enter into or permit to exist (a) any amendment or modification of any agreement or transaction with the beneficiary under each of the Short Term Series C Letters of Credit, the Long Term Series C

Letters of Credit and the Long Term Series D Letter of Credit which has the effect of extending the period of time that the Company is required to provide such Letters of Credit as collateral or (b) any transactions with the beneficiary under each of the Short Term Series C Letters of Credit, the Long Term Series C Letters of Credit and the Long Term Series D Letter of Credit not specified on Schedule 5.01, except for any transactions for which no collateral is required to be posted by the Company, including, without limitation, (i) any commodity hedging transaction whose purpose is the unwinding of any transaction set forth on Schedule 5.01 or (ii) any transaction involving the purchase of call options, put options, call swaptions, put swaptions or any other type of commodity options.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. If any Event of Default set forth in Annex D hereto with respect to a Tranche of Letter of Credit Advances shall occur and be continuing, the Letter of Credit Administrative Agent shall at the request, or may with the consent, of the Majority Holders with respect to the Letter of Credit Facility under which such Tranche of Letter of Credit Advances was made, by notice to the Company, (i) declare all such Letter of Credit Advances, all interest thereon and all other amounts payable under the Applicable Transaction Documents with respect to such Tranche of Letter of Credit Advances to be forthwith due and payable, whereupon such Tranche of Letter of Credit Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, and (ii) to the extent required by the terms thereof, by notice to each party required under the terms of any agreement in support of which a Letter of Credit is issued under the Letter of Credit Facility under which such Tranche of Letter of Credit Advances was made, declare all Obligations under such agreement due and payable; provided that in the event of an actual or deemed entry of an order for relief with respect to the Company or any Material Subsidiary under clauses (i), (k) or (m) of the Events of Default set forth in Annex D, such Tranche of Letter of Credit Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company.

                  SECTION 6.02. Actions in Respect of the Letters of Credit upon Default. If (i) any Event of Default set forth in Annex D with respect to any Tranche of Letter of Credit Advances issued under a Letter of Credit Facility shall occur and be continuing or (ii) on any date on which there are no outstanding Letter of Credit Advances under a Letter of Credit Facility, an Event of Default would exist on such date with respect to any outstanding Letter of Credit Advance made under such Letter of Credit Facility, the Letter of Credit Administrative Agent may, or shall at the request of the Majority Holders with respect to such Letter of Credit Facility, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Company to, and forthwith upon such demand the Company will, pay to the Letter of Credit Administrative Agent on behalf of the Lenders under such Letter of Credit Facility, in same day funds at the Letter of Credit Administrative Agent's office designated in such demand, for deposit in the L/C Collateral Account for such Letter of Credit

Facility, an amount equal to the aggregate Available Amounts of all Letters of Credit issued under such Letter of Credit Facility then outstanding. If at any time the Letter of Credit Administrative Agent determines that any funds held in such L/C Collateral Account are subject to any right or claim of any Person other than the Letter of Credit Administrative Agent and the Lenders under such Letter of Credit Facility or that the total amount of such funds is less than the aggregate Available Amounts of all Letters of Credit issued under such Letter of Credit Facility then outstanding, the Company will, forthwith upon demand by the Letter of Credit Administrative Agent, pay to the Letter of Credit Administrative Agent, as additional funds to be deposited and held in such L/C Collateral Account, an amount equal to the excess of (a) such aggregate Available Amounts over (b) the total amount of funds, if any, then held in such L/C Collateral Account that the Letter of Credit Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit issued under such Letter of Credit Facility, funds on deposit in such L/C Collateral Account shall be applied to reimburse the relevant Issuing Bank or L/C Funding Lenders, as applicable, to the extent permitted by applicable law.

                                   ARTICLE VII

                    THE LETTER OF CREDIT ADMINISTRATIVE AGENT

                  SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Letter of Credit Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Letter of Credit Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Letter of Credit Advance Notes), the Letter of Credit Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Letter of Credit Advance Notes; provided, however, that the Letter of Credit Administrative Agent shall not be required to take any action that exposes the Letter of Credit Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Letter of Credit Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Company pursuant to the terms of this Agreement. The Letter of Credit Administrative Agent shall exercise remedies under the L/C Collateral Accounts Security Agreement on behalf of the Lenders under each Letter of Credit Facility in respect of the collateral pledged in favor of the Letter of Credit Administrative Agent on behalf of such Lenders only at the written direction of the Majority Holders with respect to such Letter of Credit Facility.

                  SECTION 7.02. Letter of Credit Administrative Agent's Reliance, Etc. Neither the Letter of Credit Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement and the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Letter of Credit

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

Administrative Agent: (i) may treat the payee of any Letter of Credit Advance Note as the holder thereof until the Letter of Credit Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Letter of Credit Advance Note, as assignor, and an assignee, as provided in Section 8.06; (ii) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement and the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement and the other Loan Documents on the part of the Company or to inspect the property (including the books and records) of the Company; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03. JPMorgan Chase Bank and Affiliates. With respect to its obligations to make Letter of Credit Advances hereunder, the Letter of Credit Advances made by it and the Letter of Credit Advance Notes issued to it, JPMorgan Chase Bank shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Letter of Credit Administrative Agent; and the terms "Lender" or "Lenders" shall, unless otherwise expressly indicated, include JPMorgan Chase Bank in its individual capacity. JPMorgan Chase Bank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Company, any of its Subsidiaries and any Person who may do business with or own securities of the Company or any such Subsidiary, all as if JPMorgan Chase Bank were not the Letter of Credit Administrative Agent and without any duty to account therefor to the Lenders.

                  SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Letter of Credit Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Letter of Credit Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05. Indemnification. The Lenders agree to indemnify the Letter of Credit Administrative Agent (to the extent not reimbursed by the Company), ratably according to the respective principal amounts of the Letter of Credit Advance Notes then held by each of them (or if no Letter of Credit Advance Notes are at the time outstanding or if any Letter of Credit

Advance Notes are held by Persons that are not Lenders, ratably according to the aggregate amounts of Letter of Credit Advances with respect to all Letter of Credit Facilities required to be purchased by such Lender, in the case of an L/C Funding Lender, as set forth in the Register, and, in the case of an Issuing Bank, the aggregate amounts of Letter of Credit Advances required to be made by such Issuing Bank under all Letter of Credit Facilities as set forth in the Register), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Letter of Credit Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Letter of Credit Administrative Agent under the Loan Documents (collectively, the "Indemnified Costs"), provided that no Lender shall be liable for any portion of the Indemnified Costs resulting from the Letter of Credit Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Letter of Credit Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Loan Documents, to the extent that the Letter of Credit Administrative Agent is not reimbursed for such expenses by the Company. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by the Letter of Credit Administrative Agent, any Lender or a third party.

                  SECTION 7.06. Successor Letter of Credit Administrative Agent. The Letter of Credit Administrative Agent may resign at any time by giving not less than 30 days' written notice thereof to the Lenders and the Company and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Letter of Credit Administrative Agent. If no successor Letter of Credit Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Letter of Credit Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Letter of Credit Administrative Agent, then the retiring Letter of Credit Administrative Agent may, on behalf of the Lenders, appoint a successor Letter of Credit Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least U.S.$50,000,000. Upon the acceptance of any appointment as Letter of Credit Administrative Agent hereunder by a successor Letter of Credit Administrative Agent, such successor Letter of Credit Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Letter of Credit Administrative Agent, and the retiring Letter of Credit Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Letter of Credit Administrative Agent's resignation or removal hereunder as Letter of Credit Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Letter of Credit Administrative Agent under this Agreement.

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

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Letter of Credit Advance Notes or any other Loan Document, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders where such action shall be applicable to all Letter of Credit Facilities or, if such action affects only one Letter of Credit Facility, the Designated Lenders of such Letter of Credit Facility; provided that (a) any amendment or waiver of any provision contained in the Negative Covenants Applicable to Applicable Debt Under Short Term L/C Series A Facility, Long Term L/C Series A Facility, Short Term L/C Series B Facility and Long Term L/C Series B Facility shall require at all times, the written consent of the Designated Lenders with respect to each of the Short Term L/C Series A Facility, the Short Term L/C Series B Facility, the Long Term L/C Series A Facility and the Long Term L/C Series B Facility and (b) any amendment or waiver of (i) the third sentence of Section 5.01 or (ii) subsection (h)(vi) of the Affirmative Covenants in Annex C shall require, at all times, the written consent of the Designated Lenders under each of the Short Term L/C Series C Facility, the Long Term L/C Series C Facility and the Long Term L/C Series D Facility; and, in each case, the obtainment of such consent shall be sufficient for the effectiveness of such amendment or waiver; and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders affected thereby, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Letter of Credit Advance Notes or any fees or other amounts payable hereunder or thereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Letter of Credit Advance Notes or any fees or other amounts payable hereunder or thereunder, (e) change the definition of "Required Lenders", "Majority Holders" or "Designated Lenders" or otherwise change the number of Lenders that shall be required for the Lenders or any of them to take any action hereunder or under any Letter of Credit Advance Note, (f) limit the liability of the Company under any of the Loan Documents, (g) change the currency or any place of payment to be made hereunder or under any Letter of Credit Advance Note, (h) change the ranking of the Letter of Credit Advances, (i) change the governing law of this Agreement or the Letter of Credit Advance Notes, (j) decrease the amounts required to be deposited in the L/C Collateral Accounts hereunder or release any material portion of the collateral pledged under the L/C Collateral Accounts Security Agreement to secure the Obligations owing to the Lenders hereunder or
(k) amend this Section 8.01; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Letter of Credit Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Letter of Credit Administrative Agent under this Agreement or any Letter of Credit Advance Note.

                  SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Company, at its address at Maipu 1, Piso 20, Buenos Aires, Argentina, Telephone: +5411-4344-6694, Facsimile: +5411-4344-

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

6325, Attention: Luis Sas; if to any Issuing Bank or any L/C Funding Lender party to this Agreement on the date hereof, at its Lending Office specified opposite its name on Schedule I or II, as applicable, hereto; if to any other Lender, at its Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Letter of Credit Administrative Agent, at its address at One Chase Manhattan Plaza, 8th Floor, New York, NY 10081, Telephone: +212-552-7242, Facsimile: +212-552-5646,
Attention: Lascelles D. Thompson; or, as to the Company or the Letter of Credit Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Company and the Letter of Credit Administrative Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Letter of Credit Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Letter of Credit Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Letter of Credit Advance Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Letter of Credit Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Letter of Credit Advance Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04. Costs and Expenses. (a) The Company agrees to pay the reasonable fees and expenses of Cleary, Gottlieb, Steen & Hamilton and Marval, O'Farrell & Mairal, as counsel for the Letter of Credit Administrative Agent and the Lenders with respect to the preparation, execution and delivery of the Loan Documents. The Company further agrees to pay all reasonable out-of-pocket costs and expenses of the Letter of Credit Administrative Agent and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Letter of Credit Advance Notes, the other Loan Documents and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Letter of Credit Administrative Agent and each Lender in connection with the enforcement of rights under this Section 8.04(a).

                  (b) The Company agrees to indemnify and hold harmless the Letter of Credit Administrative Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, costs and other liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) the Loan Documents, any of the transactions contemplated thereby or the actual or proposed use of the proceeds of the Letter of Credit

Advances; provided that no Indemnified Party shall have any right to be indemnified hereunder for its own willful misconduct or gross negligence, as determined in a final, non-appealable judgment by a court of competent jurisdiction. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Company also agrees not to assert any claim against the Letter of Credit Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated therein or the actual or proposed use of the proceeds of the Letter of Credit Advances.

                  (c) If (i) the conditions set forth in Section 3.01 are not satisfied on the date proposed by the Company as the Effective Date pursuant to Section 3.01(e) or (ii) any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Company to or for the account of a Lender other than on the last day of the Interest Period for such Letter of Credit Advance, as a result of a payment or Conversion pursuant to Section 2.04 (other than as a result of any prepayment pursuant to Section 2.04(c)), 2.08(b) or 2.10, acceleration of the maturity of the Letter of Credit Advance Notes pursuant to Section 6.01 or for any other reason, then in each case, the Company shall, promptly upon demand by such Lender (with a copy of such demand to the Letter of Credit Administrative Agent), pay to the Letter of Credit Administrative Agent for the account of such Lender any LIBOR Funding Costs incurred by such Lender incurred in connection with such payment or Conversion; provided that such Lender shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Without prejudice to the survival of any other agreement of the Company hereunder or under any other Loan Document, the agreements and obligations of the Company contained in Sections 2.10, 2.13 , 8.04, 8.07, 8.09, 8.10 and 8.11 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

                  SECTION 8.05. Binding Effect. This Agreement shall become effective when it shall have been executed by the Company and the Letter of Credit Administrative Agent and when the Letter of Credit Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Company, the Letter of Credit Administrative Agent and each Lender and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 8.06. Assignments and Participations(a). (a) Each Lender may assign to one or more Persons all or a portion of each Letter of Credit Advance owing to it; provided that (i) the aggregate principal amount of such Letter of Credit Advance being assigned (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall, if the entire principal amount of such Letter of Credit Advance is not so assigned, in no event be less than U.S.$100,000 (ii) each such assignment shall be to a Person who is able to make the representations set forth in Section 8.12 and (iii) the parties to each such assignment shall execute and deliver to the Letter of Credit Administrative Agent, with a copy to the Company, for the Letter of Credit Administrative Agent's acceptance and recording in the Register, an Assignment and Acceptance, together with any Letter of Credit Advance Note evidencing all or part of such Letter of Credit Advance subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and have the rights of a Lender hereunder with respect to the rights assigned under such Assignment and Acceptance and (y) the Lender assignor thereunder shall relinquish its rights under this Agreement to the extent of such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights under this Agreement, such Lender shall cease to be a party hereto).

                  (b) Each L/C Funding Lender may assign to one or more Persons all or a portion of its obligations hereunder to purchase a Pro Rata Share of Letter of Credit Advances resulting from a draw under any Letter of Credit issued under any Letter of Credit Facility with the consent of the Issuing Bank that issued such Letter of Credit; provided that (i) the aggregate amount of such obligation being assigned (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall, if the entire remaining obligations of such assigning Lender to purchase Letter of Credit Advances is not so assigned, in no event be less than U.S.$100,000 (ii) each such assignment shall be to a Person who is able to make the representations set forth in Section 8.12 and (iii) the parties to each such assignment shall execute and deliver to the Letter of Credit Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and have the rights of a Lender hereunder with respect to the rights assigned under such Assignment and Acceptance and (y) the Lender assignor thereunder shall relinquish its rights under this Agreement to the extent of such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the Company or the performance or observance by the Company of any of its obligations under this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in subsection (f) of the Representations and Warranties set forth in Annex B and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Letter of Credit Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Letter of Credit Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Letter of Credit Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Letter of Credit Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the relevant Pro Rata Shares of each such Lender with respect to the Letter of Credit Advances under each Letter of Credit Facility resulting from a draw under the relevant Letter of Credit and/or relevant amounts required to be retained by each such Lender upon the making of each Letter of Credit Advance by it, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Letter of Credit Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and assignee, together with any Letter of Credit Advance Note or Letter of Credit Advance Notes subject to such assignment, the Letter of Credit Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit L hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company. Within five Business Days after its receipt of such notice, the Company, at its own expense, shall, in case of any assignment made pursuant to Section 8.06(a), execute and deliver to the Letter of Credit Administrative Agent in exchange for any surrendered Letter of Credit Advance Note a new Letter of Credit Advance Note to the order of such assignee in an amount equal to the aggregate principal amount of Letter of Credit Advances assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained any principal amount of Letter of Credit Advances hereunder, a new Letter of Credit Advance Note to the order of the assigning Lender in an amount equal to the aggregate principal amount of Letter of Credit Advances retained by it hereunder. Such new Letter of Credit Advance Note or Letter of Credit Advance Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Letter of Credit Advance Note or Letter of Credit Advance Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit K hereto.

                  (f) Each Lender may sell participations to one or more banks or other entities (other than the Company or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its obligations to make Letter of Credit Advances hereunder or to purchase a Pro Rata Share of any Letter of Credit Advances hereunder, any Letter of Credit Advances owing to it and any Letter of Credit Advance Note or Letter of Credit Advance Notes held by
it); provided, that (i) such Lender's obligations under this Agreement (including, without limitation, its obligation to make Letter of Credit Advances hereunder and to purchase a Pro Rata Share of any Letter of Credit Advances hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Letter of Credit Advance Note for all purposes of this Agreement, (iv) the Company, the Letter of Credit Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement, any Letter of Credit Advance Note or any other Loan Document, or any consent to any departure by the Company therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Letter of Credit Advance Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Letter of Credit Advance Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation. The Company's right to convert any Letter of Credit Advance pursuant to Section 2.08 shall not be affected or limited in any way by any sale or purchase of a participation pursuant to this Section 8.06(f).

                  (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section
8.06 or in connection with any securitization, hedge or other transaction under which payments are to be made by reference to this Agreement, any Letter of Credit or Letter of Credit Advance or any of the Company and its Subsidiaries, disclose to the assignee, participant or counterparty or proposed assignee, participant or counterparty, any information relating to the Company furnished to such Lender by or on behalf of the Company.

                  (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Letter of Credit Advances owing to it and the Letter of Credit Advance Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the U.S. Federal Reserve System.

                  SECTION 8.07. GOVERNING LAW. THIS AGREEMENT AND THE LETTER OF CREDIT ADVANCE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 8.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 8.09. Jurisdiction; Waiver of Immunities. (a) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 111 Eighth Avenue, New York, New York 10011, United States, as its agent to receive on behalf of the Company and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Company in care of the Process Agent at the Process Agent's above address, and the Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Company also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Company at its address specified in Section 8.02. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Letter of Credit Advance Notes in the courts of any jurisdiction.

                  (b) The Company irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any New York State or federal court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably and unconditionally waives such immunity in respect of its obligations under this Agreement and the Letter of Credit Advance Notes and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (c) shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

                  (d) Nothing in this Section 8.10 shall affect the right of any Lender or the Letter of Credit Administrative Agent to serve legal process in any other manner permitted by law or affect the right of any Lender or the Letter of Credit Administrative Agent to bring any action or proceeding against the Company or its property in the courts or other jurisdictions, including, without limitation, the courts of the Ciudad Autonoma de Buenos Aires.

                  SECTION 8.10. Judgment Currency. (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under the Letter of Credit Advance Notes in U.S. dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Letter of Credit Administrative Agent or each Lender, as the case may be, could purchase U.S. dollars with such other currency in New York City at 11:00 A.M. (New York City time) on the Business Day preceding that on which final, nonappealable judgment is given.

                  (b) The obligations of the Company in respect of any sum due to the Letter of Credit Administrative Agent or any of the Lenders hereunder or under the Letter of Credit Advance Notes shall, notwithstanding any judgment in a currency other than U.S. dollars, be discharged only to the extent that on the Business Day following receipt by the Letter of Credit Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in such other currency, the Letter of Credit Administrative Agent or any Lender, as the case may be, may, in accordance with normal, reasonable banking procedures, purchase U.S. dollars with such other currency. If the amount of U.S. dollars so purchased is less than the sum originally due to the Letter of Credit Administrative Agent or such Lender, in U.S. dollars, the Company agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Letter of Credit Administrative Agent or such Lender, as the case may be, against such loss. If the amount of U.S. dollars so purchased exceeds the sum originally due to the Letter of Credit Administrative Agent or such Lender by the Company, each of the Letter of Credit Administrative Agent and such Lender, as the case may be, shall remit to the Company such excess.

                  SECTION 8.11. Waiver of Jury Trial. Each of the Company, the Letter of Credit Administrative Agent and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Letter of Credit Advance Notes or the actions of the Letter of Credit Administrative Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

                  SECTION 8.12. Representations and Acknowledgments of Lenders.
(a) Each of the Lenders listed on the signature pages hereof, and any successor Person which becomes a Lender, makes the following representations to the Company as of the date hereof or as of the date it becomes a Lender hereunder, as the case may be:

                  (i) such Lender's Lending Office is authorized to accept deposits and make loans in the jurisdiction of its location;

                  (ii) if such Lender is a "U.S. person" within the meaning of Rule 902 promulgated under the Securities Act, such Lender is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in MT Notes issued to it upon any Conversion of its Letter of Credit Advances and that such Lender and any accounts for which such Lender is acting are each able to bear the economic risk of such investment;

                  (iii) if such Lender is a "U.S. person" within the meaning of Rule 902 promulgated under the Securities Act, such Lender is acquiring the Letter of Credit Advance Notes and MT Notes issued upon any Conversion of any of its Lender of Credit Advances for its own account and not with a view to their distribution, or for one or more accounts (each of which is an institutional "accredited investor") as to each of which it exercises sole investment discretion; and

                  (iv) if such Lender is a "U.S. person" within the meaning of Rule 902 promulgated under the Securities Act, such Lender acknowledges that MT Notes issued upon any Conversion of its Lender of Credit Advances will not be registered under the Securities Act and will constitute "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act that may only be resold pursuant to an effective registration statement or an available exemption from the registration requirements of the Securities Act.

                  (b) Each Lender party hereto that is a party to or beneficiary of the Letter of Credit and Reimbursement Agreement dated as of March 21, 2001 among the Company, the issuers named therein and Deutsche Bank AG London, as administrative agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "OCP Letter of Credit Agreement") or a party to or beneficiary of a participation agreement entered into pursuant to Section 8.07 of the OCP Letter of Credit Agreement (each such participation agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, a "Participation Agreement") hereby agrees that, as of the Effective Date and after giving effect to the transactions contemplated herein and delivery of each letter of credit issued pursuant to the OCP Letter of Credit Agreement by the beneficiaries thereof for cancellation, the OCP Letter of Credit Agreement and such Participation Agreement shall be terminated and the Company shall have no Obligations under or in respect of the OCP Letter of Credit Agreement or such Participation Agreement other than with respect to those provisions of the OCP Letter of Credit Agreement or such Participation Agreement set forth on Schedule 8.12(b) hereto.

                  (c) CAI hereby agrees that, as of the Effective Date and after giving effect to the transactions contemplated herein and delivery of the Letter of Credit No. CRE99705 A issued by it on July 31, 2002 in favor of J. Aron and Company (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CAI Letter of Credit") by the beneficiary thereof for cancellation, the letter agreement, in respect of undertaking reimbursement obligations in respect of the CAI Letter of Credit, dated July 24, 2002 and the letter from the Company to CAI dated September 18, 2002, requesting an extension of the CAI Letter of Credit (each such letter, as amended, supplemented or otherwise modified from time to time, the "CAI Letters") shall be terminated and the Company shall have no Obligations under the CAI Letters, other than with respect to those provisions of the CAI Letter dated July 24, 2002 set forth on Schedule 8.12(c) hereto.

                  (d) West LB hereby agrees that, as of the Effective Date and after giving effect to the transactions contemplated herein and delivery of the Irrevocable Standby Letter of Credit No. 22703100839WLB issued in favor of
J. Aron and Company (as amended, amended and restated, supplemented or otherwise modified from time to time, the "West LB Letter of Credit") by the beneficiary thereof for cancellation, the Letter of Credit Reimbursement Agreement dated as of March 28, 2000 made by Perez Companc S.A. in favor of West LB (as amended, amended and restated, supplemented or otherwise modified from time to time, the "West LB Letter of Credit Agreement") shall be terminated; and the Company shall have no Obligations under the West LB Letter of Credit Agreement, other than with respect to those provisions of the West LB Letter of Credit Agreement set forth on Schedule 8.12(d) hereto.

                  (e) Mizuho hereby agrees that, as of the Effective Date and after giving effect to the transactions contemplated herein and delivery of the Irrevocable Stand-by Letter of Credit No. SL 001194475 issued by it in favor of J. Aron and Company (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Mizuho Letter of Credit") by the beneficiary thereof for cancellation, the Letter of Credit Reimbursement Agreement dated as of August 28, 2000 made by the Company in favor of The Industrial Bank of Japan, Limited (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Mizuho Letter of Credit Agreement") shall be terminated; and the Company shall have no Obligations under or in respect of the Mizuho Letter of Credit Agreement, other than with respect to those provisions of the Mizuho Letter of Credit Agreement set forth on Schedule 8.12(e) hereto.

                  (f) HVB hereby agrees that, as of the Effective Date and after giving effect to the transactions contemplated herein and delivery of the Letter of Credit SB103695 issued by it in favor of J. Aron and Company (as amended, amended and restated, supplemented or otherwise modified from time to time, the "HVB Letter of Credit") by the beneficiary thereof for cancellation, the Continuing Reimbursement Agreement dated as of May 18, 2002 made by each of the Company and Pecom Energia S.A., Sucursal Bolivia (as amended, amended and restated, supplemented or otherwise modified from time to time, the "HVB Letter of Credit Agreement") shall be terminated; and neither the Company nor Pecom Energia S.A., Sucursal Bolivia shall have any Obligations under or in respect of the HVB Letter of Credit Agreement, other than with respect to those provisions of the HVB Letter of Credit Agreement set forth on Schedule 8.12(f) hereto.

                  SECTION 8.13. No Liability of Lenders. The Company assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Lender nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by any Lender against presentation of documents that substantially comply in all material respects with the terms of any Letter of Credit, or (d) any other circumstances whatsoever in making or failing to make payment under any such Letter of Credit, except that the Company shall have a claim against any Lender, and such Lender shall be liable to the Company, to the extent of any direct, but not consequential, damages suffered by the Company that the Company proves were caused by

(i) such Lender's willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under such Lender's Letter of Credit comply with the terms of such Letter of Credit or (ii) such Lender's failure to make lawful payment under its Letter of Credit after the presentation to it of certificates strictly complying with the terms and conditions of such Letter of Credit.

                  SECTION 8.14. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, and so long as any payment obligation is owing hereunder or under any Letter of Credit Advance Note by the Company to the Letter of Credit Administrative Agent or any Lender, each such Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time, held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement or under any Letter of Credit Advance Note held by such Lender, whether or not such Lender shall have made any demand under this Agreement or under any Letter of Credit Advance Note and although such obligations may be unmatured. The rights of each Lender and its Affiliates under this Section 8.14 are in addition to other rights and remedies that such Lender and its Affiliates may have. Any Lender exercising its rights under this Section 8.14 shall give notice thereof to the Company and the Letter of Credit Administrative Agent promptly after the exercise of such rights and the Letter of Credit Administrative Agent shall, in turn, give notice to the Lenders; provided that failure to give such notice shall not affect the validity of such exercise.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        PECOM ENERGIA S.A.

                                        By _________________________________
                                           Name:
                                           Title:

                                        JPMORGAN CHASE BANK,
                                        as Letter of Credit Administrative Agent

                                        By _________________________________
                                           Name:
                                           Title:

                                  Issuing Banks

                                        [INSERT SIGNATURE BLOCKS OF ISSUING
                                        BANKS]

                                        By _________________________________
                                           Name:
                                           Title:

                                  L/C Funding Lenders

                                        [INSERT SIGNATURE BLOCKS OF L/C
                                        FUNDING LENDERS]

                                        By _________________________________
                                           Name:
                                           Title:

                              CONSENT AND AGREEMENT

         Each of the undersigned hereby agrees that it shall be hereby joined as a joint and several obligor under the Letter of Credit Issuance and Reimbursement Agreement dated as of October 2, 2002, as amended from time to time (the "L/C Agreement"), jointly and severally liable, together with the Company and each other Co-Obligor party to this Consent and Agreement, solely for all Obligations of the Company under the Letter of Credit Issuance and Reimbursement Agreement with respect to the Short Term L/C Series A Facility and the Short Term Series A Letter of Credit Advances made thereunder; the Long Term L/C Series A Facility and the Long Term Series A Letter of Credit Advances made thereunder; the Short Term L/C Series B Facility and the Short Term Series B Letter of Credit Advances made thereunder; and the Long Term Series B Facility and the Long Term Series B Advances made thereunder (collectively, the "Joined Obligations").

         Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the L/C Agreement.

         For purposes of Section 8.02 of the L/C Agreement, the following addresses shall apply:

                  (i) With respect to Perez Companc International S.A., its address at K.M. 3 1/2 Antigua Carretera A Cochabamba, Santa Cruz de la Sierra, Bolivia, Telephone: +59-1-33-556-100, Facsimile:
         +59-1-33-556-200, Attention: Roberto Dipinto Cafiero;

                  (ii) With respect to Perez Companc Ecuador, its address at Walkers House, Mary Street, P.O. Box 265 G, Georgetown, Grand Cayman, Cayman Island, Telephone: +345-945-3727, Facsimile: +345-949-7886; and

                  (iii) With respect to EcuadorTLC S.A., its address at Suiza 209 y Eloy Alfaro, Edificio Azul 6(degree)piso, Quito, Ecuador,
         Telephone: +5932-22-72963, Facsimile: +5932-2459-101, Attention:
         Horacio Begaries.

         Each of the Co-Obligors party to this Consent and Agreement makes the representations and warranties, as to itself and its Subsidiaries only, set forth in subsections (a), (b), (c), (d), (e), (k), (l), (m), (o), (p), (r), (s),
(t), (u) and (v) of Annex B to the L/C Agreement and any reference in each such subsection (including in any defined terms used therein) to "the Company" shall be deemed a reference to such Co-Obligor, provided that each such representation shall be made with respect to only the Applicable Debt referred to therein with respect to which it has a co-obligation and the Applicable Transaction Documents referred to therein to which it is a party and provided, further, that with respect to subsections (r), (s), (t) and (v), in the case of Perez Companc International, each such representation shall be made only in respect of the laws of Bolivia; in the case of EcuadorTLC S.A., each such representation shall be made only in respect of the laws of Ecuador; and in the case of Perez Companc Ecuador, each such representation shall be made only in respect of the laws of the Cayman Islands.

         Sections 8.05, 8.07, 8.08, 8.09, 8.10, 8.11, 8.13 and 8.14 of the L/C
Agreement are incorporated herein by reference and shall apply (solely with respect to and in connection with the Joined Obligations) to each of the undersigned mutatis mutandi as if each such party were the Company.

PEREZ COMPANC INTERNATIONAL S.A.

By:__________________________________
   Name:
   Title:

PEREZ COMPANC ECUADOR

By:__________________________________
   Name:
   Title:

ECUADORTLC S.A.

By:__________________________________
   Name:
   Title:

                              CONSENT AND AGREEMENT

         The undersigned hereby agrees that it shall be hereby joined as a joint and several obligor under the Letter of Credit Issuance and Reimbursement Agreement dated as of October 2, 2002, as amended from time to time (the "L/C Agreement"), jointly and severally liable, together with the Company, solely for all Obligations of the Company under the L/C Agreement with respect to the Long Term L/C Series D Facility and the Long Term Series D Letter of Credit Advances made thereunder (collectively, the "Joined Obligations").

         Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the L/C Agreement.

         For purposes of Section 8.02 of the L/C Agreement, the following address shall apply:

                  Pecom Energia S.A., Sucursal Bolivia
                  KM. 3 1/2 Antigua Carretera A Cochabamba
                  Santa Cruz de la Sierra, Bolivia
                  Telephone: +59-1-33-556-100
                  Facsimile: +59-1-33-556-200
                  Attention: Roberto Dipinto Cafiero

         Pecom Energia S.A., Sucursal Bolivia makes the representations and warranties, as to itself and its Subsidiaries only, set forth in subsections
(a), (b), (c), (d), (e), (k), (l), (m), (o), (p), (r), (s), (t), (u) and (v) of
Annex B to the Letter of Credit Issuance and Reimbursement Agreement and any reference in each such subsection (including in any defined terms used therein) to "the Company" shall be deemed a reference to Pecom Energia S.A., Sucursal Bolivia, provided that each such representation shall be made with respect to only the Applicable Debt referred to therein with respect to which it has a co-obligation and the Applicable Transaction Documents referred to therein to which it is a party and provided, further, that with respect to subsections (r),
(s), (t) and (v), each such representation shall be made only in respect of the laws of Bolivia.

         Pecom Energia S.A., Sucursal Bolivia covenants and agrees that, so long as any Obligation in respect of the Available Amounts of the Long Term Series D Letter of Credit or any Long Term Series D Letter of Credit Advances shall remain unpaid or outstanding it shall:

         (a) (i) within 120 days after the end of each fiscal year, furnish to the Long Term L/C Series D Issuing Bank statements of its financial condition (including at least a balance sheet and a statement of income) for such fiscal year; and (ii) within a reasonable time after written request by the Long Term L/C Series D Issuing Bank, to furnish any information reasonably requested regarding its business affairs or financial condition, including but not limited to any written information regarding its finances or business that shall be furnished to any other institutional creditor; and,

         (b) (i) maintain all of its Property useful and necessary in the business conducted by it in good working order and condition, ordinary wear and tear excepted and (ii) maintain insurance with creditworthy insurance companies against such risks and in such amounts as are usually maintained or insured against in Bolivia, and any other jurisdiction in which it conducts its operations, by other companies of established repute engaged in the same or a similar business; and

         (c) cause its obligations under the L/C Agreement to at all times rank at least pari passu with all its other present and future unsecured and unsubordinated indebtedness, except for indebtedness ranking senior by operation of law (but not by contract or agreement); and

         (d)      not (i) consolidate or merge with or into any other Person or
(ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person, if such action in the reasonable judgment of the Long Term L/C Series D Issuing Bank materially affects the ability of Pecom Energia S.A., Sucursal Bolivia to perform its payment obligations under the L/C Agreement; provided that Pecom Energia S.A., Sucursal Bolivia may merge with another Person if (A) it is the surviving corporation to such merger and after giving effect to any such merger no Event of Default under Annex D hereto, or event which, with the passage of time or the giving of notice, would constitute an Event of Default under Annex D hereto, shall have occurred and be continuing or (B) (I) in the sole and reasonable judgment of the Long Term L/C Series D Issuing Bank, the surviving entity has a credit worthiness the same or better than Pecom Energia S.A., Sucursal Bolivia at the date of the merger and (II) in the sole judgment of the Long Term L/C Series D Issuing Bank, the ability of the surviving entity to perform its payment obligations under the L/C Agreement is not materially less than that of Pecom Energia S.A., Sucursal Bolivia at the date of the merger.

         Sections 8.05, 8.07, 8.08, 8.09, 8.10, 8.11, 8.13 and 8.14 of the L/C
Agreement are incorporated herein by reference and shall apply (solely with respect to and in connection with the Joined Obligations) to the undersigned mutatis mutandi as if it were the Company.

PECOM ENERGIA S.A., SUCURSAL BOLIVIA

By:__________________________________
   Name:
   Title:

                                                                      SCHEDULE I
                                                                   ISSUING BANKS

SHORT TERM L/C SERIES A FACILITY

                                                                Aggregate Face Amount of Short Term L/C Series A
                                                                                Letter of Credit
 Name of Issuing Bank                    Lending Office               Required to be Issued on Effective Date
----------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank AG New York
                                   Branch
                                   60 Wall Street, 25th Floor
                                   New York, NY 10005
                                   Attn: Carl Carrier
Deutsche Bank AG New               Telephone: +212-602-2753
    York Branch                    Facsimile: +212-797-0473                        $4,500,000

----------------------------------------------------------------------------------------------------------------

SHORT TERM L/C SERIES B FACILITY

                                                                Aggregate Face Amount of Short Term L/C Series B
                                                                                Letter of Credit
 Name of Issuing Bank                    Lending Office               Required to be Issued on Effective Date
----------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank AG New York
                                   Branch
                                   60 Wall Street, 25th Floor
                                   New York, NY 10005
                                   Attn: Carl Carrier
 Deutsche Bank AG New              Telephone: +212-602-2753
     York Branch                   Facsimile: +212-797-0473                        $1,500,000

----------------------------------------------------------------------------------------------------------------

SHORT TERM L/C SERIES C FACILITY

                                                                Aggregate Face Amount of Short Term L/C Series C
                                                                                Letter of Credit
  Name of Issuing Bank                   Lending Office               Required to be Issued on Effective Date
----------------------------------------------------------------------------------------------------------------
                                   9 quai du President Paul
                                   Doumer
                                   92920 Paris La Defense
                                   Cedex - France
                                   Attention: Viviane
                                   Madelaine
                                   Telephone: +331-4189-3208
                                   Facsimile: +331-4189-1521

                                   With a Copy of all Notices
                                   to: Mathieu Vidal/Florence
                                   Gaymard/Dominique Mazel
                                   Telephone: +331-4189-
                                   6489/+331-4189-
                                   3932/+331-4189-2630
Credit Agricole Indosuez           Facsimile: +331-4189-3969                      $6,000,000

----------------------------------------------------------------------------------------------------------------
                                   Mizuho Corporate Bank,
                                   Ltd.
                                   Americas Corporate
                                   Banking Division No.3
                                   1251 Avenue of the
                                   Americas
                                   New York, NY 10020
                                   Attn: Marco Aponte
                                   Telephone: +212-282-3533
Mizuho Corporate Bank, Ltd.        Facsimile: +212-282-4488                       $10,000,000

----------------------------------------------------------------------------------------------------------------
                                   WestLB AG
                                   New York Branch
                                   1211 Avenue of the
                                   Americas
                                   New York, NY 10036
                                   Telephone: +212-852-6314
                                   Facsimile: +212-597-8388
      WestLB AG                    Attention: Ravi Sood                           $6,000,000

----------------------------------------------------------------------------------------------------------------

LONG TERM L/C SERIES A FACILITY

                                                                Aggregate Face Amount of Long Term L/C Series A
                                                                                Letter of Credit
 Name of Issuing Bank                    Lending Office               Required to be Issued on Effective Date
---------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank AG New
                                   York Branch
                                   60 Wall Street, 25th Floor
                                   New York, NY 10005
                                   Attn:  Carl Carrier
Deutsche Bank AG New               Telephone: +212-602-2753
    York Branch                    Facsimile: +212-797-0473                       $54,450,000

---------------------------------------------------------------------------------------------------------------
                                   BNP PARIBAS
                                   787 Seventh Avenue, 30th
                                   Floor
                                   New York, NY 10019
                                   Attention: Raquel
                                   Latuff/Marilynn Zamuz
                                   Telephone: +212-841-
                                   2031/+212-841-3669
    BNP PARIBAS                    Facsimile: +212-841-2537                       $19,000,000

---------------------------------------------------------------------------------------------------------------
                                   Citibank N.A.
                                   C/o Citicorp North
                                   America, Inc.
                                   3800 Citibank Center,
                                   Building F1
                                   Tampa, FL 33610
                                   Attention: Luz
                                   Smith/Norma Cordero
                                   Telephone: +813-604-
                                   7164/+813-604-7174
    Citibank N.A.                  Facsimile: +813-604-7175                       $80,000,000

---------------------------------------------------------------------------------------------------------------

LONG TERM L/C SERIES B FACILITY

                                                                Aggregate Face Amount of Long Term L/C Series B
                                                                                Letter of Credit
 Name of Issuing Bank                    Lending Office               Required to be Issued on Effective Date
---------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank AG New
                                   York Branch
                                   60 Wall Street, 25th Floor
                                   New York, NY 10005
                                   Attn: Carl Carrier
 Deutsche Bank AG New              Telephone: +212-602-2753
 York Branch                       Facsimile: +212-797-0473                       $28,700,000
---------------------------------------------------------------------------------------------------------------

                                   BNP PARIBAS
                                   787 Seventh Avenue, 30th
                                   Floor
                                   New York, NY 10019
                                   Attention: Raquel
                                   Latuff/Marilynn Zamuz
                                   Telephone: +212-841-
                                   2031/+212-841-3669
     BNP PARIBAS                   Facsimile: +212-841-2537                       $11,000,000
---------------------------------------------------------------------------------------------------------------

LONG TERM L/C SERIES C FACILITY

                                                                Aggregate Face Amount of Long Term L/C Series C
                                                                                Letter of Credit
      Name of Issuing Bank               Lending Office               Required to be Issued on Effective Date
---------------------------------------------------------------------------------------------------------------
                                   9 quai du President Paul
                                   Doumer
                                   92920 Paris La Defense
                                   Cedex - France
                                   Attention: Viviane
                                   Madelaine
                                   Telephone: +331-4189-
                                   3208
                                   Facsimile: +331-4189-1521

                                   With a Copy of all Notices
                                   to: Mathieu Vidal/Florence
                                   Gaymard/Dominique Mazel
                                   Telephone: +331-4189-
                                   6489/+331-4189-
                                   3932/+331-4189-2630
    Credit Agricole Indosuez       Facsimile: +331-4189-3969                      $4,000,000

---------------------------------------------------------------------------------------------------------------
                                   WestLB AG
                                   New York Branch
                                   1211 Avenue of the
                                   Americas
                                   New York, NY 10036
                                   Telephone: +212-852-6314
                                   Facsimile: +212-597-8388
         WestLB AG                 Attention: Ravi Sood                           $14,000,000

---------------------------------------------------------------------------------------------------------------

LONG TERM L/C SERIES D FACILITY

                                                                Aggregate Face Amount of Long Term L/C Series D
                                                                                Letter of Credit
 Name of Issuing Bank                    Lending Office              Required to be Issued on Effective Date
---------------------------------------------------------------------------------------------------------------
                                   Bayerische Hypo-und
                                   Vereinsbank AG, New York
                                   Branch
                                   150 East 42nd Street
                                   New York, NY 10017
  Bayerische Hypo-und              Attn: Frederick Schlomann
Vereinsbank AG New York            Telephone: +212-672-5370
         Branch                    Facsimile: +212-672-5909                       $10,000,000

---------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE II

                                  L/C FUNDING LENDERS EXISTING ON EFFECTIVE DATE

SHORT TERM L/C SERIES A FACILITY

---------------------------------------------------------------------------------------------------------
                                                          Aggregate Commitment to
                                                        Purchase Principal Amount of
                                                       Letter of Credit Advances from
                                                       Deutsche Bank AG in Respect of
                                                      its Short Term Series A Letter of
      Name of
L/C Funding Lender            Lending Office                       Credit                  Pro Rata Share
---------------------------------------------------------------------------------------------------------
                          Banque Europeenne
                          Pour L'Amerique
                          Latine (B.E.A.L.) S.A.
                          Buenos Aires Branch
                          Av.L.N. Alem 855, P.
                          31
                          C1001AAD
                          Buenos Aires
                          Attention: Susana
                          Mancini
 Banque Europeenne        Telephone: +5411-
  Pour L'Amerique         5776-0085
 Latine (B.E.A.L.)        Facsimile: +5411-
     S.A.                 5776-0090                             $4,500,000                      100%

---------------------------------------------------------------------------------------------------------

SHORT TERM L/C SERIES B FACILITY

                                                   Aggregate Commitment to Purchase
                                                    Principal Amount of Letter of
       Name of                                      Credit Advances from Deutsche
     L/C Funding                                   Bank in Respect of its Short Term
       Lender                Lending Office            Series B Letter of Credit         Pro Rata Share
-------------------------------------------------------------------------------------------------------
                         Banque Europeenne
                         Pour L'Amerique
                         Latine (B.E.A.L.) S.A.
                         Buenos Aires Branch
                         Av.L.N. Alem 855, P.
                         31
                         C1001AAD
                         Buenos Aires
                         Attention: Susana
                         Mancini
     Banque              Telephone: +5411-
 Europeenne Pour         5776-0085
L'Amerique Latine        Facsimile: +5411-
 (B.E.A.L.) S.A.         5776-0090                           $1,500,000                      100%

-------------------------------------------------------------------------------------------------------

SHORT TERM L/C SERIES C FACILITY

                                                        Aggregate Commitment to
                                                     Purchase Principal Amount of
    Name of                                         Letter of Credit Advances from
  L/C Funding                                      CAI in Respect of its Short Term
   Lender                    Lending Office            Series C Letter of Credit         Pro Rata Share
-------------------------------------------------------------------------------------------------------
                         Mizuho Corporate
                         Bank, Ltd.
                         Americas Corporate
                         Banking Division No.3
                         1251 Avenue of the
                         Americas
                         New York, NY 10020
                         Attn: Marco Aponte
                         Telephone: +212-282-
    Mizuho               3533
Corporate Bank,          Facsimile: +212-282-
    Ltd.                 4488                                $ 2,727,273                     45.455%

-------------------------------------------------------------------------------------------------------
                         WestLB AG
                         New York Branch
                         1211 Avenue of the
                         Americas
                         New York, NY 10036
                         Telephone: +212-852-
                         6314
                         Facsimile: +212-597-
                         8388
     WestLB AG           Attention: Ravi Sood                $ 1,636,364                     27.273%

-------------------------------------------------------------------------------------------------------

SHORT TERM L/C SERIES C FACILITY

                                                        Aggregate Commitment to
                                                     Purchase Principal Amount of
    Name of                                         Letter of Credit Advances from
 L/C Funding                                        Mizuho in Respect of its Short
    Lender                   Lending Office         Term Series C Letter of Credit       Pro Rata Share
-------------------------------------------------------------------------------------------------------
                         9 quai du President
                         Paul Doumer
                         92920 Paris La Defense
                         Cedex - France
                         Attention: Viviane
                         Madelaine
                         Telephone: +331-4189-
                         3208
                         Facsimile: +331-4189-
                         1521

                         With a Copy of all
                         Notices to: Mathieu
                         Vidal/Florence
                         Gaymard/Dominique
                         Mazel
                         Telephone: +331-4189-
                         6489/+331-4189-
                         3932/+331-4189-2630
   Credit Agricole       Facsimile:
      Indosuez           +331-4189-3969                      $2,727,273                     27.273%

-------------------------------------------------------------------------------------------------------
                         WestLB AG
                         New York Branch
                         1211 Avenue of the
                         Americas
                         New York, NY 10036
                         Telephone: +212-852-
                         6314
                         Facsimile: +212-597-
                         8388
      WestLB AG          Attention: Ravi Sood                $2,727,273                     27.273%

-------------------------------------------------------------------------------------------------------

SHORT TERM L/C SERIES C FACILITY

                                                        Aggregate Commitment to
                                                     Purchase Principal Amount of
                                                     Letter of Credit Advances from
    Name of                                             West LB in Respect of its
  L/C Funding                                        Short Term Series C Letter of
    Lender                   Lending Office                    Credit                    Pro Rata Share
-------------------------------------------------------------------------------------------------------
                         9 quai du President
                         Paul Doumer
                         92920 Paris La Defense
                         Cedex - France
                         Attention: Viviane
                         Madelaine
                         Telephone: +331-4189-
                         3208
                         Facsimile: +331-4189-
                         1521

                         With a Copy of all
                         Notices to: Mathieu
                         Vidal/Florence
                         Gaymard/Dominique Mazel
                         Telephone: +331-4189-
                         6489/+331-4189-
                         3932/+331-4189-2630
Credit Agricole          Facsimile: +331-4189-
  Indosuez               3969                                $1,636,364                     27.273%

-------------------------------------------------------------------------------------------------------
                         Mizuho Corporate
                         Bank, Ltd.
                         Americas Corporate
                         Banking Division No.3
                         1251 Avenue of the
                         Americas
                         New York, NY 10020
                         Attn: Marco Aponte
                         Telephone: +212-282-
    Mizuho               3533
Corporate Bank,          Facsimile: +212-282-
    Ltd.                 4488                                $2,727,273                     45.455%

-------------------------------------------------------------------------------------------------------

LONG TERM L/C SERIES A FACILITY

                                                                   Aggregate
                                                                 Commitment to
                                                               Purchase Principal
                                                                Amount of Letter
                                                               of Credit Advances
                                                                 from Deutsche
                                                               Bank in Respect of
      Name of                                                   its Long Term
   L/C Funding                                                 Series A Letter of
      Lender                      Lending Office                    Credit             Pro Rata Share
-----------------------------------------------------------------------------------------------------
                         Banco Latinoamericano de
                         Exportaciones S.A. - New York
                         Agency
                         708 Third Avenue
                         16th Floor
                         New York, New York 10017
                         Attention: Pedro Toll
                         Telephone: +212-754-9191
                         Facsimile: +212-753-9060

                         With a Copy of All Notices to:
                         Banco Latinoamericano de
                         Exportaciones S.A.
     Banco               Calle 50 y Aquilino de la Guardia
Latinoamericano de       Panama, Republica de Panama
de Exportaciones         Attention: Lourdes Huang
S.A. - New York          Telephone: +507-210-8500
    Agency               Facsimile: +507-269-6333                 $ 5,000,000              9.183%

-----------------------------------------------------------------------------------------------------
                         Vereins -Und Westbank AG
                         Alter Wall 22
                         G 20457
                         Hamburg
                         Germany
                         Attention: Mr. Peter Jens
    Vereins -Und         Telephone: +4940-3692-2009
     Westbank AG         Facsimile: +4940-3692-4155               $10,000,000             18.365%

-----------------------------------------------------------------------------------------------------
                         Bayerische Hypo-und Vereinsbank
                         AG, New York Branch
  Bayerische             150 East 42nd Street
   Hypo-und              New York, NY 10017
Vereinsbank AG           Attn: Frederick Schlomann
  New York               Telephone: +212-672-5370
   Branch                Facsimile: +212-672-5909                 $ 5,000,000              9.183%

-----------------------------------------------------------------------------------------------------

                                                                   Aggregate
                                                                 Commitment to
                                                               Purchase Principal
                                                                Amount of Letter
                                                               of Credit Advances
                                                                 from Deutsche
                                                               Bank in Respect of
    Name of                                                     its Long Term
 L/C Funding                                                   Series A Letter of
    Lender                        Lending Office                    Credit             Pro Rata Share
-----------------------------------------------------------------------------------------------------
                         BankBoston N.A.
                         100 Rustcraft Road
                         Dedham, MA 02026
                         Attention: Lee Shay/Idaliz Rivera
                         Telephone: +781-467-2529
   BankBoston N.A.       Facsimile: +781-467-2094                 $23,950,000             43.985%

-----------------------------------------------------------------------------------------------------
                         Banque Europeenne Pour
                         L'Amerique Latine (B.E.A.L.) S.A.
                         Buenos Aires Branch
                         Av.L.N. Alem 855, P. 31
   Banque                C1001AAD
Europeenne Pour          Buenos Aires
  L'Amerique             Attention: Susana Mancini
Latine (B.E.A.L.)        Telephone: +5411-5776-0085
     S.A.                Facsimile: +5411-5776-0090               $10,500,000             19.284%

-----------------------------------------------------------------------------------------------------

LONG TERM L/C SERIES B FACILITY

                                                        Aggregate Commitment to
                                                     Purchase Principal Amount of
                                                     Letter of Credit Advances from
   Name of                                           Deutsche Bank in Respect of its
 L/C Funding                                          Long Term Series B Letter of
   Lender                      Lending Office                   Credit                    Pro Rata Share
--------------------------------------------------------------------------------------------------------
                         BankBoston N.A.
                         100 Rustcraft Road
                         Dedham, MA 02026
                         Attention: Lee
                         Shay/Idaliz Rivera
                         Telephone: +781-467-
                         2529
BankBoston               Facsimile: +781-467-
   N.A                   2094                               $6,700,000                       23.345%

--------------------------------------------------------------------------------------------------------
                         Banque Europeenne
                         Pour L'Amerique
                         Latine (B.E.A.L.) S.A.
                         Buenos Aires Branch
                         Av.L.N. Alem 855, P.
                         31
                         C1001AAD
                         Buenos Aires
                         Attention: Susana
    Banque               Mancini
Europeenne Pour          Telephone: +5411-
  L'Amerique             5776-0085
    Latine               Facsimile: +5411-
(B.E.A.L.) S.A.          5776-0090                          $3,500,000                       12.195%

--------------------------------------------------------------------------------------------------------

LONG TERM L/C SERIES C FACILITY

--------------------------------------------------------------------------------------
                                          Aggregate Commitment to
                                       Purchase Principal Amount of
  Name of                             Letter of Credit Advances from
L/C Funding                           CAI in Respect of its Long Term
   Lender        Lending Office          Series C Letter of Credit      Pro Rata Share
--------------------------------------------------------------------------------------
              WestLB AG
              New York Branch
              1211 Avenue of the
              Americas
              New York,
              NY
              10036
              Telephone: +212-
              852-6314
              Facsimile: +212-597-
              8388
WestLB AG     Attention: Ravi Sood             $  3,111,111                77.778%
--------------------------------------------------------------------------------------

LONG TERM L/C SERIES C FACILITY

----------------------------------------------------------------------------------------
                                             Aggregate Commitment to
                                          Purchase Principal Amount of
  Name of                                Letter of Credit Advances from
L/C Funding                              West LB in Respect of its Long
   Lender           Lending Office       Term Series C Letter of Credit    Pro Rata Share
----------------------------------------------------------------------------------------
                  9 quai du President
                  Paul Doumer
                  92920 Paris La
                  Defense Cedex -
                  France
                  Attention: Viviane
                  Madelaine
                  Telephone: +331-
                  4189-3208
                  Facsimile: +331-
                  4189-1521

                  With a Copy of all
                  Notices to: Mathieu
                  Vidal/Florence
                  Gaymard/Dominique
                  Mazel
                  Telephone: +331-
                  4189-6489/+331-
                  4189-3932/+331-
                  4189-2630
Credit Agricole   Facsimile: +331-
   Indosuez       4189-3969                      $   3,111,111               22.222%
----------------------------------------------------------------------------------------

                                  SCHEDULE III

                                  UP-FRONT FEES

---------------------------------------------------------------------
                                                  TOTAL AMOUNT OF UP-
            NAME OF LENDER                            FRONT FEE
---------------------------------------------------------------------
Banco Latinoamericano de Exportaciones S.A.
           - New York Agency                         $   21,978.17
---------------------------------------------------------------------
            BankBoston N.A.                          $  134,726.16
---------------------------------------------------------------------
 Banque Europeenne Pour L'Amerique Latine
            (B.E.A.L.) S.A.                          $  183,077.73
---------------------------------------------------------------------
  Bayerische Hypo-und Vereinsbank AG New
              York Branch                            $   65,934.50
---------------------------------------------------------------------
              BNP PARIBAS                            $  131,869.00
---------------------------------------------------------------------
             Citibank N.A.                           $  400,000.00
---------------------------------------------------------------------
       Credit Agricole Indosuez                      $   47,582.53
---------------------------------------------------------------------
   Deutsche Bank AG New York Branch                  $   81,319.22
---------------------------------------------------------------------
      Mizuho Corporate Bank, Ltd.                    $  106,666.67
---------------------------------------------------------------------
       Vereins -Und Westbank AG                      $   43,956.33
---------------------------------------------------------------------

                                                                  EXECUTION COPY

                                                                         Annex A

                             INDEX OF DEFINED TERMS

                  "Acquired Debt" means Debt of a Person or any of its Subsidiaries existing at the time such Person becomes a Material Subsidiary or at the time it merges or consolidates with the Company or any of its Material Subsidiaries or is assumed in connection with the acquisition of assets from such Person. Such Debt shall be deemed to have been incurred at the time such Person becomes a Material Subsidiary or at the time it merges or consolidates with the Company or a Material Subsidiary or at the time such Debt is assumed in connection with the acquisition of assets from such Person.

                  "Additional Amounts" (i) with respect to payments made in respect of the New Notes, has the meaning specified in Section 2.8 of the Supplemental Indentures and (ii) with respect to payments made in respect of the Letter of Credit Facilities, has the meaning specified in Section 2.12 of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Adjusted Argentine GAAP" means Argentine GAAP, without giving effect to any proportional consolidation of the Financial Statement of jointly controlled corporations that are under the joint control of the Company and one or more Persons other than a Subsidiary.

                  "Adjusted EBITDA" means, with respect to any period and as calculated on a Quarterly Basis (a) the net sales less cost of sales and administrative, selling and exploration expenses plus/minus (b) the sum of (i) depreciation expense, (ii) amortization expense and (iii) dividends and advisory fees received on a recurring basis from any Affiliates, in each case on a Consolidated basis, determined in accordance with Adjusted Argentine GAAP.

                  "Administrative Questionnaire" means, with respect to each New Note Holder, an administrative questionnaire in the form supplied by the New Notes Administrative Agent and submitted to the Trustee, with a copy to the New Notes Administrative Agent, duly completed by such New Note Holder.

                  "Advances" means Base Rate Advances and Eurodollar Rate Advances.

                  "Affiliate" means, as to any Person, any other Person that controls, is controlled by or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, that beneficial ownership of more than 50% of the Voting Stock of a Person shall be deemed to be control.

                  "Agent's Account" means the account of the Company maintained with the Letter of Credit Administrative Agent at its office at JPMorgan Chase Bank, New York, New York,

United States, ABA # 021000021, Account No. 323225241 Account Name: Pecom Energia Clearing Account, Attention: Lascelles Thompson.

                  "Alternate Rate Notice" has the meaning specified (a) with respect to the Long Term Trade Series Note, in Section 2.7 of the Long Term Trade Series Supplemental Indenture, (b) with respect to the Short Term Trade Series Note, in Section 2.7 of the Short Term Trade Series Supplemental Indenture, (c) with respect to the Long Term Working Capital Series Note, in
Section 2.7 of the Long Term Working Capital Series Supplemental Indenture, (d) with respect to the Short Term Working Capital Series Note, in Section 2.7 of the Short Term Working Capital Series Supplemental Indenture, and (e) with respect to the Letter of Credit Advances, Section 2.07(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Alternate Rate Period" means any period from and including the date on which the New Notes Administrative Agent or the Letter of Credit Administrative Agent, as the case may be, shall have given an Alternate Rate Notice to the Issuer (a) with respect to the Long Term Trade Series Note, pursuant to Section 2.7 of the Long Term Trade Series Supplemental Indenture,
(b) with respect to the Short Term Trade Series Note, pursuant to Section 2.7 of the Short Term Trade Series Supplemental Indenture, (c) with respect to the Long Term Working Capital Series Note, pursuant to Section 2.7 of the Long Term Working Capital Series Supplemental Indenture, (d) with respect to the Short Term Working Capital Series Note, pursuant to Section 2.7 of the Short Term Working Capital Series Supplemental Indenture, and (e) with respect to the Letter of Credit Advances, pursuant to Section 2.11(c) of the Letter of Credit Issuance and Reimbursement Agreement, and in each case continuing thereafter, unless the Calculation Agent or the Letter of Credit Administrative Agent, as the case may be, shall have given an Alternate Rate Rescission Notice in respect of such Alternate Rate Notice, in which case such Alternate Rate Period shall continue only to, but excluding, the date upon which such Alternate Rate Rescission Notice is given.

                  "Alternate Rate Rescission Notice" has the meaning specified
(a) with respect to the Long Term Trade Series Note, in Section 2.7 of the Long Term Trade Series Supplemental Indenture, (b) with respect to the Short Term Trade Series Note, in Section 2.7 of the Short Term Trade Series Supplemental Indenture, (c) with respect to the Long Term Working Capital Series Note, in
Section 2.7 of the Long Term Working Capital Series Supplemental Indenture, (d) with respect to the Short Term Working Capital Series Note, in Section 2.7 of the Short Term Working Capital Series Supplemental Indenture, and (e) with respect to the Letter of Credit Advances, Section 2.07(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Alternative Basis Interest Rate" has the meaning specified
(a) with respect to the Long Term Trade Series Note, in Section 2.3.5 of the Long Term Trade Series Supplemental Indenture, (b) with respect to with respect to the Short Term Trade Series Note, in Section 2.3.5 of the Short Term Trade Series Supplemental Indenture, (c) with respect to the Long Term Working Capital Series Note, in Section 2.3.5 of the Long Term Working Capital Series Supplemental Indenture, (d) with respect to the Short Term Working Capital Series Note, in Section 2.3.5 of the Short Term Working Capital Series Supplemental Indenture, (e) with respect to the Letter of Credit Advances,
Section 2.07(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Applicable Agent Party" means (a) with respect to Applicable Debt consisting of Letter of Credit Advances, the Letter of Credit Administrative Agent and (b) with respect to Applicable Debt consisting of New Notes issued under a Supplemental Indenture, the New Notes Administrative Agent party to such Supplemental Indenture.

                  "Applicable Debt" means, with respect to any Event of Default, covenant or representation or warranty, the Debt issued relating to the Transaction Document to which the annex containing such Event of Default, covenant, representation or warranty is attached, except that with respect to any Event of Default, covenant, representation or warranty relating to the Letter of Credit Issuance and Reimbursement Agreement, Applicable Debt shall mean, with respect to any Letter of Credit Facility and without duplication (x) the Obligations in respect of the Available Amounts of the Letters of Credit issued under such Letter of Credit Facility and (y) the Letter of Credit Advances under such Letter of Credit Facility.

                  "Applicable Interest Coverage Ratio" means, with respect to any period of four fiscal quarters of the Company, (a) if all such fiscal quarters occur in the same calendar year, the number specified below under such calendar year and (b) otherwise, the number equal to (i)(A) the number of such fiscal quarters occurring in the earlier calendar year specified below multiplied by the number specified below under such calendar year plus (B) the number of such quarters occurring in the later calendar year specified below, multiplied by the number specified below under such calendar year, divided by
(ii) four:

-------------------------------------------------------------------------
Year:        2002        2003        2004       2005       2006      2007
-------------------------------------------------------------------------
             2.25        2.75        3.00       3.00       3.00      3.00
-------------------------------------------------------------------------

                  "Applicable Leverage Ratio" means, as of any date of determination, (a) if all consecutive fiscal quarters of the Company for which Financial Statements are required to be filed with the CNV ending on or prior to such date of determination occur within the same calendar year, the number specified below under such calendar year, and (b) otherwise, the number equal to
(i) (A) the number of such four consecutive quarters prior to such date of determination occurring in the earlier calendar year specified below, multiplied by the number specified below under such calendar year, plus (B) the number of such four consecutive quarters prior to such date of determination occurring in the later calendar year specified below, multiplied by the number specified below under such calendar year, divided by (ii) four:

-------------------------------------------------------------------------
Year:        2002        2003        2004       2005       2006      2007
-------------------------------------------------------------------------
             5.00        4.50        3.50       3.00       3.00      3.00
-------------------------------------------------------------------------

                  "Applicable LIBOR Rate" means, for any particular Interest Period, LIBOR plus the Applicable Margin.

                  "Applicable Margin" means, as of any date:

                  (a) with respect to the Long Term Trade Series Notes, 4.00% per annum,

                  (b) with respect to the Short Term Trade Series Notes, 3.75% per annum;

                  (c) with respect to the Long Term Working Capital Series Notes, 4.75% per annum;

                  (d) with respect to the Short Term Working Capital Series Notes, 4.00% per annum;

                  (e) with respect to the Long Term Letter of Credit Advances, 4.75% per annum; and

                  (f) with respect to the Short Term Letter of Credit Advances, 4.00% per annum,

except that:

                  (i) for so long as any Governmental Rule is in effect or any governmental policy is being implemented through action or inaction by any Governmental Authority that materially impairs the ability of the Company or any of its Subsidiaries to export goods or services or to deposit and maintain in accounts in countries that are members of the Organization of Economic Cooperation and Development freely disposable Dollars received from collections of receivables arising from sales of such goods and services, and

                  (ii)     such Governmental Rule or policy either:

                           (A) relates to crude oil and/or oil derivatives, or

                           (B) results in the Company's not being able to meet a ratio specified in subsection (s) of Annex D,

the Applicable Margin shall be 4.75% for the Long Term Trade Series Notes and 4.00% for the Short Term Trade Series Notes.

                  "Applicable Transaction Documents" means (a) with respect to Applicable Debt consisting of Letter of Credit Advances with respect to a Letter of Credit Facility, the Loan Documents with respect to such Letter of Credit Advances under such Letter of Credit Facility; and (b) with respect to any Applicable Debt consisting of New Notes, the Note Documents with respect to such New Notes.

                  "Applicable Transaction Parties" means (a) with respect to Applicable Debt under a Letter of Credit Facility, the Lenders that have made or have the obligation to make Letter of Credit Advances under such Letter of Credit Facility (including for the avoidance of doubt any L/C Funding Lender required to purchase any portion of such Letter of Credit Advance) and (b) with respect to Applicable Debt consisting of New Notes, the New Note Holders holding such New Notes.

                  "Argentina" means the Republic of Argentina.

                  "Argentine GAAP" means generally accepted accounting principles as required to be applied by CNV and as in effect from time to time in Argentina.

                  "Asset Sale" means any sale, lease, transfer or other disposition of any Property (including any casualty to any Property except with respect to any casualty in respect of which the insurance proceeds received are less than U.S.$250,000) consummated at any time after the Effective Date, including, without limitation, as a result of an expropriation or nationalization.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and accepted by the Letter of Credit Administrative Agent, in substantially the form of Exhibit L to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

                  "Available Asset Sale Proceeds" shall mean, as of any date of determination and with respect to each Asset Sale (excluding Asset Sales in the ordinary course of business) consummated by the Company or any of its Subsidiaries prior to such date, the aggregate Net Cash Proceeds received by the Company or any of its Subsidiaries in respect of such Asset Sale, to the extent that such Net Cash Proceeds (i) have not been, and are not required to be, applied to prepay principal of Letter of Credit Advances and New Notes and/or to be deposited to L/C Collateral Accounts in respect of Letter of Credit Facilities and (ii) have not previously been applied to any Capital Expenditure of the Company as permitted by Section (e)(ii) of the Negative Covenants set forth in Annex C.

                  "Bankruptcy Law" means Argentine Law No. 24,522 or any other applicable law that amends, supplements or supersedes Argentine Law No. 24,522 and any other applicable bankruptcy, insolvency, reorganization or other similar law of any applicable jurisdiction.

                  "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

                  (a) the arithmetic average of the rate of interest announced (i) by JPMorgan Chase Bank in New York, New York, from time to time as JPMorgan Chase's base rate; (ii) by Citibank, N.A. in New York, New York from time to time as Citibank's base rate; and (iii) by Deutsche Bank AG in New York, New York from time to time as Deutsche Bank' s base rate;

                  (b) the sum (adjusted to the nearest 1/16th of 1% or, if there is no nearest 1/16th of 1%, to the next higher 1/16th of 1%) of
         (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by the Letter of Credit Administrative Agent on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by the Letter of Credit Administrative Agent from three New York certificate of deposit dealers of recognized standing selected by the Letter of Credit Administrative Agent , by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the U.S. Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for JPMorgan Chase Bank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week period of the annual assessment rates estimated by the Letter of Credit Administrative Agent for determining the then current annual assessment payable by JPMorgan Chase Bank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of JPMorgan Chase Bank in the United States; and

                  (c)      1/2 of one percent per annum above the Federal Funds
         Rate.

                  "Base Rate Advance" means a Letter of Credit Advance that bears interest as provided in Section 2.06(a)(i) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Beneficial Owner" means any Person who holds a beneficial interest in a New Note through a Participant or an Indirect Participant.

                  "Block 18" means a 70% share of all concessionaire rights relating to the concession known as Block 18, including without limitation 70% of all rights of the concessionaire under the Contrato de Participaciones para la Exploracion de Hidrocarburos y Explotacion de Petroleo Crudo en el Bloque 18 del Mapa Catastral Petrolero Ecuatoriano dated as of December 19, 1995 between Amoco Ecuador B.V. and Empresa Estatal Petroleos del Ecuador, (which were ultimately assigned and acquired by the Company and certain of its Subsidiaries pursuant to a sequence of actions variously approved by Acuerdo Ministerial No. 336 of June 4, 1996, Acuerdo Ministerial No. 76 of September 29, 1997, Acuerdo Ministerial No. 079 of November 4, 1997, Acuerdo Ministerial No. 089 of January 6, 1998, Acuerdo Ministerial No. 142 of April 9, 2001, Acuerdo Ministerial No. 146 of April 19, 2001 and Acuerdo Ministerial No. 155 of May 17, 2001), facilities related thereto and the oil production in connection therewith, and all future proceeds or receivables related to any of the foregoing.

                  "Block 31" means all concessionaire rights relating to the concession known as Block 31, including without limitation all rights of the concessionaire under the Contrato de Participaciones para la Exploracion de Hidrocarburos y Explotacion de Petroleo dated July 26, 1996 between Perez Companc Ecuador and Empresa Estatal de Petroleos del Ecuador, facilities related thereto and the oil production in connection therewith, and all future proceeds or receivables related to any of the foregoing.

                  "Board of Directors" means the board of directors of the Company.

                  "Borrowing" means a borrowing consisting of Letter of Credit Advances of the same Type made on the same day and under the same Letter of Credit Facility by the Lenders.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City or Buenos Aires with respect to normal banking or foreign exchange transactions and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London, England interbank market.

                  "Calculation Agent" means the New Notes Administrative Agent for purposes of the Supplemental Indentures and (b) the Letter of Credit Administrative Agent for purposes of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Capital Expenditures" means, for any period, the sum (without duplication) of:

                  (a) all expenditures (whether in cash or otherwise, and including the aggregate principal amount of all Debt (including obligations under capital leases) assumed or incurred in connection with any such expenditures) made, by the Company or any of its Subsidiaries for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with Adjusted Argentine GAAP, reflected as additions to property, plant or equipment on a consolidated balance sheet of the Company;

                  (b) all loans and advances to, purchases and other acquisitions of equity and Debt of, capital contributions to and other investments in Unconsolidated Persons; and

                  (c) all expenditures (whether in cash or otherwise, and including the aggregate principal amount of all Debt (including obligations under capital leases) assumed or incurred in connection with any such expenditures) made, by the Company or any of its Subsidiaries during such period in acquiring equity capital of any Person that becomes a Subsidiary of the Company, in each case during such period, except that the accrual of interest on any loan or advance to or Debt of any Unconsolidated Person, whether or not capitalized, shall not be deemed to be a Capital Expenditure.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person, (ii) with respect to any Person that is not a corporation, any and all partnership or other equity or ownership interests of such Person; and (iii) any warrants, rights or options to purchase any of the instruments or interests referred to in (i) or (ii).

                  "Cash" means Dollars.

                  "Change of Control" means,

                  (a) except in the case where Petroleo Brasileiro S.A. ("Petrobras") has (either directly or indirectly through one or more of its Subsidiaries) beneficial ownership of Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Company immediately following such acquisition, the acquisition by any Person or two or more Persons acting in concert of:

                           (i) beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) directly or indirectly, whether by virtue of (a) the issuance, sale or other disposition of Capital Stock of the Company or a direct or indirect holder of Capital Stock of the Company, (b) a merger, consolidation or sale of assets involving the Company, a Subsidiary of the Company or a direct or indirect holder of Capital Stock of the Company, (c) any voting trust or other agreement to which the Company or any such holder is a party or is subject, or (d) otherwise, of Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Company, or

                           (ii) the power (whether by contract or otherwise) to appoint and/or remove the majority of the members of the Board of Directors or other governing body of the Company or otherwise to direct or cause the direction of the affairs and policies of the Company, or

                  (b) the dissolution of the Company, whether or not otherwise in compliance with the provisions of the Indenture and the Supplemental Indentures.

                  "Clearstream" means Clearstream, Banking, societe anonyme.

                  "CNV" means the National Securities Commission of Argentina (Comision Nacional de Valores), which at the date hereof is located at 25 de Mayo, 175 Buenos Aires, Argentina, or, if at any time after the execution of the Documents, the CNV is not existing and performing the duties now assigned to it under Argentine Law, then the body performing such duties at such time.

                  "CNV Filing" means the filing of certain documents with the CNV required pursuant to Article 75, Chapter VI of the Regulations of the CNV (as amended and restated by General Resolution No. 368/2001 of the CNV or any further amendment or restatement).

                  "Company" means Pecom Energia, S.A.

                  "Consolidated" refers to the consolidation of accounts in accordance with Adjusted Argentine GAAP.

                  "Consolidated Assets" means, as of any date of determination, the total assets as of such date as reflected in the Financial Statements required to be filed by the Company with the CNV prior to such date.

                  "Conversion Date" has the meaning specified in Section 2.08(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Convert", "Conversion" and "Converted" each refers to either of (i) a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.08(a) of the Letter of Credit Issuance and Reimbursement Agreement or (ii) the conversion of Advances into Debt evidenced by MT Notes pursuant to Section 2.08(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Converted A/B Notes" means all New Notes issued upon a Conversion of any Letter of Credit Advances under the Short Term L/C Series A Facility, the Long Term L/C Series A Facility, the Short Term L/C Series B Facility and the Long Term L/C Series B Facility.

                  "Converted D Notes" means all New Notes issued upon a Conversion of any Letter of Credit Advances under the Long Term L/C Series D Facility.

                  "Co-Obligors" shall mean, collectively, Perez Companc International S.A., Perez Companc Ecuador, Ecuador TLC S.A. and Pecom Energia S.A., Sucursal Bolivia.

                  "Debt" of any Person means, without duplication and whether or not required by Argentine GAAP to be recorded as a liability, actual or contingent, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of Property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Obligations of such Person as lessee under leases that have been or should be, in accordance with U.S. GAAP recorded as capital leases, (f) all Obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit, (g) all Obligations of such Person in respect of Hedge Agreements, (h) all Guaranteed Debt, and (i) all Debt referred to in clauses (a) through (h) above (including Guaranteed Debt) secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt. Debt outstanding under any Hedge Agreement shall be valued (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (capitalized terms used in this paragraph and not otherwise defined in this Agreement having the respective meanings specified in such master agreement), the amount, if any, that would be payable by the Company or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) the Company or its Subsidiary was the sole "Affected Party", and (iii) the counterparty was the sole party determining such payment amount (with the counterparty making such determination pursuant to the provisions of the form of such master agreement); or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Company or its Subsidiary party to such Hedge Agreement based on the settlement price of such Hedge Agreement on such date of determination, and (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the amount, if any, that, would be payable by the Company or any of its Subsidiaries to its counterparty to such Hedge Agreement if (i) such Hedge Agreement were terminated early on such date of determination, (ii) the methodology of calculating the amount owed or owing were the most favorable to the counterparty under such Hedge Agreement, and (iii) the counterparty was the sole party determining such payment amount (in accordance with the provisions of such Hedge Agreement). For purposes of the Transaction Documents fluctuations in the value of any Hedge Agreement as described in the preceding sentence, changes in Exchange Rates (including de-pesofication), re-evaluation of index mechanisms and other fluctuations which have the effect of increasing the nominal value of the Company's Debt but which do not represent receipt of cash or other assets by the Company shall not, in each case, be deemed an incurrence of Debt.

                  "Debt Service" means, for any period, the sum (computed without duplication) of all principal payments scheduled to be made by the Company and its Subsidiaries in respect of Debt during such period, plus Interest Expense for such period.

                  "Default" means, with respect to the Applicable Debt, any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Default Rate" has the meaning specified in Section 2.06(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Designated Lenders" means,

                  (a) with respect to any Letter of Credit Facility, the Lenders owed, or holding at least 66-2/3% of the sum of:

                           (i) the then outstanding aggregate principal amount of Letter of Credit Advances under such Facility,

                           (ii) the then aggregate amount of the obligations of all Funding Lenders to purchase their Pro Rata Shares of the Letter of Credit Advances required to be made (assuming the full drawdown of the then outstanding Available Amounts of all Letters of Credit) under such Facility, and

                           (iii) the then aggregate amount of the obligations of all Issuing Banks to retain the amounts of all Letter of Credit Advances required to be made by them under such Facility (assuming the full drawdown of the then outstanding Available Amounts of the Letters of Credit);

                  (b) with respect to holders of any series New Notes at least 66-2/3% of the then outstanding aggregate principal amount of such series of New Notes at such time;

                  "Distribution Agreement" means the Distribution Agreement between the Issuer and J.P. Morgan Securities Inc. dated May 6, 1998 relating to the Issuer's U.S.$1,000,000,000 Medium-Term Note Program.

                  "Dollars" means the lawful currency of the United States.

                  "Ecuadorian Assets" means the OCP Shares, the Sucursal Shares, Block 18, Block 31, all other assets in Ecuador owned by the Company or any Subsidiary, all facilities related thereto, all oil production in connection therewith, and all future proceeds or receivables related to any of the foregoing

                  "Effective Date" has the meaning specified in Section 3.01 of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Eligible Trade Transactions" means all exports of goods and services by the Company and its Subsidiaries.

                  "Eligible Trade Transactions Report" means a quarterly report setting forth a description of the Eligible Trade Transactions during such fiscal quarter, along with shipment dates, currencies, supplier or buyer names and payment terms with respect to such Eligible Trade Transactions.

                  "Environmental Laws" means all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants currently as in force from time to time in the applicable jurisdiction.

                  "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the U.S. Federal Reserve System, as in effect from time to time.

                  "Eurodollar Business Day" means a day (other than a Saturday or Sunday) on which dollar deposits may be dealt in on the London inter-bank market.

                  "Eurodollar Rate Advance" means a Letter of Credit Advance that bears interest as provided in Section 2.06(a)(ii) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Eurodollar Reserve Percentage" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing or New Notes, as applicable, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the U.S. Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the U.S. Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

                  "Events of Default" with respect to the Applicable Date, has the meaning specified in Annex D.

                  "Excess Cash" means, for any fiscal year, an amount equal to the greater of zero and the sum of (a) the aggregate net cash provided by (used in) operating activities as reflected on the Consolidated Financial Statements of the Company for such fiscal year and as calculated on a Quarterly Basis, minus (b) Permitted Capital Expenditure for such fiscal year to the extent incurred during such fiscal year, minus (c) Net Financial Liabilities Paid for such fiscal year.

                  "Exchange Rate" means (a) for any date, (i) with respect to Argentine pesos to be converted to Dollars, the rate for the purchase of Dollars with Argentine pesos (or any other legal tender of Argentina for such date) quoted by Reuters page ARSIB= offer prices as of 3:00 P.M., Buenos Aires time on such date and (ii) with respect to any other non-Dollar currency to be converted to Dollars, the noon dollar buying rate in The City of New York for cable transfers of the non-Dollar currency to be converted to Dollars published by the Federal Reserve Bank of New York and (b) for any period, the average of the Exchange Rates calculated for each Business Day of such period. With respect to the determination of the Exchange Rate between Dollars and Argentine pesos, in the event that Reuters page ARSIB= does not quote a rate for such date or period, such Exchange Rate will be determined in accordance with the CME/EMTA ARS Industry Survey Rate which is published on the Reuters Screen EMTA Page, the EMTA website (www.emta.org) and the CME website (www.cme.com) by approximately 1:00 p.m., Buenos Aires time, on such date or period.

                  "Existing Property" means Property owned by the Company and its Subsidiaries on the date hereof (or equity of entities owning solely assets owned by the Company and its Subsidiaries on the date hereof).

                  "Expiration Date" shall mean, with respect to any Letter of Credit, the date on which such Letter of Credit is fully drawn, expires, terminates or is cancelled in accordance with its terms.

                  "Facility Fee Payment Date" shall have the meaning ascribed thereto in Section 2.03(a)(i) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the U.S. Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the New Notes Administrative Agent or the Letter of Credit Administrative Agent, as the case may be, from three Federal funds brokers of recognized standing selected by it.

                  "Financial Statements" means the consolidated balance sheets, related statement of income and statement of cash flow, of any Person, in the case of the Company, prepared in accordance with Argentine GAAP.

                  "Governmental Approval" means any authorization, consent, approval, license, ruling, permit, concession, certification, exemption, filing, variance, order, judgment, decree, publication, notice to, declaration of or with or registration by or with any Governmental Authority.

                  "Governmental Authority" means any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority (including without limitation any central bank or taxing authority) or instrumentality (including without limitation any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or subject to the control of any of the foregoing.

                  "Governmental Rule" means any constitution, statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, guideline, requirement of, or other governmental restriction or any similar form of decision of or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

                  "Guaranteed Debt" of any Person means all Debt of others guarantied directly or indirectly in any manner by such Person, or in effect guarantied directly or indirectly by such Person through an agreement or commitment (a) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (b) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (c) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (d) otherwise to assure a creditor against loss.

                  "Hedge Agreements" means, with respect to any Person, interest rate swap agreements, interest rate cap or collar agreements or arrangements designed to protect such Person or its Subsidiaries against fluctuations in interest rates, as in effect from time to time, currency swaps agreements, forward exchange rate agreements, foreign currency options or futures, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements designed to provide protection against fluctuations in currency exchange rates.

                  "Holding Office" means any particular office or branch through which a New Note Holder holds a New Note.

                  "Indemnified Party" has the meaning for purposes of (a) the Letter of Credit Issuance and Reimbursement Agreement as specified in Section 8.04(b) of the Letter of Credit Issuance and Reimbursement Agreement (b) the Long Term Trade Series Supplemental Indenture as specified in Section 6.9 of the Long Term Trade Supplemental Indenture, (c) the Short Term Trade Series Supplemental Indenture as specified in Section 6.9 of the Short Term Trade Supplemental Indenture, (d) the Long Term Working Capital Series Supplemental Indenture as specified in Section 6.9 of the Long Term Working Capital Supplemental Indenture, and (e) the Short Term Working Capital Series Supplemental Indenture as specified in Section 6.9 of the Short Term Working Capital Supplemental Indenture.

                  "Indenture" means the Amended and Restated Indenture between the Company and Citibank, N.A. as trustee (and The Bank of New York as successor trustee), dated as of August 1, 2002, as amended, amended and restated or modified from time to time.

                  "Indirect Participant" means a Person who holds an interest in a New Note through a Participant.

                  "Interest Expense" means, for any period, the sum of, without duplication determined on a Consolidated basis for the Company and its
Subsidiaries:

                  (a) the aggregate of accrued cash and non-cash interest expense and other financial expense (and to the extent not accrued, any amount expended, capitalized, or paid by the Company and its Subsidiaries) of the Company and its Subsidiaries for such period including, without limitation (whether or not constituting interest expense in accordance with Adjusted Argentine GAAP):

                           (i) any amortization or accretion of Debt discount or any interest accrued on Debt of the Company in the form of additional Debt,

                           (ii)     any amortization of deferred financing
                  costs,

                           (iii) the net results, whether positive or negative, of (A) costs accrued less (B) payments received under any interest rate swap agreements, interest rate cap or collar agreements or arrangements designed to protect against fluctuations in interest rates (including amortization of fees),

                           (iv)     all capitalized interest,

                           (v) the interest portion of any Debt consisting of deferred payment obligations,

                           (vi) commissions, discounts and other fees and charges incurred in respect of letters of credit or bankers' acceptances, and

                           (vii) any interest expense on Guaranteed Debt of the Company or one of its Subsidiaries or secured by a Lien on the assets of the Company or one of its Subsidiaries (whether or not such guarantee or Lien is called upon); and

                  (b) the interest component of capital lease Obligations accrued and/or scheduled to be accrued (and to the extent not accrued, any amount expended, capitalized or paid by the Company and its Subsidiaries) during such period.

                  "Interest Period" means, (a) for each Trade Series Note or Working Capital Series Note, the period commencing on (and including) the date of the Takedown with respect to such Trade Series Note or Working Capital Series Note, respectively, or the last day of the preceding Interest Period, as applicable, and ending on (but excluding) the next succeeding Payment Date and
(b) for each Eurodollar Advance, comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the next succeeding Payment Date and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on (but excluding) the next succeeding Payment Date; provided that, in each case,

                  (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and

                  (ii) the final Interest Period shall end on Maturity Date with respect to such Trade Series Note, Working Capital Note or Eurodollar Rate Advance, as applicable.

                  "Issuing Banks" means the Short Term L/C Series A Issuing Bank, the Short Term L/C Series B Issuing Bank, the Short Term L/C Series C Issuing Banks, the Long Term L/C Series A Issuing Banks, the Long Term L/C Series B Issuing Banks, the Long Term L/C Series C Issuing Banks and the Long Term L/C Series D Issuing Bank and any permitted assignee thereof.

                  "L/C Accrual Rate" shall mean (i) with respect to any Letter of Credit issued under a Short Term Letter of Credit Facility, 4.00% per annum and (ii) with respect to any Letter of Credit issued under a Long Term Letter of Credit Facility, 4.75% per annum.

                  "L/C Collateral Accounts" means the Long Term L/C Series A Account, the Long Term L/C Series B Account, the Long Term L/C Series C Account, the Long Term L/C Series D Account, the Short Term L/C Series A Account, the Short Term L/C Series B Account and the Short Term L/C Series C Account.

                  "L/C Collateral Accounts Security Agreement" means the Security Agreement dated October 4, 2002 between the Company and JPMorgan Chase Bank as the Letter of Credit Administrative Agent and account bank.

                  "L/C Funding Lenders" means each Person set forth on Schedule II of the Letter of Credit Issuance and Reimbursement Agreement as an L/C Funding Lender under a Letter of

Credit Facility and each Person that shall become an L/C Funding Lender pursuant to Section 8.06 of the Letter of Credit Issuance and Reimbursement Agreement for so long as such Person shall be a party to the Letter of Credit Issuance and Reimbursement Agreement.

                  "L/C Related Documents" has the meaning specified in Section 2.05(h)(i) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Lenders" means the Issuing Banks, the L/C Funding Lenders and each Person that shall become a party to the Letter of Credit Issuance and Reimbursement Agreement pursuant to Section 8.06 of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Lending Office" opposite its name on Schedule I or Schedule II, as applicable, or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to the Company and the Letter of Credit Administrative Agent.

                  "Letters of Credit" means the Short Term Series A Letter of Credit, the Short Term Series B Letter of Credit, the Short Term Series C Letters of Credit, the Long Term Series A Letters of Credit, the Long Term Series C Letters of Credit and the Long Term Series D Letter of Credit.

                  "Letter of Credit Administrative Agent" has the meaning specified in the recital of parties to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Letter of Credit Advance Note" means a promissory note of the Company payable to the order of any Issuing Bank or any L/C Funding Lender, in substantially the form of Exhibit K of the Letter of Credit Issuance and Reimbursement Agreement, evidencing the indebtedness of the Company to such Lender resulting from any Letter of Credit Advance made by such Lender, as amended.

                  "Letter of Credit Advances" means the Short Term Series A Letter of Credit Advances, the Short Term Series B Letter of Credit Advances, the Short Term Series C Letter of Credit Advances, the Long Term Series A Letter of Credit Advances, the Long Term Series B Letter of Credit Advances, the Long Term Series C Letter of Credit Advances and the Long Term Series D Letter of Credit Advances and a "Tranche" of Letter of Credit Advances shall be a reference to all Letter of Credit Advances made under the same Letter of Credit Facility.

                  "Letter of Credit Facilities" means the Short Term L/C Series A Facility, the Short Term L/C Series B Facility, the Short Term L/C Series C Facility, the Long Term L/C Series A Facility, the Long Term L/C Series B Facility, the Long Term L/C Series C Facility and the Long Term L/C Series D Facility.

                  "Letter of Credit Issuance and Reimbursement Agreement" means the Letter of Credit Issuance and Reimbursement Agreement dated as of October 2, 2002 among the Company, the Letter of Credit Administrative Agent, the Issuing Banks and the L/C Funding Lenders.

                  "Leverage Index" means, at any date of determination, the ratio of

                  (i) the amount that is equal to:

                                    (A)      the aggregate outstanding principal
                           amount of Consolidated Debt of the Company (excluding Subordinated Debt) as of such date (if not denominated in Dollars, converted into Dollars at the applicable Exchange Rate on such date) (without giving effect to any prepayment or repayment referred to in clause (C) below), minus

                                    (B)      the value of the cash and
                           investments thereof credited to the L/C Collateral Accounts as of such date, minus

                                    (C)      the portion of the proceeds of any
                           Debt incurred on such date that is:

                                             (1)      applied to the prepayment
                                    or repayment of Consolidated Debt, or

                                             (2)      deposited into L/C
                                    Collateral Accounts that are subject to
                                    Liens permitted under subsection (a) of the Negative Covenants applicable to all Applicable Debt,

                           at the time of such incurrence or that is outstanding on such date but is required so to be and is applied or deposited by the earlier of (x) the 30th day after such incurrence and (y) the end of the fiscal quarter of the Company in which such incurrence occurs, to

                  (ii) Consolidated Adjusted EBITDA of the Company (calculated on a Quarterly Basis) for the period of four fiscal quarters ending on or most recently prior to such day for which Financial Statements are required to be filed with the CNV.

                  "LIBOR" means, for any particular Interest Period, the rate per annum determined by the Calculation Agent (any such determination to be conclusive, absent manifest error):

                  (a) on the basis of the offered rate for deposits of not less than U.S. $1,000,000 having a maturity equal to such Interest Period, which appears on the display designated as page "3750" on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks) (or, if such display is not available at any such time, a comparable display, as determined in the sole discretion of, and selected by, the Calculation Agent or the Letter of Credit Administrative Agent, as the case may be, of London interbank offered rates of major banks as may be available from a similar service) ("Telerate Page 3750") as of 11:00 A.M., London time, on the Eurodollar Business Day that is two Eurodollar Business Days before the first day of such Interest Period, provided that if such rates do not appear or otherwise are not available, then LIBOR will be determined as described in clause (b) below, and (ii) if an Alternate Rate Rescission Notice has been given during such Interest Period, then LIBOR will be determined as provided in this clause (a) as of 11:00 A.M., London time, on the Eurodollar Business Day immediately following the date on which such Alternate Rate Rescission Notice was given, it being understood and agreed by the parties hereto the Applicable LIBOR Rate based on the LIBOR as determined pursuant to this subclause (ii) shall apply for each remaining day of such Interest Period after the Alternate Period ended by the giving of such Alternate Rate Rescission Notice.

                  (b) for a LIBOR interest determination date on which no offered rate for the Interest Period specified herein may be determined as described in (a) above, the Calculation Agent or the Letter of Credit Administrative Agent, as the case may be, will request the principal London offices of each of four major banks in the London interbank market, as selected by such Calculation Agent or Letter of Credit Administrative Agent, to provide such Calculation Agent or Letter of Credit Administrative Agent with its offered quotations for deposits in Dollars, commencing on the first day of such Interest Period, to prime banks in the London interbank market at approximately 11:00 A.M. (London time) on such interest determination date and in a principal amount not less than U.S.$1,000,000 for such Interest Period that is representative of a single transaction in such market at such time. If at least three such quotations are provided, LIBOR with respect to such Interest Period will be the interest rate per annum equal to the rate per annum obtained by the arithmetic mean (rounded upwards to the nearest 1/16th of 1%) of such quotations. If fewer than three quotations are provided, LIBOR with respect to such Interest Period will be the interest rate per annum equal to the arithmetic mean (rounded upwards to the nearest 1/16th of 1%) of the rates quoted at approximately 11:00 A.M. (New York City time) on such interest determination date by three major banks in New York City selected by the such Calculation Agent or Letter of Credit Administrative Agent for the applicable interest period in Dollars to leading European banks and/or banks incorporated in the United States of America, commencing on the first day of such Interest Period, and in a principal amount not less than U.S.$1,000,000 for such Interest Period that is representative of a single transaction in such market at such time.

                  "LIBOR Funding Costs" means any loss or expense which (i) a New Note Holder or Lender may sustain or incur as a consequence of a payment or prepayment of any New Notes or Letter of Credit Advances, as applicable, on any day that is not the last day of the applicable Interest Period or (ii) a Purchaser may incur as a consequence of any postponement or failure to issue any New Notes, including, in each case, without limitation, any such loss (excluding loss of the Applicable Margin) or expense arising from the reemployment of funds obtained by such New Note Holder, Purchaser or Lender or from amounts payable by such New Note Holder, Purchaser or Lender to lenders of funds obtained by such New Notes or Letter of Credit Advances, as applicable.

                  "Lien" means any mortgage, pledge, hypothecation, lien, security interest or other charge, encumbrance of any kind or nature whatsoever, including, without limitation, the lien or retained title of a conditional vendor, or any other arrangement having substantially the same economic or practical effect of the foregoing and any easement, right of way or other encumbrance on title to real property, provided that the lessee in respect of any lease required to be recorded as a capital lease under U.S. GAAP shall be deemed to have incurred a Lien on the Property leased thereunder.

                  "Loan Document" means each of, and "Loan Documents" means all of, with respect to the Letter of Credit Advances under each Letter of Credit Facility, the Letter of Credit Issuance and Reimbursement Agreement, the Letter of Credit Advance Notes evidencing such Letter of Credit Advances and the L/C Collateral Accounts Security Agreement, in each case as amended or otherwise modified from time to time.

                  "Long Term Debt" means Debt (excluding Debt under the Transaction Documents) that by its terms matures more than one year after the date of determination or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date.

                  "Long Term L/C Facilities" means the Long Term L/C Series A Facility, the Long Term L/C Series B Facility, the Long Term L/C Series C Facility and the Long Term L/C Series D Facility.

                  "Long Term L/C Lenders" means the Long Term L/C Series A Funding Lenders, the Long Term L/C Series B Funding Lenders, the Long Term L/C Series C Funding Lenders and all Issuing Banks under the Long Term L/C Series A Facility, the Long Term L/C Series B Facility, the Long Term L/C Series C Facility and the Long Term L/C Series D Facility.

                  "Long Term L/C Series A Account" has the meaning specified in
Section 6 of the L/C Collateral Accounts Security Agreement.

                  "Long Term L/C Series A Facility" means an amount equal to $153,450,000, which amount represents the maximum aggregate amount available to be drawn under the Long Term Series A Letters of Credit and the maximum aggregate amount of Long Term Series A Letter of Credit Advances to be made by the Long Term L/C Series A Issuing Banks and the Long Term L/C Series A Funding Lenders with respect to drawings under such Long Term Series A Letters of Credit pursuant to the terms and conditions of the Letter of Credit Issuance and Reimbursement Agreement, and the rights and obligations of the Company, the Long Term L/C Series A Issuing Banks and Long Term L/C Series A Funding Lenders in respect of such Long Term Series A Letters of Credit and Long Term Series A Letter of Credit Advances.

                  "Long Term L/C Series A Funding Lenders" means the banks, financial institutions and other institutional lenders listed on Schedule II of the Letter of Credit Issuance and Reimbursement Agreement as the Long Term L/C Series A Funding Lenders and each Person that shall become a Long Term L/C Series A Funding Lender under the Letter of Credit Issuance and Reimbursement Agreement pursuant to Section 8.06 of such agreement.

                  "Long Term L/C Series A Issuing Bank" has the meaning specified in the recital of parties to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term L/C Series A Lenders" means the Long Term L/C Series A Issuing Bank and the Long Term L/C Series A Funding Lenders.

                  "Long Term L/C Series B Account" has the meaning specified in
Section 6 of the L/C Collateral Accounts Security Agreement.

                  "Long Term L/C Series B Facility" means an amount equal to $39,700,000, which amount represents the maximum aggregate amount available to be drawn under the Long Term Series B Letters of Credit and the maximum aggregate amount of Long Term Series B Letter of Credit Advances to be made by the Long Term L/C Series B Issuing Banks and the Long Term L/C Series B Funding Lenders with respect to drawings under such Long Term Series B Letters of Credit pursuant to the terms and conditions of the Letter of Credit Issuance and Reimbursement Agreement, and the rights and obligations of the Company, the Long Term L/C Series B Issuing Banks and Long Term L/C Series B Funding Lenders in respect of such Long Term Series B Letter of Credit and Long Term Series B Letter of Credit Advances.

                  "Long Term L/C Series B Funding Lenders" means the banks, financial institutions and other institutional lenders listed on Schedule II of the Letter of Credit Issuance and Reimbursement Agreement as the Long Term L/C Series B Funding Lenders and each Person that shall become a Long Term L/C Series B Funding Lender under the Letter of Credit Issuance and Reimbursement Agreement pursuant to Section 8.06 of such agreement.

                  "Long Term L/C Series B Issuing Bank" has the meaning specified in the recital of parties to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term L/C Series B Lenders" means the Long Term L/C Series B Issuing Bank and the Long Term L/C Series B Funding Lenders.

                  "Long Term L/C Series C Account" has the meaning specified in
Section 6 of the L/C Collateral Accounts Security Agreement.

                  "Long Term L/C Series C Facility" means an amount equal to $18,000,000, which amount represents the maximum aggregate amount available to be drawn under the Long Term Series C Letters of Credit and the maximum aggregate amount of Long Term Series C Letter of Credit Advances to be made by the Long Term L/C Series C Issuing Banks and the Long Term L/C Series C Funding Lenders with respect to drawings under such Long Term Series C Letters of Credit pursuant to the terms and conditions of the Letter of Credit Issuance and Reimbursement Agreement, and the rights and obligations of the Company, the Long Term L/C Series C Issuing Banks and Long Term L/C Series C Funding Lenders in respect of such Long Term Series C Letters of Credit and Long Term Series C Letter of Credit Advances.

                  "Long Term L/C Series C Funding Lenders" means the banks, financial institutions and other institutional lenders listed on Schedule II of the Letter of Credit Issuance and Reimbursement Agreement as the Long Term L/C Series C Funding Lenders and each Person that shall become a Long Term L/C Series C Funding Lender under the Letter of Credit Issuance and Reimbursement Agreement pursuant to Section 8.06 of such agreement.

                  "Long Term L/C Series C Issuing Bank" has the meaning specified in the recital of parties to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term L/C Series C Lenders" means the Long Term L/C Series C Issuing Bank and the Long Term L/C Series C Funding Lenders.

                  "Long Term L/C Series D Account" has the meaning specified in
Section 6 of the L/C Collateral Accounts Security Agreement.

                  "Long Term L/C Series D Facility" means an amount equal to $10,000,000, which amount represents the maximum aggregate amount available to be drawn under the Long Term Series D Letter of Credit and the maximum aggregate amount of Long Term Series D Letter of Credit Advances to be made by the Long Term L/C Series D Issuing Bank with respect to drawings under the Long Term Series D Letter of Credit pursuant to the terms and conditions of the Letter of Credit Issuance and Reimbursement Agreement, and the rights and obligations of the Company and the Long Term L/C Series D Issuing Bank in respect of the Long Term Series D Letter of Credit and Long Term Series D Letter of Credit Advances.

                  "Long Term L/C Series D Issuing Bank" has the meaning specified in the recital of parties to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Letter of Credit Advances" means the Long Term Series A Letter of Credit Advances, the Long Term Series B Letter of Credit Advances, the Long Term Series C Letter of Credit Advances and the Long Term Series D Letter of Credit Advances.

                  "Long Term Letters of Credit" means the Long Term Series A Letters of Credit, the Long Term Series B Letters of Credit, the Long Term Series C Letters of Credit and the Long Term Series D Letter of Credit.

                  "Long Term MT Notes" means notes issued pursuant to a supplemental indenture in the form of Exhibit H-2 to the Letter of Credit Issuance and Reimbursement Agreement upon a Conversion of Letter of Credit Advances pursuant to Section 2.08(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term New Notes" means the Long Term Working Capital Series Notes, Long Term Trade Series Notes and Long Term MT Notes.

                  "Long Term Series A Letters of Credit" has the meaning set forth in Section 2.01(a)(iv) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Series A Letter of Credit Advance" means an advance by a Lender to the Company pursuant to Section 2.02(a)(iv) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Series B Letters of Credit" has the meaning set forth in Section 2.01(a)(v) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Series B Letter of Credit Advance" means an advance by a Lender to the Company pursuant to Section 2.02(b)(v) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Series C Letters of Credit" has the meaning set forth in Section 2.01(a)(vi) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Series C Letter of Credit Advance" means an advance deemed made by a Lender to the Company pursuant to Section 2.02(a)(vi) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Series D Letters of Credit" has the meaning set forth in Section 2.01(a)(vi) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Series D Letter of Credit Advance" means an advance deemed made by a Lender to the Company pursuant to Section 2.02(a)(vii) of the Letter of Credit Issuance and Reimbursement Agreement.

                   "Long Term Series D Letters of Credit" has the meaning set forth in Section 2.01(a)(vii) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Series D Letter of Credit Advance" means an advance deemed made by a Lender to the Company pursuant to Section 2.02(a)(vi) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Long Term Trade Series Agent" has the meaning set forth in
Section 6.1.1 of the Long Term Trade Supplemental Indenture.

                  "Long Term Trade Series Holder" means, as to any outstanding Long Term Trade Series Note, a Holder of such Long Term Trade Series Note.

                  "Long Term Trade Series Notes" has the meaning set forth in
Section 2.1 of the Long Term Trade Series Supplemental Indenture.

                  "Long Term Trade Series Supplemental Indenture" means the Second Supplemental Indenture dated as of October 4, 2002 among the Company, The Bank of New York, as Trustee, Co-Security Registrar, Authenticating Agent, Paying Agent and Transfer Agent in New York, Banco Rio de la Plata S.A., as Security Registrar, Argentine Paying Agent and Transfer Agent in Argentina and JPMorgan Chase Bank, as Administrative Agent and Calculation Agent.

                  "Long Term Working Capital Series Agent" has the meaning set forth in Section 6.1.1 of the Long Term Working Capital Series Supplemental Indenture.

                  "Long Term Working Capital Series Holder" means, as to any outstanding Long Term Working Capital Series Note a Holder of such Long Term Working Capital Series Note.

                  "Long Term Working Capital Series Notes" has the meaning set forth in Section 2.1 of the Long Term Working Capital Series Supplemental Indenture.

                  "Long Term Working Capital Series Supplemental Indenture" means the Fourth Supplemental Indenture dated as of October 4, 2002 among the Company, The Bank of New York, as Trustee, Co-Security Registrar, Authenticating Agent, Paying Agent and Transfer Agent in New York, Banco Rio de la Plata S.A., as Security Registrar, Argentine Paying Agent and Transfer Agent in Argentina and JPMorgan Chase Bank, as Administrative Agent and Calculation Agent.

                  "Majority Holders" means,

                  (a) with respect to any Letter of Credit Facility, the Lenders owed, or holding at least a majority in interest of the sum of:

                           (i) the then outstanding aggregate principal amount of Letter of Credit Advances under such Letter of Credit Facility,

                           (ii) the then aggregate amount of the obligations of all Funding Lenders to purchase their Pro Rata Shares of the Letter of Credit Advances required to be made (assuming the full drawdown of the then outstanding Available Amounts of all Letters of Credit) under such Facility, and

                           (iii) the then aggregate amount of the obligations of Issuing Banks to retain amounts of all Letter of Credit Advances required to be made by them under such Facility (assuming the full drawdown of the then outstanding Available Amount) of the Letter of Credits);

                  (b) with respect to any series of New Notes, holders of at least a majority in interest of the then outstanding aggregate principal amount of such Series of New Notes at such time;

                  "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole and
(b) the ability of the Company or any Co-Obligor party thereto to perform its obligations under any Transaction Document.

                  "Material Subsidiary" means any Subsidiary of the Company whose total assets exceed 1.5% of the Company's Consolidated Assets (as shown on the Company's most recent Financial Statements required to be delivered to the Applicable Transaction Parties with respect to the Applicable Debt).

                  "Maturity Date" means (a) with respect to the Long Term Letter of Credit Advances, October 4, 2007, (b) with respect to the Short Term Letter of Credit Advances,

October 4, 2003, (c) with respect to the Long Term New Notes October 4, 2007 and
(d) with respect to the Short Term New Notes October 3, 2003.

                  "Medium Term Note Program" means the Medium Term Note Program established pursuant to a resolution of the shareholders of the Company adopted on April 8, 1998 and a resolution of the Board of Directors of the Company adopted on April 17, 1998, and to an extraordinary resolution of the shareholders of the Company adopted on June 20, 2002 and a resolution of the Board of Directors of the Company adopted on June 7, 2002, for the issuance of medium term notes pursuant to the Indenture, in accordance with which the Company is authorized to issue from time to time up to an aggregate principal amount outstanding at any time up to U.S. $2,500,000,000 of securities in one or more series.

                  "MT Notes" means the Short Term MT Notes and the Long Term MT Notes.

                  "Net Cash Proceeds" means, with respect to any Asset Sale or the incurrence or issuance of any Debt or the sale or issuance of any equity interest by any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf, or on account of, such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the taxes paid or payable in respect of such Asset Sale after taking into account any reduction in Consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements and (c) the amount of any Debt secured by a Lien on any asset subject to such Asset Sale that, by the terms of such transaction, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or the Company or any Affiliate of the Company and are properly attributable to such transaction or to the Property that is the subject thereof.

                  "Net Financial Liabilities Paid" means, with respect to any period, an amount equal to:

                  (a) the aggregate principal amount of Consolidated Debt of the Company paid or prepaid during such period (other than any principal amount of Short Term New Notes or Short Term Letter of Credit Advances paid on a date other than their respective Maturity Dates, unless paid ratably with payments of principal of Long Term New Notes, Long Term Letter of Credit Advances and Long Term MT Notes), plus

                  (b) the aggregate amounts deposited into all L/C Collateral Accounts during such period (other than any amounts deposited into the Short Term L/C Series A Account, the Short Term L/C Series B Account or the Short Term L/C Series C Account unless (A) deposits are made ratably into the Long Term L/C Series A Account, the Long Term L/C Series B Account, the Long Term L/C Series C Account and the Long Term L/C Series D Account (or payments are made ratably on the related Long Term Letter of Credit Advances) and (B) payments are made ratably of principal of Long Term New Notes and Long Term Letter of Credit Advances), less

                  (c) the aggregate principal amount of Consolidated Debt incurred by the Company during such period and the aggregate amount of cash released from all L/C Collateral Accounts during such period for the Company's account, provided that the Net Financial Liabilities Paid shall at no time be less than zero and provided, further that amounts paid or incurred in respect of Project Finance Debt and Subordinated Debt shall not be included in the determination of Net Financial Liabilities Paid.

                  "New Debt Amounts" means, with respect to any fiscal quarter of the Company, the sum of (computed without duplication):

                  (b) the aggregate Net Cash Proceeds received by the Company and its Subsidiaries during such fiscal quarter from Debt (other than Subordinated Debt and Project Finance Debt) incurred by them during such fiscal quarter (if not denominated in Dollars, converted into Dollars at the Exchange Rate applicable at the date of incurrence), minus

                  (c) the aggregate principal amount of Debt of the Company and its Subsidiaries (other than Subordinated Debt and Project Finance
         Debt) repaid or prepaid during such fiscal quarter (if not denominated in Dollars, converted into Dollars at the Exchange Rate applicable at the date of such repayment or prepayment), minus

                  (d) the aggregate amount deposited into L/C Collateral Accounts during such fiscal quarter.

For purposes of this definition, any amounts drawn or disbursed under any acceptance, letter of credit or similar extension of credit (other than any Letter of Credit or any trade or standby letter of credit issued for the account of the Company or any Subsidiary in accordance with normal business practices) as to which the Company or any of its Subsidiaries would have any Obligations, whether or not such amounts were received by the Company or its Subsidiaries, will be considered Net Cash Proceeds received by the Company and its Subsidiaries during the fiscal quarter in which such drawing or disbursement occurred.

                  "New Note Holder" means, as to any outstanding New Note, the registered holder of such New Note.

                  "New Notes" means the Trade Series Notes, the Working Capital Series Notes and the MT Notes.

                  "New Notes Administrative Agent" means JPMorgan Chase Bank.

                  "Note Documents" means (a) with respect to the Long Term Trade Series Notes, the Long Term Trade Series Supplemental Indenture, the Note Purchase Agreement, and the Long Term Trade Series Notes, (b) with respect to the Long Term Working Capital Series Notes, the Long Term Working Capital Series Supplemental Indenture, the Note Purchase Agreement, and the Long Term Working Capital Series Notes, (c) with respect to the Short Term Trade Series Notes, the Short Term Trade Series Supplemental Indenture, the Note Purchase Agreement, and the Short Term Trade Series Notes, (d) with respect to the Short Term Working Capital Series Notes, the Short Term Working Capital Series Supplemental Indenture, the Note

Purchase Agreement, and the Short Term Working Capital Series Notes, and (e) with respect to any series of MT Notes, the supplemental indenture pursuant to which such Notes are issued, the note purchase agreement pursuant to which such Notes are acquired and the notes evidencing such MT Notes.

                  "Note Payment" means, with respect to any New Notes, the sum (computed without duplication) payable by the Company of all principal and interest plus any default interest, and all fees, expenses, reimbursements and other amounts, payable in respect of any Obligation, accrued and unpaid, including, without limitation, fees, expenses, reimbursements, indemnities and Additional Amounts pursuant to such New Notes, the Applicable Transaction Documents related to such New Notes and the Base Indenture (as it relates to such New Notes).

                  "Note Purchase Agreement" means the Note Purchase Agreement dated as of October 2, 2002 among the Company, the Purchasers named therein and JPMorgan Chase Bank as agent.

                  "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Sections (f), (g) and (h) of Annex D. Without limiting the generality of the foregoing, the Obligations of the Company under the Applicable Transaction Documents with respect to the Applicable Debt include (a) the obligation to pay principal, interest, letter of credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by the Company under any such Applicable Transaction Document and (b) the obligation of the Company to reimburse any amount in respect of any of the foregoing that the Applicable Agent Party with respect to the Applicable Debt or any Applicable Transaction Party with respect to Applicable Debt, in its sole discretion, may elect or be required to pay or advance on behalf of the Company or its Subsidiaries.

                  "OCP Agreements" means (a) the Amended and Restated Initial Shipper Transportation Agreement between Oleoducto de Crudos Pesados (OCP) Ecuador S.A. and Perez Companc Ecuador dated as of May 29, 2001; (b) the Performance Guarantee Agreement dated as of May 29, 2001 made by Pecom Energia S.A. in favor of Oleoducto de Crudos Pesados (OCP) Ltd.; (c) the Amended and Restated Owners Agreement among Oleoducto de Crudos Pesados (OCP) Ltd., Perez Companc International S.A. and the other parties thereto dated as of May 29, 2001; and (d) the Performance Guarantee Agreement dated as of May 29, 2001 made by Pecom Energia S.A. in favor of Oleoducto de Crudos Pesados (OCP) Ltd., in each case as amended, amended and restated, supplemented or otherwise modified from time to time.

                  "OCP Shares" means shares of capital stock of Oleoductos de Crudos Pesados (OCP) Ltd., a Cayman Islands company, owned directly or indirectly by the Company.

                  "Offering Memorandum" means the offering memorandum dated June 10, 2002, as supplemented by the supplementary offering memorandum dated July 22, 2002 and the offering memorandum supplement dated September 12, 2002 and with respect to (i) the Long Term Trade Series Notes the pricing supplement dated September 30, 2002, (ii) the Short Term Trade Series Notes the pricing supplement dated September 30, 2002, (iii) the Long Term Working Capital Series Notes the pricing supplement dated September 30, 2002 and (iv) the Short Term Working Capital Series Notes the pricing supplement dated September 30, 2002, in each case, prepared by the Company in respect of the Medium-Term Notes Program.

                  "Other Taxes" has the meaning specified in Section 2.12(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Participant" means, with respect to DTC, Euroclear or Clearstream, Luxembourg, Persons who have accounts with DTC, Euroclear or Clearstream, Luxembourg, respectively (and, with respect to DTC, shall include Euroclear and Clearstream, Luxembourg).

                  "Payment Date" means the fourth day of each of April, July, October and January.

                  "Permitted Capital Expenditure" means for each fiscal year of the Company, the amount set forth opposite to that year in the table in Section
(e)(iii)(A) of the Negative Covenants set forth in Annex C.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Personal Property Tax" means the tax imposed pursuant to Argentine Personal Property Tax Law and Decree No. 127/96, as amended by Decree No. 812/96, as the same may be further amended after the date hereof.

                  "Pesos" means the lawful currency of Argentina.

                  "PORTAL" means The Private Offerings, Resales and Trading through the Automated Linkages Market of The National Association of Securities Dealers, Inc.

                  "Prime Rate" means the arithmetic average of the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, Deutsche Bank AG and Citibank, N.A. as their respective prime rate in effect at their respective principal offices in New York City. The Prime Rate is not intended to be the lowest rate of interest charged by JPMorgan Chase Bank, Deutsche Bank AG or Citibank, N.A. in connection with extensions of credit to debtors.

                  "Project Finance Debt" means Debt incurred or existing in connection with the financing (but not refinancing) of any Property in connection with a project of any Person, including the acquisition, development, expansion, renovation, upgrade or other modification or construction of such project, if the person or persons providing such financing agree, whether or not expressly, to look to the Property financed and the revenues arising out of, or other proceeds of realization from, such Property as the sole source of repayment for the monies advanced, with recourse to those revenues and proceeds and Property forming the subject matter of such Property (including, without limitation, credit support provided by third parties (other than a

Subsidiary of the Company) without recourse to the Company or a Subsidiary, insurance, contracts and shares or other rights of ownership in the entity or entities that own the relevant Property) and other Property ancillary thereto but without recourse to any other Property of the Company or a Subsidiary; provided that recourse shall not be deemed to exist by reason of normal and customary sponsor support arrangements including, but not limited to, sponsor completion guaranties. For the avoidance of doubt, Long Term Debt of Perez Companc de Venezuela S.A. under a credit facility including International Finance Corporation as a lender shall be deemed to be Project Finance Debt, provided that (i) such Debt is incurred for acquisitions, construction, development, improvements and/or repairs for the hydro-carbon business in Venezuela of Perez Companc de Venezuela S.A. and ancillary purposes and (ii) the aggregate principal amount of such Debt does not exceed $400,000,000 (or its equivalent in other currencies).

                  "Project Financing" means financing obtained through the incurrence of Project Finance Debt.

                  "Pro Rata Share" of any Letter of Credit Advance made upon a draw under a Letter of Credit issued under any Letter of Credit Facility means, with respect to any L/C Funding Lender at any time, the product of the amount of such Letter of Credit Advance (taking into account any prepayment of such Letter of Credit Advance to be effected pursuant to Section 2.04(c) of the Letter of Credit Issuance and Reimbursement Agreement) multiplied by the percentage set forth in the Register at such time next to such L/C Funding Lender's name representing the percentage of each Letter of Credit Advance made upon a draw under such Letter of Credit required to be purchased by such L/C Funding Lender.

                  "Property" means any asset, revenue, present or future, or other property, tangible or intangible, real or personal, including without limitation, any right to receive income.

                  "Quarterly Basis" means, with respect to any financial calculation set forth in Annex C involving a determination of any item set forth in the Company's Consolidated statements of income or statements of cash flow for any period of one or more fiscal quarters of the Company, that such calculation shall be made on the basis of each such fiscal quarter's results as set forth in the quarterly financial statements relating to such fiscal quarter individually (as adjusted to reflect financial statements prepared on the basis of Adjusted Argentine GAAP), without giving effect to any subsequent adjustments to the information set forth in such quarterly financial statements for inflation or exchange rate fluctuations and after converting such item into Dollars at the Exchange Rate applicable to such quarter.

                  "Register" has the meaning specified in Section 8.06(d) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Required Holders" means at any time with respect to any series of New Notes, the New Note Holders holding New Notes representing at least 66-2/3% of the then outstanding aggregate principal amount of such series of New Notes.

                  "Required Lenders" means at any time Lenders owed at least 66-2/3% of the sum of (i) the then outstanding aggregate unpaid principal amounts of the Letter of Credit Advances,

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

(ii) the then aggregate amount of the obligations of all L/C Series Funding Lenders to purchase their Pro Rata Shares of the Letter of Credit Advances required to be made by the Issuing Banks assuming the full drawdown of the then outstanding Available Amounts of all Letters of Credit and (iii) the then aggregate amount of the obligations of the Issuing Banks to retain the Letter of Credit Advances required to be made by them (assuming the full drawdown of the then outstanding Available Amounts with respect to the Letters of Credit).

                  "Sale of Ecuadorian Assets" has the meaning specified in Section (b) of the Covenants Applicable to Applicable Debt Under Short Term L/C Series A Facility, Long Term L/C Series A Facility, Short Term L/C Series B Facility and Long Term L/C Series B Facility and Converted A/B Notes set forth in Annex C.

                  "Satisfied in Cash" means, with respect to a Note Payment obligation with respect to each of the Trade Series Notes and Working Capital Series Notes, the receipt by the Paying Agent (or the Argentine Paying Agent, if applicable) for the benefit of the Trade Series Holders or Working Capital Series Holders, as applicable, under the terms of the applicable Supplemental Indenture of an amount in Cash paid by the Issuer in satisfaction of such Note Payment obligation, it being understood and agreed that such Note Payment obligation of the Issuer will be deemed reduced by, and to the extent of, such payment.

                  "Securities Act" means the United States Securities Act of 1933, as amended.

                  "Settlement Agreement" has the meaning specified in Section 5 of the Note Purchase Agreement.

                  "Short Term Debt" of any Person means the principal amount of Debt that by its terms matures within one year after the date of determination and is not renewable or extendable solely and unconditionally at the option of such Person to a date that is more than one year after the date of determination. With respect to any calculation of Short Term Debt on any date, Short Term Debt in respect of the reimbursement obligation under the Letter of Credit Issuance and Reimbursement Agreement shall equal the amount of Debt that the Company would incur (assuming a full drawdown of all Letters of Credit on such date) and that would mature in its entirety within a year from such date.

                  "Short Term L/C Facilities" means the Short Term L/C Series A Facility, the Short Term L/C Series B Facility and the Short Term L/C Series C Facility.

                  "Short Term L/C Series A Account" has the meaning specified in
Section 6 of the L/C Collateral Accounts Security Agreement.

                  "Short Term L/C Series A Facility" means an amount equal to $4,500,000, which amount represents the maximum aggregate amount available to be drawn under the Short Term Series A Letter of Credit and the maximum aggregate amount of Short Term Series A Letter of Credit Advances to be made by the Short Term L/C Series A Issuing Bank and the Short Term L/C Series A Funding Lenders with respect to drawings under the Short Term Series A Letter of Credit pursuant to the terms and conditions of the Letter of Credit Issuance and Reimbursement Agreement, and the rights and obligations of the Company, the Short Term L/C Series A Issuing

Bank and Short Term L/C Series A Funding Lenders in respect of the Short Term Series A Letters of Credit and Short Term Series A Letter of Credit Advances.

                  "Short Term L/C Series A Funding Lender" means the banks, financial institutions and other institutional lenders listed on Schedule II of the Letter of Credit Issuance and Reimbursement Agreement as the Short Term L/C Series A Funding Lenders and each Person that shall become a Short Term L/C Series A Funding Lender under the Letter of Credit Issuance and Reimbursement Agreement pursuant to Section 8.06 of such agreement.

                  "Short Term L/C Series A Issuing Bank" has the meaning specified in the recital of parties to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term L/C Series A Lenders" means the Short Term L/C Series A Issuing Bank and the Short Term L/C Series A Funding Lenders.

                  "Short Term L/C Series B Account" has the meaning specified in
Section 6 of the L/C Collateral Accounts Security Agreement.

                  "Short Term L/C Series B Facility" means an amount equal to $1,500,000, which amount represents the maximum aggregate amount available to be drawn under the Short Term Series B Letter of Credit and the maximum aggregate amount of Short Term Series B Letter of Credit Advances to be made by the Short Term L/C Series B Issuing Bank and the Short Term L/C Series B Funding Lenders with respect to drawings under the Short Term Series B Letter of Credit pursuant to the terms and conditions of the Letter of Credit Issuance and Reimbursement Agreement, and the rights and obligations of the Company, the Short Term L/C Series B Issuing Bank and Short Term L/C Series B Funding Lenders in respect of the Short Term Series B Letter of Credit and Short Term Series B Letter of Credit Advances.

                  "Short Term L/C Series B Funding Lender" means the banks, financial institutions and other institutional lenders listed on Schedule II of the Letter of Credit Issuance and Reimbursement Agreement as the Short Term L/C Series B Funding Lenders and each Person that shall become a Short Term L/C Series B Funding Lender under the Letter of Credit Issuance and Reimbursement Agreement pursuant to Section 8.06 of such agreement..

                  "Short Term L/C Series B Issuing Bank" has the meaning specified in the recital of parties to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term L/C Series B Lenders" means the Short Term L/C Series B Issuing Bank and the Short Term L/C Series B Funding Lenders.

                  "Short Term L/C Series C Account" has the meaning specified in
Section 6 of the L/C Collateral Accounts Security Agreement.

                  "Short Term L/C Series C Facility" means an amount equal to $22,000,000, which amount represents the maximum aggregate amount available to be drawn under the Short Term Series C Letters of Credit and the maximum aggregate amount of Short Term Series C Letter of Credit Advances to be made by the Short Term L/C Series C Issuing Banks and the Short Term L/C Series C Funding Lenders with respect to drawings under such Short Term

Series C Letters of Credit pursuant to the terms and conditions of the Letter of Credit Issuance and Reimbursement Agreement, and the rights and obligations of the Company, the Short Term L/C Series C Issuing Banks and Short Term L/C Series C Funding Lenders in respect of such Short Term Series C Letters of Credit and Short Term Series C Letter of Credit Advances.

                  "Short Term L/C Series C Funding Lender" means the banks, financial institutions and other institutional lenders listed on Schedule II of the Letter of Credit Issuance and Reimbursement Agreement as the Short Term L/C Series C Funding Lenders and each Person that shall become a Short Term L/C Series C Funding Lender under the Letter of Credit Issuance and Reimbursement Agreement pursuant to Section 8.06 of such agreement.

                  "Short Term L/C Series C Issuing Banks" has the meaning specified in the recital of parties to the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term L/C Series C Lenders" means the Short Term L/C Series C Issuing Banks and the Short Term L/C Series C Funding Lenders.

                  "Short Term Letters of Credit" means the Short Term Series A Letter of Credit, the Short Term Series B Letters of Credit and the Short Term Series C Letters of Credit.

                  "Short Term Letter of Credit Advances" means the Short Term Series A Letter of Credit Advances, the Short Term Series B Letter of Credit Advances and the Short Term Series C Letter of Credit Advances.

                  "Short Term MT Notes" means notes issued pursuant to a supplemental indenture in the form of Exhibit H-1 to the Letter of Credit Issuance and Reimbursement Agreement upon a Conversion of Letter of Credit Advances pursuant to Section 2.08(b) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term New Notes" means the Short Term Trade Series Notes, the Short Term Working Capital Series Notes and the Short Term MT Notes.

                  "Short Term Series A Letter of Credit" has the meaning set forth in Section 2.01(a)(i) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term Series A Letters of Credit Advance" means an advance by a Lender to the Company pursuant to Section 2.02(a)(i) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term Series B Letter of Credit" has the meaning set forth in Section 2.01(a)(ii) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term Series B Letter of Credit Advance" means an advance by a Lender to the Company pursuant to Section 2.02(a)(ii) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term Series C Letter of Credit" has the meaning set forth in Section 2.01(a)(iii) of the Letter of Credit Issuance and Reimbursement Agreement.

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

                  "Short Term Series C Letter of Credit Advance" means an advance by a Lender to the Company pursuant to Section 2.02(a)(iii) of the Letter of Credit Issuance and Reimbursement Agreement.

                  "Short Term Trade Series Agent" has the meaning set forth in
Section 6.1.1 of the Short Term Trade Series Supplemental Indenture.

                  "Short Term Trade Series Holder" means, as to any outstanding Short Term Trade Series Note a Holder of such Short Term Trade Series Note.

                  "Short Term Trade Series Notes" has the meaning set forth in
Section 2.1 of the Short Term Trade Series Supplemental Indenture.

                  "Short Term Trade Series Supplemental Indenture" means the First Supplemental Indenture dated as of October 4, 2002 among the Company, The Bank of New York, as Trustee, Co-Security Registrar, Authenticating Agent, Paying Agent and Transfer Agent in New York, Banco Rio de la Plata S.A., as Security Registrar, Argentine Paying Agent and Transfer Agent in Argentina and JPMorgan Chase Bank, as Administrative Agent and Calculation Agent.

                  "Short Term Working Capital Series Agent" has the meaning set forth in Section 6.1.1 of the Short Term Working Capital Series Supplemental Indenture.

                  "Short Term Working Capital Series Holder" means, as to any outstanding Short Term Working Capital Series Note a Holder of such Short Term Working Capital Series Note.

                  "Short Term Working Capital Series Notes" has the meaning set forth in Section 2.1 of the Short Term Working Capital Series Supplemental Indenture.

                  "Short Term Working Capital Series Supplemental Indenture" means the Third Supplemental Indenture dated as of October 4, 2002 among the Company, The Bank of New York, as Trustee, Co-Security Registrar, Authenticating Agent, Paying Agent and Transfer Agent in New York, Banco Rio de la Plata S.A., as Security Registrar, Argentine Paying Agent and Transfer Agent in Argentina and JPMorgan Chase Bank, as Administrative Agent and Calculation Agent.

                  "Specified Amount" means, at any date of determination, an amount equal to the greater of (A) U.S.$15,000,000 (or its equivalent in other currencies) and (B) 1% of the Company's Consolidated stockholders' equity as reflected in the Financial Statements of the Company most recently required to be filed by the Company with the CNV.

                  "Subordinated Debt" means all future Debt of the Company, subordinated in right of payment to the New Notes and Letter of Credit Advances pursuant to a subordination agreement substantially in the form of Exhibit A to this Annex A, which shall have no covenants or event of default or similar provisions with the exception of a cross acceleration provision relating to the New Notes and the Letter of Credit Advances.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Sucursal Shares" means shares of capital stock of Perez Companc Ecuador Sucursal Ecuador, a corporation organized and existing under the laws of the Cayman Islands and duly authorized for the development of commercial activities in the Republic of Ecuador.

                  "Supplemental Indentures" means the Long Term Trade Series Supplemental Indenture, the Long Term Working Capital Series Supplemental Indenture, the Short Term Trade Series Supplemental Indenture and the Short Term Working Capital Series Supplemental Indenture and any supplemental indenture pursuant to which MT Notes are issued.

                  "Takedown" means, with respect to each of the Trade Series Notes and the Working Capital Series Notes, the initial issuance, purchase and sale of the Trade Series Notes and the Working Capital Series Notes, respectively which shall take place on the Effective Date.

                  "Taxes" means any present or future taxes, duties, levies, imposts, deductions, withholdings or other governmental charges of whatever nature and all liabilities with respect thereto.

                  "Trade Series Holder" means, as to any outstanding Trade Series Note, a Holder of such Trade Series Note.

                  "Trade Series Notes" means the Long Term Trade Series Notes and the Short Term Trade Series Notes.

                  "Tranche" has the meaning specified in the definition of Letter of Credit Advances in this Annex A.

                  "Transaction Documents" means the Loan Documents with respect to all Letter of Credit Advances under all Letter of Credit Facilities and the Note Documents with respect to all New Notes.

                  "Trust Indenture Act" means the United States Trust Indenture Act of 1939, as amended.

                  "Trustee" means Bank of New York, as trustee under the Supplemental Indentures.

                  "Type" refers to the distinction between Letter of Credit Advances bearing interest at the Base Rate and Letter of Credit Advances bearing interest at LIBOR.

                  "Unconsolidated Person" means any Person (A) whose primary business is related to a core business of the Company and its Subsidiaries as of the date hereof, (B) that is not a Subsidiary of the Company, (C) over which the Company or any of its Subsidiaries, by contract, ownership of equity, membership on the board of directors (or similar governing body) or otherwise, has input or influence in the management, business or operations (whether or not such input or influence is shared with other Persons or other Persons have a greater role or deciding voice with respect to such Unconsolidated Person's management, business or operations).

                  "United States" or "U.S." means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "U.S. Dollars", "U.S.$" and "$" means the lawful currency of the United States.

                  "U.S. GAAP", means generally accepted accounting principles, as in effect from time to time in the United States of America.

                  "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Working Capital Series Holder" means, as to any outstanding Working Capital Series Note, a Holder of such Working Capital Series Note.

                  "Working Capital Series Notes" means the Long Term Working Capital Series Notes and the Short Term Working Capital Series Notes.

                                                                  EXECUTION COPY

                                                                         Annex B

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants as follows:

                  (a) Good Standing and Power. (i) The Company has been duly incorporated and is validly existing as a sociedad anonima duly established under the laws of Argentina, with power and authority (corporate and other) to own its properties and conduct its business as now being conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except to the extent that the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                           (ii) Each of the Company's Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as now being conducted; and each of the Company's Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and all the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except for directors' qualifying shares and except as set forth in the financial statements contained in the Offering Memorandum) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests or claims.

                  (b) Corporate Authority. (i) The execution, delivery and performance by the Company and each Subsidiary of each Applicable Transaction Document with respect to the Applicable Debt to which it is a party are within the Company's and such Subsidiary's corporate powers and have been duly authorized by all necessary corporate action. No consent or approval of stockholders or any Governmental Authority is required as a condition to the validity or performance of such Applicable Transaction Documents, except that the Company must obtain approval from the Central Bank of Argentina prior to transferring foreign exchange from Argentina to effect any payments of principal or interest with respect to the Applicable Debt.

                           (ii) Each Applicable Transaction Document with respect to the Applicable Debt, when delivered, will have been duly authorized, executed and delivered by the Company and each Subsidiary party thereto and will be the legal, valid and binding obligation of the Company and such Subsidiary enforceable against the Company and such Subsidiary in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity, and such Applicable Transaction Document does not contain any provision contrary to Argentine law, regulations or public policy.

                  (c) Authorizations. All authorizations, consents, approvals, registrations, orders, filings, qualifications, exemptions and licenses with or from Governmental Authorities which are necessary for the execution and delivery of, and the consummation of the transactions contemplated by the Applicable Transaction Documents with respect to the Applicable Debt and the performance by each of the Company and its Subsidiaries of its obligations thereunder have been effected or obtained and are in full force and effect, except that the Company must obtain approval from the Central Bank of Argentina prior to transferring foreign exchange from Argentina to effect any payments of principal or interest with respect to the Applicable Debt.

                  (d) Litigation. Except as disclosed in the Offering Memorandum, there are no legal or governmental investigations, actions, arbitrations, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Material Subsidiaries or any of their respective material properties which, if determined adversely to the Company or any of its Material Subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect including upon the results of operations or shareholders' equity of the Company and its Subsidiaries taken as a whole.

                  (e) No Conflicts, Compliance with Law. Neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its governing ordinance, memorandum or certificate of incorporation (or other equivalent instrument) or its by laws (or other equivalent instrument) or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate are not material to the Company and its Subsidiaries taken as a whole or to the Applicable Transaction Parties with respect to the Applicable Debt. The performance by the Company or any of its Subsidiaries of all of its obligations under the Applicable Transaction Documents with respect to the Applicable Debt to which it is a party, and the consummation of the transactions therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party, by which the Company or any of its Subsidiaries is bound or to which any of the Property or assets of the Company or any of its Subsidiaries is subject, except for violations or defaults that individually or in the aggregate are not material to the

         Company and its Subsidiaries taken as a whole or the Applicable Transaction Parties with respect to the Applicable Debt; nor will such action (i) result in any violation of the provisions of the governing ordinance, memorandum or certificate of incorporation (or other equivalent instrument) or by-laws (or other equivalent instrument) of the Company or any applicable law or statute or any order, rule, judgment or regulation of any court or governmental agency or body having jurisdiction over the Company (including, without limitation, any foreign exchange controls), any of its Subsidiaries or any of their respective properties, provided however, that the authorization of the Central Bank of Argentina may be required to the extent that any payment of principal or interest is made from Argentina, or (ii) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Company or any of its Subsidiaries; except that the Company must obtain approval from the Central Bank of Argentina prior to transferring foreign exchange from Argentina to effect any payments of principal or interest with respect to the Applicable Debt. The Company and its Subsidiaries are in compliance with all Governmental Rules except for any non-compliance which could not be expected to result in a Material Adverse Effect.

                  (f) Offering Memorandum. The Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) Financial Condition. The annual consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2001, together with consolidated statements of income and expense, retained earnings, paid-in capital and surplus and changes in financial position for the fiscal year then ended, audited by Pistrelli, Diaz y Asociados, and the consolidated balance sheet of the Company and its Subsidiaries as of June 30, 2002, together with consolidated statements of income and expense and changes in financial position for the six months then ended, certified by the chief financial officer of the Company, heretofore delivered to the Applicable Transaction Parties with respect to the Applicable Debt, fairly present the financial condition of the Company and its Subsidiaries and the results of their operations and transactions in their surplus accounts as of the dates and for the periods referred to and have been prepared in accordance with Argentine GAAP applied on a consistent basis by the Company and its Subsidiaries throughout the periods involved. There are no liabilities, direct or indirect, fixed or contingent, of the Company or any of its Subsidiaries as of the dates of such balance sheets which are not reflected therein or in the notes thereto. Furthermore, there has not been any change in the capital stock or long-term debt of the Company and its Subsidiaries since the date of the latest audited financial statements except as set forth on Schedule I hereto.

                  (h) Taxes. The Company and its Subsidiaries have filed in all jurisdictions all tax returns which they are required to file and have paid all taxes shown thereon and all assessments received by any of them to the extent that such taxes and assessments have become due and are not being contested in good faith, except where the failure to make such filings or pay such taxes or assessments would not have a Material Adverse Effect; and except as disclosed in the Offering Memorandum, there is no material tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Subsidiary.

                  (i) Tax Liability. There is no income, stamp or other tax, duty, impost, levy, deduction or other charge imposed (whether by withholding or otherwise) by Argentina (including any political subdivision thereof) or any Argentine governmental agency or other Argentine governmental or taxing authority or agency either (i) on or by virtue of the execution, delivery or performance by the Company of any Applicable Transaction Document with respect to the Applicable Debt or (ii) if the Applicable Debt consists of New Notes, on any payment to be made in respect of such Applicable Debt to the extent the New Notes were placed in a manner that satisfies the requirements of Article 36 of Argentine Negotiable Obligations LAW. If the Applicable Debt consists of Debt under the Letter of Credit Issuance and Reimbursement Agreement, payments to be made in respect of such Applicable Debt will be subject to Argentine withholding tax and will entitle the recipients of such payments to the benefits of Section 2.12 of the Letter of Credit Issuance and Reimbursement Agreement, subject to the limitations set forth therein.

                  (j) No Material Misstatements. No information, report, financial statement, exhibit or schedule furnished by or on behalf of the Company to the Applicable Transaction Parties with respect to the Applicable Debt in connection with the negotiation of the Applicable Transaction Documents with respect to the Applicable Debt or included therein or delivered pursuant thereto contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein not misleading; provided that, in each case, to the extent any such information, report or financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Company represents only that it has acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement or schedule, it being recognized that actual financial performance may differ from such forecast or projection.

                  (k) Title to Properties; Possession Under Leases. Each of the Company and each of its Subsidiaries has (i) good and marketable title in fee simple to all items of real property owned by it; (ii) good and marketable title to all personal property owned by it and
         (iii) a good and valid leasehold, easement or other applicable interest in all tangible property (including real property) it leases or otherwise possesses, except, in each case, where failure to have, as applicable, good and marketable title or a good and valid leasehold, easement or other applicable interest would not have a Material Adverse Effect. To the extent that each of the Company and each of its Subsidiaries has, as applicable, good and marketable title to or a good and valid leasehold, easement or other applicable interest in the Property described in the foregoing sentence, each of the Company and each such Subsidiary owns, leases, or possesses, as applicable, such Property free and clear of all Liens and defects except such as are described in Schedule II hereto or such as would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any Obligation to create or incur Liens, except such as are described in Schedule III hereto.

                  (l) Ownership of Property; Liens. Each of the Company and its Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other Governmental Authorities, all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof except where the failure to own, possess or obtain such licenses, permits, certificates, consents, orders, approvals or authorizations, or to make such declarations or filings, would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole; and neither the Company nor any such Subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization; and each of the Company and its Subsidiaries has all licenses, franchises, concessions, permits, authorizations, approvals and orders of and from all governmental and regulatory officials and bodies that are necessary to effect oil and gas exploration, production, refining, transportation and distribution activities as they are currently conducted thereby, except where the failure to have such licenses, franchises, concessions, permits, authorizations, approvals and orders is not material to the conduct of the business of the Company and its Subsidiaries taken as a whole; and each of the Company and its Subsidiaries is in material compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof.

                  (m) Not an Investment Company. Neither the Company nor any of its Subsidiaries that is a party to any Transaction Document is, or after giving effect to the issuance of the notes evidencing the Applicable Debt, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (n) Margin Stock. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use any of the proceeds of the Applicable Debt for any purpose, whether immediate, incidental or ultimate, of buying "margin stock" or of maintaining, reducing or retiring any Debt originally incurred to purchase stock that is currently a "margin stock", and the issuance of the Applicable Debt will not constitute an extension of "purpose credit" that is directly or indirectly secured by "margin stock" in each case within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve") and will not violate or result in a violation of such Regulation U or of Regulation T or Regulation X or any other regulation of the Federal Reserve.

                  (o) Environmental Protection. Each of the Company and its Subsidiaries (i) is in material compliance with any and all Environmental Laws, (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business as currently conducted and (iii) is in material compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive such required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.

                  (p) Adequate Licenses. Each of the Company and its Subsidiaries possesses adequate licenses (including without limitation concessions and permits) or other rights to use all know-how necessary, to conduct the business now operated by them, the loss of which would have a Material Adverse Effect, and neither the Company nor its Subsidiaries has received any notice of and does not know of any infringement of asserted rights of others with respect to any such know-how which, if such assertion of infringement were sustained, would have a Material Adverse Effect.

                  (q) Labor Relations. There are no existing or, to the best knowledge of the Company, threatened labor disputes with the employees of the Company or any of its Subsidiaries which are likely to have a material adverse effect on the Company and its Subsidiaries taken as a whole, nor is the Company aware of any existing, threatened or imminent labor disturbance by the employees of its principal suppliers, contractors or customers that could reasonably be expected to result in any Material Adverse Effect including upon the results of operations or shareholders' equity of the Company and its Subsidiaries taken as a whole.

                  (r) Absence of Filing Requirements. It is not necessary, in order to establish or maintain the legality, validity or enforceability of any Applicable Transaction Document with respect to the Applicable Debt under the laws of Argentina, Ecuador, Bolivia, or the Cayman Islands or to establish the admissibility into evidence of any such Applicable Transaction Document in any court in Argentina, Ecuador, Bolivia or the Cayman Islands that such Applicable Transaction Document be submitted to, filed or recorded with any court or other authority in Argentina, Ecuador, Bolivia or the Cayman Islands or that any tax, imposition or charge be paid in Argentina, Ecuador, Bolivia or the Cayman Islands on or in respect of such Applicable Transaction Document, other than a court tax of 3% of the amount in controversy so claimed with respect to the institution of any judicial proceeding to enforce such Applicable Transaction Document in the Federal District of Argentina; all documentation to be presented before the courts of Argentina will be required (i) to be officially translated into Spanish and (ii) in many cases, to carry legalizations.

                  (s) No Qualification Necessary. It is not necessary under the laws of Argentina, Ecuador, Bolivia or the Cayman Islands that any of the Applicable Transaction Parties with respect to the Applicable Debt or any Applicable Agent Party with respect to the Applicable Debt be licensed, qualified or entitled to carry on business in Argentina, Ecuador, Bolivia or the Cayman Islands by reason of the execution, delivery, performance or enforcement of any Applicable Transaction Document with respect to the Applicable Debt.

                  (t) No Filing Needed. It is not necessary, in order to establish or maintain the legality, validity, enforceability or priority of (i) any of the Applicable Transaction Documents with respect to the Applicable Debt under the laws of Argentina, Ecuador, Bolivia or the Cayman Islands or to establish the admissibility into evidence of any of the

         Applicable Transaction Documents with respect to the Applicable Debt in any court in Argentina, Ecuador, Bolivia or the Cayman Islands, that such Applicable Transaction Documents be submitted to, filed or recorded with any court or other authority in Argentina, Ecuador, Bolivia or the Cayman Islands.

                  (u) Ranking. The Applicable Debt will be unsecured and unsubordinated obligations of the Company and will rank pari passu with no preference among themselves, and the obligations of the Company with respect to the Applicable Debt, except (i) as is or may be provided under Argentine law, will rank at least pari passu in right of payment with all other present or future unsecured and unsubordinated obligations of the Company from time to time outstanding and (ii) for any preference or security in the L/C Collateral Accounts pursuant to the L/C Collateral Accounts Security Agreement.

                  (v) Jurisdiction. The submission of the Company and the Co-Obligors to the non-exclusive jurisdiction of the Federal and state courts in the borough of Manhattan in the City of New York pursuant to the Applicable Transaction Documents with respect to the Applicable Debt is legal, valid and binding under the laws of Argentina, Ecuador, Bolivia and the Cayman Islands, as applicable; and the appointment of CT Corporation System as its Process Agent for the purposes described in each Applicable Transaction Document with respect to the Applicable Debt is legal, valid and binding under the laws of Argentina, Ecuador, Bolivia and the Cayman Islands, as applicable.

                  (w) Ecuadorian Assets. The Ecuadorian Assets relating to the OCP Shares, Block 18 and Block 31 comprise all of the Property of the Company and its Subsidiaries in Ecuador, other than any Properties, the value of which, taken as a whole, does not represent a material portion of the aggregate value of the Ecuadorian Assets; and no Lien exists on the Ecuadorian Assets.

                  (x) Foreign Exchange Regulations. (i) The Company has complied, and is currently in compliance, in all material respects, with any and all foreign exchange and transfer restriction regulations.

                           (ii) Under the laws and regulations of Argentina and any political subdivision thereof in force as of the date hereof (including the regulations of the Central Bank and Section 5 of Decree 1589/89), the Company may freely sell and dispose of the hydrocarbons produced by it in Argentina, and has the right to freely dispose (without being obliged to repatriate) up to 70% of the proceeds from exports of its hydrocarbon (crude oil and crude oil derivatives).

                           (iii) There are no investigations, actions, suits or proceedings by any Argentine Governmental Authority pending or, to the knowledge of the Company, threatened against or affecting the Company, for breach of Argentine foreign exchange control or transfer restrictions laws and regulations, which, if determined adversely to the Company, could have, or be reasonably expected to have, a Material Adverse Effect.

                           (iv) Under the laws and regulations of Argentina and any political subdivision thereof in force as of the date hereof, all interest, principal, premium, if any, and any other payments due or made on the Applicable Debt may be paid by the Company to a holder thereof in Dollars outside of Argentina (a) by applying (without being obliged to repatriate) the percentage of export proceeds mentioned in
                  (ii) above, without any kind of prior or subsequent authorization from the Central Bank of Argentina or any other Governmental Authority; and/or (b) by means of the transfer to a destination outside of Argentina of Dollars acquired by the Company in Argentina in the local currency market, subject in this case (b) to the prior authorization from the Central Bank of Argentina for such transfer of Dollars.

                  (y) Use of Proceeds of Eligible Trade Transactions. The Company intends to apply the proceeds generated by Eligible Trade Transactions to the payment of amounts due under the New Notes and the Letter of Credit Advances.

                                                                  EXECUTION COPY

                                                                         Annex C

                            COVENANTS OF THE COMPANY

                  Affirmative Covenants. So long as any amount of the Applicable Debt shall remain unpaid or outstanding, the Company shall:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Material Subsidiaries to comply, in all material respects, with all Governmental Rules (including without limitation, environmental laws, social security laws, retirement and pension fund laws and the rules and regulations thereunder) except where the necessity of compliance therewith is being contested in good faith by appropriate proceedings or where noncompliance therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all their material obligations and liabilities, including all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided that neither the Company nor any of its Subsidiaries shall be required to pay or discharge any such obligation, liability, tax, assessment, charge or claim that (A) is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with Argentine GAAP, or (B) where non-compliance therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (c) Maintenance of Insurance. Keep, and cause each of its Material Subsidiaries to keep, at all times all of its properties which are of an insurable nature insured against loss or damage with insurers believed by the Company or such Material Subsidiary, as the case may be, to be responsible to the extent that property of similar characteristics is usually so insured by similar companies (within Argentina or the relevant jurisdiction in which the properties are located) and in accordance with rules and regulations applicable to such companies in Argentina or the relevant jurisdiction in which the properties are located; provided that the management of the Company or such Material Subsidiary may in any event increase the amount of any deductible or other retention of risk by the Company or such Material Subsidiary or reduce the level of insurance cover if it shall determine in good faith that such actions are in the best interests of the Company or such Material Subsidiary and not materially adverse to the interests of the Applicable Transaction Parties with respect to such Applicable Debt. Upon request of the Applicable Agent Party with respect to such Applicable Debt, the Company will furnish to such Applicable Agent Party, for distribution to the Applicable Transaction Parties with respect to such Applicable Debt, copies of the information provided annually by it or its Material Subsidiaries to Argentine or other regulatory agencies as to the insurance so carried.

                  (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause to be done all things necessary to, preserve and keep in full force and effect its corporate existence and will use its best efforts to do or cause to be done all things necessary to preserve and keep in full force and effect its rights (charter and statutory) and franchises and such rights and franchises of its Subsidiaries; provided that (i) the Company shall not be required to preserve or to cause its Subsidiaries to preserve any such right or franchise or preserve its Subsidiaries' existence if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss of such right, franchise or existence is not disadvantageous in any material respect to the Applicable Transaction Parties with respect to such Applicable Debt and (ii) the Company may consummate any merger or consolidation permitted under clause (c) of the Negative Covenants set forth in this Annex C.

                  (e) Inspection of Property, Books and Records. Keep, and cause each Material Subsidiary to keep, proper books of records and accounts in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities in accordance with standard accounting practices in the relevant jurisdictions; and permit, and cause each Material Subsidiary to permit, after at least five days' notice (except no such notice shall be required at any time after an Event of Default with respect to the Applicable Debt shall have occurred and be continuing) and during regular business hours, any Applicable Transaction Party with respect to such Applicable Debt or its representative, at such Applicable Transaction Party's expense, to visit and inspect any of the Company's and its Material Subsidiaries' respective properties, to examine any of their respective books and records, including documents relating to Eligible Trade Transactions, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired; except that the Company shall not be required to provide such access to any information that it may reasonably deem confidential.

                  (f) Maintenance of Properties, Etc. (i) Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its tangible properties that are used or useful in the conduct of business in good condition, repair and working order and supplied with all necessary equipment and cause to be made all necessary renewals, replacements and improvements thereof, all as in the judgment of the Company or such Subsidiary may be necessary that the business carried on in connection therewith may be properly and advantageously conducted at all times, provided that this covenant shall not in any way prevent the Company or such Subsidiary from discontinuing the operation or maintenance of any of its properties if such discontinuance is, as determined by the Board of Directors or responsible officers of the Company or such Subsidiary in good faith, desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and could not reasonably be expected to have a Material Adverse Effect.

                  (g) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, any transaction otherwise permitted under the Applicable Transaction Documents with respect to such Applicable Debt with any stockholder of the Company or any Affiliate of such stockholder which is not the Company or one of its Subsidiaries on terms that are no less favorable to the Company or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not such a stockholder or Affiliate.

                  (h) Reporting Requirements. Furnish to the Applicable Agent Party with respect to such Applicable Debt:

                           (i) in sufficient copies for distribution to each Applicable Transaction Party with respect to such Applicable Debt (and such Applicable Agent Party shall in turn deliver to such Applicable Transaction Party):

                                    (A)      within 120 days after the end of
                           each fiscal year or 45 days after such reports are made public, annual reports in English, which will include a report of the Board of Directors and annual audited consolidated and unconsolidated financial statements of the Company prepared in conformity with Argentine GAAP, together with, in the case of annual audited consolidated financial statements, a reconciliation thereof to U.S. GAAP and

                                    (B)      within 45 days after the end of
                           each of the first three fiscal quarters of each fiscal year of the Company, quarterly reports in English which will include unaudited consolidated and unconsolidated interim financial statements prepared in conformity with Argentine GAAP, accompanied by a limited review report prepared by an internationally recognized independent public accountant, in each case together with a certificate from each of an internationally recognized independent public accountant and the chief financial officer of the Company certifying:

                                    (I)      the adjustments to such financial
                           statements that would be required to reflect financial statements prepared on the basis of Adjusted Argentine GAAP, and

                                    (II)     the Company's compliance with the
                           Financial Covenants and with the Dividends, Capital Expenditures and Incurrence of Debt covenants contained in this Annex C as of the last day of such fiscal year or fiscal quarter, as applicable, accompanied by a schedule setting forth in reasonable detail the computations used by such accountant or the chief financial officer, as applicable, in certifying such compliance; and in the case of annual reports, together with a certificate of such accountant certifying the amount of Excess Cash for the fiscal year covered by such annual report;

                           (ii) as soon as possible and in any event within five days after a senior executive officer of the Company acquires knowledge of the occurrence of any Default with respect to such Applicable Debt continuing on the date of such statement, a statement of the chief financial officer of the Company setting forth details of such Default and the action that the Company has taken and proposes to take with respect thereto;

                           (iii) as soon as reasonably practicable after a senior executive officer of the Company obtains knowledge of the commencement of, or of a threat of the commencement of, an action suit or proceeding against the Company or any of its Material Subsidiaries before any court or arbitrator or Governmental Authority in which there is a significant likelihood of an adverse decision which would have a Material Adverse Effect or which in any manner questions the validity of any Applicable Transaction Document with respect to such Applicable Debt, a certificate of a senior financial officer of the Company setting forth the nature of such pending or threatened action, suit or proceeding and such additional information with respect thereto as may be reasonably requested by any Applicable Transaction Party with respect to such Applicable Debt;

                           (iv) as soon as reasonably practicable after a senior executive officer of the Company obtains knowledge thereof, notice of any event or conditions which has had or could reasonably be expected to have a Material Adverse Effect and the nature of such Material Adverse Effect or event or condition;

                           (v) within 15 days after the end of each of the Company's fiscal quarters in each fiscal year, a certificate of the chief financial officer of the Company certifying (A) in the case of any Letter of Credit issued under the Short Term L/C Series C Facility or the Long Term L/C Series C Facility, whether any event has occurred whereby the full then outstanding Available Amount of such Letter of Credit is no longer needed under any agreement or instrument relating to such Letter of Credit, and (B) with respect to each Letter of Credit issued under each other Letter of Credit Facility, whether any event has occurred that would permit a reduction in the Available Amount of such Letter of Credit and, where such reduction has not been effected, setting forth the reasons why such reduction has not been effected; and

                           (vi) within 15 days after the end of each fiscal quarter of the Company, for delivery only to the Lenders under the Short Term L/C Series C Facility, the Long Term L/C Series C Facility and the Long Term L/C Series D Facility, a certificate of the chief financial officer of the Company certifying, with respect to the commodity hedging transactions set forth on Schedule 2.01(a) of the Letter of Credit Issuance and Reimbursement Agreement, (A) the fair value as of the end of such fiscal quarter of each such commodity hedging transaction and the fair value as of the end of such quarter of the entire portfolio of such commodity hedging transactions; (B) the total collateral posted as of the end of such fiscal quarter in the form of stand-by letters of credit, cash or other eligible assets securing such commodity hedging transactions; (C) information, as of the end of such fiscal quarter, relating to the terms of such commodity hedging transactions with respect to (I) the types of instruments used, (II) quantity (bbls/day), (III) periods, (IV) settlement frequency, (V) contractual swap rate or strike price (US$/bbl) and (VI) market price (US$/bbl) and (D) that the transactions described in such certificate are the only transactions as to which the Letters of Credit under the relevant Letter of Credit Facility are serving as collateral.

                  (i) Payment of Obligations. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including without limitation tax liabilities, except (i) where the same may be contested in good faith by appropriate proceedings and appropriate reserves shall have been established for the accrual of any of the same or (ii) if the failure to pay and discharge or to cause any Subsidiary to pay or discharge such obligations and liabilities could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (j) Maintenance of Governmental Approvals. Maintain, and cause its Subsidiaries to maintain, in full force and effect all Governmental Approvals, and comply with all on-going notification and reporting requirements in Argentina, in each case, as are required or material for the operation of the business of the Company and its Subsidiaries taken as a whole and for the compliance by the Company with its Obligations under the Applicable Transaction Documents with respect to such Applicable Debt.

                  Negative Covenants. So long as any amount of the Applicable Debt shall remain unpaid or outstanding, the Company shall not:

                  (a) Liens, Etc. Create or permit to subsist, or permit any Material Subsidiary to create or permit to subsist, any Lien upon the whole or any part of its Property, unless, at the same time or prior thereto, the Company's obligations under the Transaction Documents are secured equally and ratably therewith, except that the foregoing restriction shall not apply to any of the following:

                           (i) Liens securing Debt incurred or assumed, in each case after the date hereof, solely for the purpose of financing all or any part of the cost of acquiring, constructing, developing, improving or repairing any Property (including, without limitation, an oil and/or gas concession, an oil and/or gas exploration, production or development contract or any interest therein), which Lien attaches solely to:

                                    (A)      such Property (but not any Property
                           theretofore owned by the Company or a Subsidiary, other than (I) unimproved real property and oil and gas concessions and rights and (II) Existing Property that is the subject of any Project Financing), but only if such Lien attaches concurrently with or within 180 days after the acquisition of, or the commencement of construction, development, improvement or repair of all or any part of, such Property, and/or

                                    (B)      Capital Stock of a special-purpose
                           entity that incurs such Debt and acquires, constructs, develops or repairs such Property, but only if such entity:

                                             (I)      is engaged only in the
                                    business of acquiring, constructing,
                                    developing, improving, repairing,
                                    maintaining or operating such Property and ancillary activities and

                                             (II)     has no assets other than
                                    such Property and Property ancillary
                                    thereto;

                  provided that:

                                    (1)      no Debt shall be permitted to be
                           secured with a Lien on Existing Property hereunder if after giving effect to the incurrence of such Debt the aggregate principal amount of Debt secured by Liens on Existing Property permitted under this clause (i) shall exceed 15% of the Company's Consolidated Assets as of the end of the most recently completed fiscal quarter for which Financial Statements are required to be delivered to the CNV prior to the date on which such Debt is incurred or assumed; and

                                    (2)      for the avoidance of doubt, Long
                           Term Debt of Perez Companc de Venezuela S.A. under a credit facility including International Finance Corporation as a lender shall be deemed to be Debt permitted to be secured by a Lien permitted under this clause (i), but only so long as:

                                             (x)      the aggregate principal
                                    amount of such Debt does not exceed
                                    $400,000,000 (or its equivalent in other currencies) and

                                             (y)      such Debt is incurred for
                                    acquisitions, construction, development, improvements and/or repairs for such Person's hydro-carbon business in Venezuela and ancillary purposes;

                           (ii) Liens on any Property or assets of any Person existing at the time such Person becomes a Subsidiary of the Company and not created in contemplation of such acquisition;

                           (iii) Liens on any Property existing at the time of the acquisition of such Property and not created in contemplation of such acquisition;

                           (iv) Liens solely in favor of the Company or any Subsidiary;

                           (v)      Liens arising by operation of law;

                           (vi) Liens created as a result of regulations or requirements of a Governmental Authority;

                           (vii) Liens on any Property in connection with any regulated program for the industrial development related to the activities performed by the Company imposed or entered into as a result of regulations or requirements of a Governmental Authority;

                           (viii) Liens securing current taxes, assessments or other governmental charges the validity of which is being contested by the Company in good faith by appropriate proceedings; Liens created pursuant to any order of attachment or similar legal process arising in connection with court proceedings which are being contested by the Company in good faith by appropriate proceedings; any Lien securing claims provided for by mandatory provisions of Argentine law which are being contested by the Company in good faith by appropriate proceedings;

                           (ix) Liens on assets securing Debt the aggregate principal amount of which (excluding Debt secured solely by Liens otherwise permitted under the Applicable Transaction Documents with respect to the Applicable Debt) is not more than U.S.$25,000,000 (or its equivalent in other currencies);

                           (x) Liens on cash and financial assets, deposit or securities accounts, time deposits, certificates of deposit or other similar assets securing Obligations of the Company or a Material Subsidiary under commodity hedging transactions existing on the date hereof, including Liens required to be created after the date hereof under such hedging transactions;

                           (xi) Liens on cash and financial assets, deposit or securities accounts, time deposits, certificates of deposit or other similar assets securing Obligations of the Company or a Material Subsidiary under commodity hedging transactions entered into on or after the date hereof in the ordinary course of business, the aggregate value of which, at the time when any such assets become subject to such Lien (excluding any amounts secured solely by Liens otherwise permitted under clause (x) above) is not more than U.S.$50,000,000 (or its equivalent in other currencies); provided that the sum of (A) the aggregate principal amount of Debt permitted to be secured under clause (ix) of this subsection (a) and (B) the aggregate value of assets subject to a Lien permitted under this clause
                  (xi) at the time when such assets become subject to such Lien shall not at any time exceed in the aggregate U.S.$50,000,000 (or its equivalent in other currencies);

                           (xii) Liens or obligations to create Liens existing on the Effective Date and listed on Schedules II and III to Annex B of the Transaction Document to which this Annex C is attached;

                           (xiii) Liens created under the L/C Collateral Accounts Security Agreement;

                           (xiv) Liens on cash and financial assets pledged in favor of any beneficiary of a Letter of Credit so long as the Available Amount of such Letter of Credit is reduced by an amount equal to the value of the cash and financial assets so pledged and concurrently with the incurrence of such Lien the Company satisfies its obligations under Section 2.04(h) of the Letter of Credit Issuance and Reimbursement Agreement;

                           (xv) Liens securing an extension, renewal, replacement and/or exchange of any Debt or Obligations secured in accordance with clause (i), (ii), (iii), (iv), (ix) and (x) above, provided that (A) such Liens do not extend to, or cover any Property other than the Property securing the Debt being refinanced, (B) the principal amount of such Debt is not increased and (C) the Debt so extended, renewed or replaced would be permitted to be incurred under the Applicable Transaction Documents with respect to such Applicable Debt if incurred at the time of such extension, renewal, replacement or exchange; and

                           (xvi) Liens on cash and financial assets pledged to secure reimbursement obligations arising (A) under any letter of credit (other than any Letter of Credit) issued in connection with obligations under any one or more OCP Agreements provided, for purposes of this clause (A), that the aggregate value of such cash and financial assets securing such obligations shall not at any time exceed $55,000,000 (or its equivalent in other currencies); and (B) under any letter of credit (other than any Letter of Credit) issued in connection with the financing of an import, which letter of credit expires no later than 180 days from the date of issuance.

                  (b) Change in Nature of Business. Make, or permit any of its Material Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                  (c) Consolidation, Mergers and Sales of Assets. Consolidate or merge with or into any other Person or sell, lease, or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person; provided that the Company may merge or consolidate with another Person if:

                           (i) no Default with respect to such Applicable Debt shall occur as a direct result of such merger or consolidation;

                           (ii) the surviving entity has a consolidated net worth the same or better than the Company immediately prior to such merger or consolidation; and

                           (iii) the surviving entity shall assume all Obligations of the Company under the Applicable Transaction Documents with respect to such Applicable Debt.

                  (d) Dividends, Etc. Purchase or redeem any of its issued shares or reduce its share capital, make a distribution of assets or other capital distribution to its shareholders, declare or pay any dividend or make any other distribution (including payment of management or other similar fees) to its shareholders or any of their Subsidiaries or repay any shareholders' loans or Subordinated Debt except that (i) the Company may at any time declare or pay any dividends payable in equity interests of the Company and (ii) the

         Company may purchase or redeem any of its issued shares or reduce its share capital, make a distribution of assets or other capital distribution (including payment of management or other similar fees) to its shareholders or any of their Subsidiaries, declare or pay any dividend or make any other distribution to its shareholders or repay any shareholders' loans or Subordinated Debt at any time after December 31, 2004 so long as (A) the aggregate amount of such purchases, redemptions, reductions of share capital, distributions, declarations or payments of dividends, fees or repayments of shareholders' loans or Subordinated Debt in any fiscal year does not exceed 50% of the Excess Cash for the Company's prior fiscal year and (B) no Default with respect to such Applicable Debt has occurred and is continuing.

                  (e) Capital Expenditures. Make, or permit any of its Subsidiaries to make, any Capital Expenditure at any time, except that the Company and its Subsidiaries may make such Capital Expenditure:

                           (i) to the extent that such Capital Expenditure is paid with assets that constitute property, plant or equipment of the Company and its Subsidiaries or equity capital of a Subsidiary holding solely such property, plant or equipment;

                           (ii) to the extent of the aggregate amount of Available Asset Sale Proceeds as of the date of such Capital Expenditure (applied against Available Asset Sale Proceeds with respect to each Asset Sale in the order of occurrence of such Asset Sales); and

                           (iii) if, after giving effect to such Capital Expenditure, the aggregate amount of all Capital Expenditures of the Company and its Subsidiaries in such fiscal year (excluding the amount of all Capital Expenditures permitted under clauses (i) and (ii) above) would not exceed:

                                    (A)      the amount shown in the table below
                           opposite such fiscal year:

--------------------------------------------------
Fiscal Year Ending In                    Amount
--------------------------------------------------
        2002                          $165,000,000
--------------------------------------------------
        2003                          $425,000,000
--------------------------------------------------
        2004                          $450,000,000
--------------------------------------------------
        2005                          $425,000,000
--------------------------------------------------
        2006                          $475,000,000
--------------------------------------------------
        2007                          $475,000,000
--------------------------------------------------

                           plus

                                    (B)      50% of Excess Cash for the
                           immediately preceding fiscal year; plus

                                    (C)      the sum of:

                                             (I)      the aggregate Net Cash
                                    Proceeds (to the extent not included under clause (a) of the definition of Excess Cash) received by the Company or any of its Subsidiaries during such fiscal year and prior to the date of such Capital Expenditure from::

                                                      (1)      any equity,
                                             Subordinated Debt or Project
                                             Finance Debt issued or incurred by
                                             the Company or any of its
                                             Subsidiaries; and

                                                      (2)      the aggregate
                                             principal amount of any prior
                                             Capital Expenditures in the form of
                                             Short Term Debt loaned to an
                                             Unconsolidated Person that was
                                             repaid prior to the date of the
                                             Capital Expenditure being
                                             considered and within one year
                                             after the date on which such loan
                                             was initially made, and

                                             (II)     the sum of 50% of the
                                    aggregate New Debt Amount for the last
                                    fiscal quarter of the prior fiscal year and for each of the first three fiscal quarters of the Company occurring in such fiscal year and completed on or prior to the date of such Capital Expenditure; minus

                                    (D)      the aggregate amount of any
                           purchases, redemptions, reductions, asset or capital distributions, dividends or other distributions (including payments of management or similar fees) or repayments of loans and Subordinated Debt, in each case that are described in subsection (d) above and have been made during such fiscal year prior to the date of such Capital Expenditure.

                  (f) Incurrence of Debt. Incur, or permit any Subsidiary to incur, any Debt on any date, other than:

                           (i)      Project Finance Debt,

                           (ii)     Debt under the Transaction Documents,

                           (iii)    Subordinated Debt,

                           (iv) Debt in respect of reimbursement obligations arising under letters of credit issued in connection with import financings which letters of credit expire no later than 180 days from the date of issuance but only to the extent of the value of cash and financial assets securing such Debt, and

                           (v) Debt in respect of reimbursement obligations arising under letters of credit (other than any Letter of Credit) issued in connection with obligations under any one or more OCP Agreements but only to the extent of the lesser of

                  $55,000,000 and the value of cash and financial assets securing such reimbursement obligations,

         if:

                                    (A)      the amount that is equal to:

                                             (I)      the aggregate principal
                                    amount of Consolidated Debt of the Company outstanding immediately prior to such incurrence, minus

                                             (II)     the value of the cash and
                                    investments thereof on such date credited to the L/C Collateral Accounts,

                  is less than the amount that is equal to:

                                             (1)      the amount calculated
                                    under sub-clauses (I) and (II) of this
                                    clause (A), plus

                                             (2)      the aggregate principal
                                    amount of the Debt proposed to be incurred, minus

                                             (3)      the portion of the
                                    proceeds of the incurrence of such Debt that is:

                                                       (x)      applied to the
                                             prepayment or repayment of
                                             Consolidated Debt, or

                                                       (y)      deposited into
                                             any L/C Collateral Account,

                                    at the time of such incurrence or that is required so to be and is applied or deposited by the earlier of (aa) the 30th day after the incurrence thereof and (bb) the end of the fiscal quarter of the Company in which such incurrence occurs, and

                                    (B)      after giving effect to such
                           incurrence and the application of the proceeds thereof, the ratio of:

                                             (I)      (A) the aggregate
                                    outstanding principal amount of Consolidated
                                    Debt of the Company (other than Subordinated
                                    Debt) as of such date (if not denominated in Dollars, converted into Dollars at the Exchange Rate applicable on such date), minus

                                             (B)      the value of the cash and
                                    investments thereof on such date credited to the L/C Collateral Accounts, to

                                             (II)     Adjusted EBITDA
                                    (calculated on a Quarterly Basis) for the four most recently completed fiscal quarters of the

                                    Company for which Financial Statements are required to be filed by the Company with the CNV,

                                    would be greater than 3.50:1.00;

provided that the proceeds of any Debt permitted to be incurred hereunder shall not be applied to purchase or redeem any of its issued shares or reduce its share capital, make a distribution of assets or other capital distribution to its shareholders, declare or pay any dividend or make any other distribution (including payment of management or other similar fees) to its shareholders or any of their Subsidiaries or repay any shareholders' loans or Subordinated Debt.

                  (g) Preservation of Collateral Capacity. At any time effect, incur or enter into or permit any Subsidiary to effect, incur or enter into, any transaction that restricts, or create or otherwise cause or permit to exist, or permit any Subsidiary to create or otherwise cause or permit to exist, any encumbrance or restriction on, the ability of the Company to comply in full with its obligations to make deposits into the L/C Collateral Accounts under Section 2.04 of the Letter of Credit Issuance and Reimbursement Agreement, except that the Company and its Subsidiaries may agree to a restriction or encumbrance on such ability so long as such restriction or encumbrance is subject to a basket that is sufficient to allow the Company at any time to comply with its obligations under such Section 2.04, assuming that an amount equal to 100% of the Available Amount of all Letters of Credit outstanding at such time were required to be deposited into the applicable L/C Collateral Accounts, and so long as the Company at all times maintains sufficient availability under such basket to fund all amounts that may in the future be required to be deposited under such
         Section 2.04.

                  (h) Limitation on Dividend and Other Payment Restrictions Affecting Material Subsidiaries.

                           (i) Except as provided in clause (ii) below, the Company will not, and will not cause or permit any of its Material Subsidiaries (other than any Subsidiary in respect of or as a result of the incurrence of Project Finance Debt) to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Material Subsidiary (other than any Subsidiary in respect of or as a result of the incurrence of Project Finance Debt) to:

                           (A)      pay dividends or make any other
                           distributions on or in respect of its Capital Stock to the Company or any other Material Subsidiary or pay any Debt owed to the Company or any other Material Subsidiary; or

                           (B) make loans or advances to, or guarantee any Debt or other obligations of, or make any Investment in, the Company or any Material Subsidiary.

                           (ii)     Clause (i) above will not apply to
                  encumbrances or restrictions existing under or by reason of:

                           (A)      applicable law;

                           (B)      any Transaction Documents;

                           (C) the restrictions in effect on the Effective Date and as set forth on Schedule I to this Annex C; and any amendments, restatements, renewals, replacements or refinancings thereof; provided, that any amendment, restatement, renewal, replacement or refinancing is not materially more restrictive with respect to such encumbrances or restrictions than those in existence on the Effective Date;

                           (D) customary non-assignment provisions of any contract and customary provisions restricting assignment or subletting in any lease governing a leasehold interest of any Material Subsidiary, or any customary restriction on the ability of a Material Subsidiary to dividend, distribute or otherwise transfer any asset which secures Debt secured by a Lien, in each case permitted to be incurred under the Transaction Documents;

                           (E) any instrument governing Acquired Debt not incurred in connection with or in anticipation or contemplation of, the relevant acquisition, merger or consolidation, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired;

                           (F) restrictions with respect to a Material Subsidiary of the Company imposed pursuant to a binding agreement which has been entered into for the sale or disposition of Capital Stock or assets of such Material Subsidiary; provided, that such restrictions apply solely to the Capital Stock or assets of such Material Subsidiary being sold;

                           (G) customary restrictions imposed on the transfer of copyrighted or patented materials; or

                           (H) an agreement governing Debt incurred to refinance the Debt issued, assumed or incurred pursuant to an agreement referred to in clause (C) or
                           (E) of this clause (ii); provided, that such refinancing agreement is not materially more restrictive with respect to such encumbrances or restrictions than those contained in the agreement referred to in such clause (C) or (E).

                  Covenants Applicable to Applicable Debt Under Short Term L/C Series A Facility, Long Term L/C Series A Facility, Short Term L/C Series B Facility and Long Term L/C Series B Facility and Converted A/B Notes. With respect to any Applicable Debt under the Short Term L/C Series A Facility, Long Term L/C Series A Facility, Short Term L/C Series B Facility or Long Term L/C Series B Facility and any Applicable Debt consisting of Converted

A/B Notes, so long as any amount of such Applicable Debt shall remain unpaid or outstanding, the Company shall not:

                  (a) Liens on Ecuadorian Assets. The provisions of subsection (a) of the Negative Covenants set forth in this Annex C notwithstanding, create or permit to subsist any Lien, permit any Subsidiary to create, or permit to subsist, any Lien on the Ecuadorian Assets, except for any Lien created on the Ecuadorian Assets to secure any Project Finance Debt and any Lien arising by operation of law; provided that in such event the Ecuadorian Assets shall at all times equally and ratably secure the obligations of the Company and the Co-Obligors (other than Pecom Energia S.A., Sucursal Bolivia) to the Lenders under the Short Term L/C Series A Facility, the Long Term L/C Series A Facility, the Short Term L/C Series B Facility and the Long Term L/C Series B Facility and the Converted A/B Notes; and provided further, that solely with respect to that portion of such obligations referred to in the immediately preceding proviso as are in respect of reimbursement obligations in respect of Available Amounts of Letters of Credit (and not to obligations in respect of outstanding Letter of Credit Advances and any other amounts then owing to such Lenders),

                           (i) if the Ecuadorian Assets securing any such Project Finance Debt are comprised entirely of Ecuadorian Assets relating to Block 18, such Ecuadorian Assets need so secure only 25% of such reimbursement obligations (without giving effect to any reductions to such reimbursement obligations upon the reduction of Available Amounts pursuant to Section 2.04(j) of the Letter of Credit Issuance and Reimbursement Agreement or deduction from such reimbursement obligations of any such amounts secured by the assets consisting of Block 31 pursuant to this clause (a)) or such other reasonable percentage proposed by the Company and acceptable to the Designated Lenders with respect to each of the Short Term L/C Series A Facility, the Short Term L/C Series B Facility, the Long Term L/C Series A Facility and the Long Term L/C Series B Facility, and

                           (ii) if the Ecuadorian Assets securing any such Project Finance Debt are entirely comprised of Ecuadorian Assets relating to Block 31, such Ecuadorian Assets need so secure only 75% of such reimbursement obligations (without giving effect to any reductions to such reimbursement obligations upon the reduction of Available Amounts pursuant to Section 2.04(j) of the Letter of Credit Issuance and Reimbursement Agreement or deduction from such reimbursement obligations of any such amounts secured by the assets consisting of Block 18 pursuant to this clause (a)) or such other reasonable percentage proposed by the Company and acceptable to the Designated Lenders with respect to each of the Short Term L/C Series A Facility, the Short Term L/C Series B Facility, the Long Term L/C Series A Facility and the Long Term L/C Series B Facility.

                  (b) Sale of Ecuadorian Assets. Sell, lease, transfer or otherwise dispose of, or permit any other Person to sell, lease, transfer or otherwise dispose of any portion of the Ecuadorian Assets, or grant any option or other right to purchase, lease or otherwise acquire any portion of the Ecuadorian Assets, in each case other than Ecuadorian Assets relating to Block 18 (such sale, lease, transfer or disposition or such grant of option or other right, a "Sale of Ecuadorian Assets"), unless it shall comply with the provisions of
         Section 2.04(j) of the Letter of Credit Issuance and Reimbursement Agreement.

         The covenants set forth above in subsections (a) and (b) above shall inure to the benefit of only the Lenders under the Short Term L/C Series A Facility, the Long Term L/C Series A Facility, the Short Term L/C Series B Facility and the Long Term L/C Series B Facility and the Holders of Converted A/B Notes, and (without prejudice to any rights arising under clause (g) of Annex D with respect to all Applicable
         Debt) no other Person shall have any right to enforce any such covenant; to any remedies or damages for the failure of the Company to comply with any such covenant; to amend any such covenant or waive compliance by the Company with respect to any such covenant; or any right to accelerate the payment of Obligations under any Transaction Document upon the breach of any such covenant by the Company. The failure of the Company to comply with any such covenant shall give rise to an Event of Default described in clause (f) of Annex C with respect to only the Applicable Debt under the Short Term L/C Series A Facility, Long Term L/C Series A Facility, Short Term L/C Series B Facility and Long Term L/C Series B Facility and Applicable Debt consisting of any Converted A/B Notes.

                  Financial Covenants. So long as any amount of the Applicable Debt shall remain unpaid or outstanding, the Company shall:

                  (a) Leverage Test. Maintain on any date a Leverage Index not greater than the Applicable Leverage Ratio as of such date.

                  (b) Interest Coverage Test. As of the last day of each fiscal quarter of the Company, beginning with the fiscal quarter ending December 31, 2002, maintain a ratio of (i) Consolidated Adjusted EBITDA (calculated on a Quarterly Basis) for the four most recent fiscal quarters ending on such last day to (ii) Consolidated Interest Expense of the Company (calculated on a Quarterly Basis) for the four most recent fiscal quarters ending on such last day, equal to or greater than the Applicable Interest Coverage Ratio for such four fiscal quarter period.

                  (c) Limitation on Short Term Debt. Not permit, on any date on or after the date hereof, (i) the aggregate principal amount of Short Term Debt of the Company as of such date (converted to U.S. Dollars at the Exchange Rate on such date) less (ii) the aggregate amount of cash and investments thereof credited to the L/C Collateral Accounts as of such date, to exceed U.S.$650,000,000.

                                                                  EXECUTION COPY

                                                                         ANNEX D

                                EVENTS OF DEFAULT

                  Events of Default. Each of the following events, conditions or circumstances shall constitute an Event of Default with respect to any Applicable Debt:

                  (a) If the Applicable Debt consists of any New Notes, the Company shall fail (i) to pay any principal of such Applicable Debt when the same becomes due and payable; or (ii) to pay any interest on such Applicable Debt or make any other payment of fees or other amounts payable with respect to such Applicable Debt under any Applicable Transaction Document with respect to such Applicable Debt, in each case under this clause (ii) within three Business Days after the same becomes due and payable.

                  (b) If the Applicable Debt consists of Obligations with respect to any Letter of Credit Facility, the Company shall fail (i) to pay any principal of such Applicable Debt when the same becomes due and payable or (ii) to pay any interest on such Applicable Debt or make any other payment of fees or other amounts payable with respect to such Applicable Debt under any Applicable Transaction Document with respect to such Applicable Debt, in each case under this clause (ii) within three Business Days after the same becomes due and payable; provided that, in each case, any failure to pay any amount in respect of such Applicable Debt shall be an Event of Default for purposes of this subsection (b) with respect to only the Tranche of Applicable Debt amounts in respect of which are unpaid under the conditions described in this subsection (b).

                  (c) If the Applicable Debt consists of Obligations with respect to any Letter of Credit Facility, the Company shall fail (i) to reduce, when required in accordance with Section 2.04(d), (e), (f),
         (g), (h), (i) or (j) of the Letter of Credit Issuance and Reimbursement Agreement, any Available Amount of any Letter of Credit issued under a Letter of Credit Facility or (ii) to deposit, when required in accordance with Section 2.04(d), (e), (f), (g), (h), (i) or (j) of the Letter of Credit Issuance and Reimbursement Agreement, any cash amounts in any L/C Collateral Account; provided that, in each case, any failure of the Company to take any such actions shall be an Event of Default for purposes of this subsection (c) with respect to only the Tranche of Applicable Debt made under such Letter of Credit Facility or for whose benefit such L/C Collateral Account was established.

                  (d) If the Applicable Debt consists of any New Notes, any representation or warranty made or deemed made, by or on behalf of the Company under any Applicable Transaction Document with respect to such Applicable Debt or by or on behalf of the Company in connection with any such Applicable Transaction Document shall prove to have been incorrect in any material respect when made or deemed made.

                  (e) If the Applicable Debt consists of Obligations with respect to any Letter of Credit Facility, any representation or warranty made or deemed made, by or on behalf of the Company under any Applicable Transaction Document with respect to such

         Applicable Debt or by or on behalf of the Company in connection with any such Applicable Transaction Document shall prove to have been incorrect in any material respect when made or deemed made; provided that the events, conditions and circumstances set forth in this subsection (e) shall be an Event of Default for purposes of this subsection (e) with respect to only the Tranche of Applicable Debt representations in respect of which or in respect of the Applicable Transaction Documents, the Applicable Transaction Parties or the Applicable Agent Party relating to such Tranche of Applicable Debt are proven to be incorrect in any material respect when made.

                  (f) The Company or, where applicable, any Co-Obligor, shall fail to perform or observe (i) any term, covenant or agreement contained in (A) subsection (d) or (g) of the Affirmative Covenants set forth in Annex C; (B) the Negative Covenants set forth in Annex C; or
         (C) the Negative Covenants Applicable to Applicable Debt Under Short Term L/C Series A Facility, Long Term L/C Series A Facility, Short Term L/C Series B Facility and Long Term L/C Series B Facility and Converted A/B Notes set forth in Annex C; provided that with respect to this clause (C) the failure of the Company or any Co-Obligor (other than Pecom Energia S.A., Sucursal Bolivia) to perform or observe any such covenants shall be an Event of Default for purposes of this subsection
         (f) with respect to such Applicable Debt only if such Applicable Debt consists of Debt under the Short Term L/C Series A Facility, Long Term L/C Series A Facility, Short Term L/C Series B Facility or Long Term L/C Series B Facility or Converted A/B Notes; or (D) the Financial Covenants set forth in Annex C; or (ii) in any material respect, any other term, covenant or agreement contained in any Applicable Transaction Document with respect to such Applicable Debt on its part to be performed or observed if such failure shall remain unremedied for 30 days after an executive officer of the Company or the Co-Obligor party to the Transaction Documents for such Applicable Debt has knowledge thereof.

                  (g) (i) A default occurs in payment of principal, interest or other amounts when due and payable in respect of any outstanding Debt of the Company or any of its Material Subsidiaries (but excluding such Applicable Debt) having an aggregate principal amount equal to or exceeding the Specified Amount at the time of such default, or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any outstanding Debt of the Company having an aggregate principal amount equal to or exceeding the Specified Amount at the time of such default (but excluding such Applicable Debt), whether such Debt now exists or shall hereafter be created and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; (ii) a default, other than a payment default described in the preceding subparagraph (but only when such default permits acceleration of the relevant Debt), occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Debt of the Company or a Subsidiary that is outstanding in an aggregate principal amount equal to or exceeding the Specified Amount at the time of such default (but excluding such Applicable Debt), whether such Debt now exists or shall hereafter be created; or (iii) the Company shall default under any agreement between the Company and the beneficiary of any Short Term Series C Letter of Credit, Long Term Series C Letter of Credit or Long Term Series D Letter of Credit relating to any commodity hedging transaction supported by such Letter of Credit, involving Obligations of the Company equal to or exceeding, in the aggregate, the Specified Amount at the time of such default, and such default shall continue after the applicable grace period (without giving effect to any cure resulting from a draw under the above referenced Letters of Credit), if any, specified in such agreement; provided that any default under such agreement caused solely as a result of an Issuing Bank's failure to honor a request for a draw under any of the Long Term Series C Letter of Credit, the Short Term Series C Letter of Credit and the Long Term Series D Letter of Credit, in each case made in accordance with the terms of such Letter of Credit, shall not constitute an Event of Default under this subsection (g).

                  (h) A distress, attachment, execution, seizure before judgment or other legal process is levied, enforced or sued out on or against any part of the Property of the Company or any of its Material Subsidiaries in an amount that equals or exceeds the Specified Amount at the time of such event and (i) such distress, attachment, execution, seizure before judgment or other legal process is not discharged or stayed within 60 days after having been notified to the Company or any of its Material Subsidiaries, as the case may be; or (ii) if such distress, attachment, execution, seizure before judgment or other legal process shall not have been discharged within such period, the Company or any of its Material Subsidiaries, as the case may be, shall have within such 60 day period contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof or upon posting a bond in connection therewith; provided that in no event shall the grace period provided by clause (ii) of this subsection (h) extend beyond the 360th day after the notification to the Company or any of its Material Subsidiaries, as the case may be, of such proceedings.

                  (i) A court having jurisdiction enters a decree for (A) relief in respect of the Company or any Material Subsidiary in an involuntary case under Argentine Law No. 24,522 or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in any applicable jurisdiction, or (B) appointment of an administrator, receiver, trustee or intervenor for the Company or any Material Subsidiary for all or substantially all of the property or assets of the Company or any of its Material Subsidiaries and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 days.

                  (j) If the Applicable Debt consists of Obligations with respect to the Short Term Series A Letter of Credit Facility, the Long Term Series A Letter of Credit Facility, the Short Term Series B Letter of Credit Facility or the Long Term Series B Letter of Credit Facility, a court having jurisdiction enters a decree for (A) relief in respect of any Co-Obligor (other than Pecom Energia S.A., Sucursal Bolivia) in an involuntary case under Argentine Law No. 24,5222 or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in any applicable jurisdiction or (B) appointment of an administrator, receiver, trustee or intervenor for any Co-Obligor (other than Pecom Energia S.A., Sucursal Bolivia) for all or substantially all of the property or assets of such Co-Obligor, and in each case, such decree or order shall remain unstayed and in effect for a period of 60 days.

                  (k) The Company or a Material Subsidiary consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law, or the consent by it to the filing of any such petition or the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official under any Bankruptcy Law, including a "sindico") of the Company or any Material Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors pursuant to the Bankruptcy Law, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action.

                  (l) If the Applicable Debt consists of Obligations with respect to the Short Term Series A Letter of Credit Facility, the Long Term Series A Letter of Credit Facility, the Short Term Series B Letter of Credit Facility or the Long Term Series B Letter of Credit Facility, any Co-Obligor (other than Pecom Energia S.A., Sucursal Bolivia) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law, or the consent by it to the filing of any such petition or the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official under any Bankruptcy Law, including a "sindico") of such Co-Obligor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors pursuant to the Bankruptcy Law, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Co-Obligor in furtherance of any such action.

                  (m) An order is made or an effective resolution is passed for the winding up or dissolution or administration under judicial supervision of the Company or any of its Material Subsidiaries and is not discharged or stayed within 30 days of having been notified to the Company or any of its Material Subsidiaries, as the case may be, or the Company ceases or threatens to cease to carry on all or a material part of its business or operations, except for the purpose of and followed by a reconstruction, amalgamation, reorganization, merger, demerger or consolidation (i) on terms approved by the Designated Lenders in the case of Applicable Debt under any Letter of Credit Facility and by the Required Holders with respect to the Applicable Debt in the case of Applicable Debt consisting of any New Notes or (ii) completed as otherwise permitted under the Applicable Transaction Documents with respect to such Applicable Debt.

                  (n) If the Applicable Debt consists of Obligations with respect to the Short Term Series A Letter of Credit Facility, the Long Term Series A Letter of Credit Facility, the Short Term Series B Letter of Credit Facility or the Long Term Series B Letter of Credit Facility, an order is made or an effective resolution is passed for the winding up or dissolution or administration under judicial supervision of any Co-Obligor (other than Pecom Energia S.A., Sucursal Bolivia) not discharged or stayed within 30 days or such Co-Obligor ceases or threatens to cease to carry on all or a material part of its business or operations, except for the purpose of and followed by a reconstruction, amalgamation, reorganization, merger, demerger or consolidation (i) on terms approved by the Designated Lenders with respect to each of the Short Term L/C Series A Facility, the

         Short Term L/C Series B Facility, the Long Term L/C Series A Facility and the Long Term L/C Series B Facility or (ii) completed as otherwise permitted under the Applicable Transaction Documents with respect to such Applicable Debt.

                  (o) The Obligations of the Company or any Subsidiary party thereto under any Applicable Transaction Document with respect to such Applicable Debt shall fail to rank at least pari passu with all other unsecured and unsubordinated Debt of the Company or any Subsidiary party thereto; provided that the pledge by the Company of the L/C Collateral Accounts pursuant to the L/C Collateral Accounts Security Agreement shall not be and shall not result in an Event of Default under this subsection (o).

                  (p) If the Applicable Debt consists of any New Notes, any provision of any Applicable Transaction Document with respect to such Applicable Debt shall cease to be valid and binding on or enforceable against the Company or any Subsidiary party thereto, or the Company or any Subsidiary party thereto shall so assert or state in writing, or it becomes unlawful for the Company or any Subsidiary to perform or comply with any of its obligations under any such Applicable Transaction Document to which it is a party.

                  (q) If the Applicable Debt consists of Obligations with respect to any Letter of Credit Facility, any provision of any Applicable Transaction Document with respect to such Applicable Debt shall cease to be valid and binding on or enforceable against the Company or any Subsidiary party thereto, or the Company or any Subsidiary party thereto shall so assert or state in writing, or it becomes unlawful for the Company or any Subsidiary to perform or comply with any of its obligations under any such Applicable Transaction Document to which it is a party; provided that that the events, conditions and circumstances set forth in this subsection (q) shall be an Event of Default for purposes of this subsection (q) with respect to only the Tranche of Applicable Debt whose rights under such Applicable Transaction Documents are impaired in any way due to such events, conditions and circumstances.

                  (r) Any governmental or other consent, license, approval or authorization which is now or may in the future be necessary or appropriate under any applicable law or regulation for the execution, delivery or performance by the Company or any of its Subsidiaries of any Applicable Transaction Document or its obligations thereunder with respect to such Applicable Debt to which it is a party or to make such Applicable Transaction Document legal, valid, enforceable and admissible in evidence shall not be obtained or shall be withdrawn, revoked or modified or shall cease to be in full force and effect or shall be modified in any manner which would have a material adverse effect on the rights or remedies of the Applicable Transaction Parties with respect to such Applicable Debt.

                  (s)      The ratio of:

                  (i) (A) the aggregate amount (without duplication) of receivables generated from Eligible Trade Transactions and cash received from spot sales made in connection with Eligible Trade Transactions during any of the following periods to (B) Debt Service in respect of the Trade Series Notes for such period shall be less than 1.25:1.00:

                  (I) the Company's fiscal quarter ending December 31, 2002,

                  (II) the Company's two fiscal quarters ending March 31, 2003,

                  (III) the Company's three fiscal quarters ending June 30, 2003, and

                  (IV) the Company's four fiscal quarters ending September 30, 2003; or

                  (ii) (A) the aggregate amount (without duplication) of receivables generated from Eligible Trade Transactions and cash received from spot sales made in connection with Eligible Trade Transactions during any fiscal quarter of the Company ending after September 30, 2003 to (B) Debt Service in respect of the Trade Series Notes for such fiscal quarter shall be less than 1.00:1.00; or

                  (iii) (A) the aggregate amount (without duplication) of receivables generated from Eligible Trade Transactions and cash received from spot sales made in connection with Eligible Trade Transactions during any period of two consecutive fiscal quarters ending after September 30, 2003 to (B) the Debt Service in respect of the Trade Series Notes for such fiscal quarters shall be less than 1.25:1.00,

                  (iv) (A) the aggregate amount (without duplication) of collections of receivables arising from Eligible Trade Transactions and cash received from spot sales made in connection with Eligible Trade Transactions that the Company and its Subsidiaries deposit or cause to be deposited and may maintain as freely disposable Dollars in accounts with commercial banks in countries that are members of the Organization of Economic Cooperation and Development during any of the following periods to (B) Debt Service in respect of the Trade Series Notes for such period shall be less than 1.10:1.00:

                  (I)      any period specified in clause (i) above, and

                  (II)     any fiscal quarter ending after September 30, 2003;

except that the failure to satisfy a ratio in clause (i), (ii), (iii) or (iv) above in this subsection (p) shall not give rise to an Event of Default for so long as

                  (A) any Governmental Rule is in effect or any governmental policy is being implemented through action or inaction by any Government Authority that materially impairs the ability of the Company or any of its Subsidiaries to export goods or services or to deposit and maintain in accounts in countries that are members of the Organization of Economic Cooperation and Development freely disposable Dollars received from collections of receivables arising from sales of such goods and services, and

                  (B)      such Governmental Rule or policy either:

                           (I) relates to crude oil and/or oil derivatives, or

                           (II) is the sole cause of the Company's inability to meet such ratio.

                  (t)      Any Change of Control shall occur.

                  (u) Petroleo Brasileiro S.A. or its Subsidiaries shall fail to acquire beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of Capital Stock of the Company representing more than 51% of the combined voting power of all Voting Stock of the Company on or before February 28, 2003.